UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box :
☐   Preliminary Information Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒   Definitive Information Statement

MobileBits Holdings Corporation
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☐  No fee required.
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $0.001 per share,

(2)	Aggregate number of securities to which transaction applies:

32,500,000 shares of common stock issued and outstanding.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated as follows: The filing fee was determined based upon the approximate book value of 32,500,000 shares of Pringo, Inc. equity which is $16,250 as of August 12, 2011.  In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001161 by $16,250,000.

(4)	Proposed maximum aggregate value of transaction:

$16,250,000

(5)	Total fee paid:

$1,886.63

☒ Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MobileBits Holdings Corporation
1990 Main Street Suite 750
Sarasota, FL 34236

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

Fellow Stockholders:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.001 per share (the “Common Stock”), of MobileBits Holdings Corporation, a Nevada Corporation (“Parent”), to notify such Stockholders that on or about June 22, 2011, Parent received written consents in lieu of a meeting of Stockholders from holders of 16,666,684 shares of voting securities representing approximately 63.27% of the 26,625,146 shares of the total issued and outstanding shares of voting stock of Parent (the “Majority Stockholders”) to authorize Parent’s Board of Directors to approve the following:

(i)
to approve the execution of the Agreement and Plan of Merger dated June 23, 2011 between MB Pringo Merger Sub, Inc., a Delaware corporation, Parent,  and Pringo, Inc., a Delaware Corporation (the “Merger”); and

(ii)
to amend our Articles of Incorporation in the State of Nevada to increase the maximum number of shares of stock that Parent shall be authorized to have outstanding at any time to two hundred fifty million (250,000,000) shares of par value $0.001 common stock (the “Authorized Share Increase”).

On June 20, 2011, our Board of Directors approved the Merger subject to the approval of our stockholders. The majority stockholder approved the Actions by written consent in lieu of a special meeting on June 22, 2011. Pursuant to Chapter 78.315 of the Nevada Revised Statute (the “NRS”), and our Certificate of Incorporation and By-Laws, together with all amendments thereto, the Actions may be taken by the written consent of the majority stockholder in lieu of a special meeting. Accordingly, your consent is not required, and is not being solicited in connection with the approval of the Action.

On June 22, 2011, Parent received written consents in lieu of a meeting of Stockholders from Shareholders owning a majority of the issued and outstanding shares of Parent authorizing the Board to amend our Articles of Incorporation in the State of Nevada to increase the maximum number of shares of stock that Parent shall be authorized to have outstanding at any time to two hundred fifty million (250,000,000) shares of par value $0.001 common stock.

Pursuant to Rule 14c-2 under the Exchange Act, the Action will not be implemented until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to our stockholders.

We urge you to read the entire Information Statement carefully. Please do not send in your stock certificates at this time. If the Merger is completed, you will receive instructions regarding the surrender of your stock certificates or the transfer of your book-entry shares, as the case may be, and payment for your shares of Common Stock.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

October 12, 2011

By Order of the Board of Directors of MOBILEBITS HOLDINGS CORPORATION

By:	/s/ Walter Kostiuk
Walter Kostiuk Chief Executive Officer and Chief Financial Officer

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE PROPOSED MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Information Statement is dated October 12, 2011 and is first being mailed to Parent’s common stockholders on or about October 14, 2011.

SUMMARY	6
Parties to the Merger	6
The Merger	7
Reasons for the Merger	7
Stockholder Action by Written Consent	7
Financing of the Merger	7
The Merger Agreement	7
Material U.S. Federal Income Tax Consequences of the Merger	10
Appraisal Rights	11
Market Price of Our Common Stock	11
QUESTIONS AND ANSWERS ABOUT THE MERGER	11
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION	13
THE MERGER	14
Parties to the Merger	14
The Merger	15
The Merger Consideration	15
Background of the Merger	15
Reasons for the Merger	16
Stockholder Action by Written Consent	17
Financing of the Merger	17
Treatment of Certain Outstanding Equity Securities	18
Regulatory Approvals to Be Obtained in Connection with the Merger	18
Material U.S. Federal Income Tax Consequences of the Merger	18
Conduct of Our Business if the Merger is Not Completed	19
Appraisal Rights	19
THE MERGER AGREEMENT	20
Explanatory Note Regarding the Merger Agreement	20
Effects of the Merger; Directors and Executive Officers; Certificate of Incorporation; Bylaws	20
Closing and Effective Time	21
Treatment of Certain Indebtedness	21
Treatment of Common Stock, Warrants, and Stock Options	21
Representations and Warranties	21

Conduct of Our Business Pending the Merger	24
Solicitation of Acquisition Proposals	26
Stockholder Action by Written Consent	27
Further Action; Efforts	27
Employee Benefit Matters	27
Indemnification; Directors’ and Officers’ Insurance	27
Conditions to the Merger	29
Termination	30
Termination Fees	30
Effect of Termination	31
Expenses	31
Modification or Amendment	31
Remedies	31
AMENDMENT TO PARENT’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK	32
AMENDMENT TO PARENT’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK	32
MARKET PRICE OF OUR COMMON STOCK	33
General	33
Principal Trading Market; High and Low Sales Prices	33
Dividends	34
Transfer Agent and Registrar	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
HOUSEHOLDING OF MATERIALS	35
WHERE YOU CAN FIND MORE INFORMATION	36

Appendix A	Agreement and Plan of Merger
Appendix B	Financial Conditions and Certain Other Information regarding MobileBits Holding Corporation and Merger Sub
Appendix C	Financial Conditions and Certain Other Information regarding Pringo, Inc.
Appendix D	Pro Foma Financial Information regarding MobileBits Holding Corporation

SUMMARY

This summary highlights selected information from this information statement (this “Information Statement”) and may not contain all of the information that is important to you. Accordingly, we encourage you to read this entire Information Statement and its annexes carefully, as well as those additional documents to which we refer you. Items in this summary include a page reference directing you to a more complete description of that topic. You may obtain certain information referenced in this Information Statement without charge by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 36

Parties to the Merger (Page 14)

MobileBits Holdings Corporation

MobileBits Holdings Corporation (the “Parent,” “MBHC,” or “we”) is a Nevada corporation formerly “Bellmore Corporation" which previously had the intention to supply non prescription nutritional products. We merged with MobileBits Corporation, a private company formed in March 2009,  which focuses on providing answers and highly targeted advertising through an automated answer engine accessed via web and mobile smartphone applications.  Subsequently, we now focus on mobile products that deliver answers and targeted advertisements on smartphone's and tablet computers.

Our Mobile Answer Engine Application is comprised of two components: (i) Answer engine server based system delivering relevant answers to questions input through a Natural Language Interface (NLI), the mobile applications, and (ii) Advertising platform that combines answers with targeted retail advertising.

            MBHC provides an intuitive way to search and access certain content on the Internet through a mobile phone application using our natural language interface (NLI). NLI is a method that allows end users to ask questions rather than to input singular words. MobileBits’ Answer Engine product utilizes this method to simplify access to the broad array of popular consumer information on the web through its proprietary mobile application user interface. In addition, our product automatically categorizes and connects the appropriate, relevant advertisement to the specific content being viewed.

Pringo, Inc.

Pringo, Inc. (“Pringo”) is a Delaware “C” Corporation headquartered in Los Angeles, California. Established in late 2006, Pringo offers software products that combine multi-lingual enterprise-class portals, content management systems, social collaboration features, and user management tools in various open-source packages. Pringo’s clients include Comcast, eHarmony, Scripps, and Square Enix. Pringo distinguishes itself from other products of the same class in the market in four distinct areas: Pringo products are offered in an open-source format; available in 23 languages; Pringo products are easily integrated and easily deployed by enterprises; and Pringo offers over 400 customizable features.

MB Pringo Merger Sub, Inc.

MB Pringo Merger Sub, Inc. (“Merger Sub”) was formed by MBHC solely for the purpose of completing the Merger (as defined below). Merger Sub is a wholly-owned subsidiary of MBHC and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement (as defined below).

The Merger (Page 15)

On June 23, 2011, Parent entered into an agreement and plan of merger with Pringo and Merger Sub (the “Merger Agreement”). The Merger Agreement provides that at the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into Pringo, and Pringo will cease to be an independent company and will instead be a wholly-owned subsidiary of Parent (the “Merger”). We expect to complete the Merger in the fourth quarter of the 2011 fiscal year, assuming that all of the conditions set forth in the Merger Agreement have been satisfied or waived. However, because the Merger is subject to a number of conditions, some of which are beyond our control, the precise timing for completion of the Merger cannot be predicted with certainty. If the Merger is completed, you will not own any shares of the capital stock of the surviving corporation. The Merger Agreement is attached as Appendix A to this Information Statement, and we encourage you to review it carefully in its entirety because it is the legal document that governs the Merger.

The Merger Consideration (Page 15)

In the Merger, (i) each share of Common Stock outstanding immediately prior to the Effective Time (other than shares of Common Stock held by stockholders who have properly demanded appraisal rights under Section 2.3 of the Merger Agreement, with respect to such shares, if any) will be converted into the right to receive shares of Parent Common Stock (as defined in the Merger Agreement) such that at the Effective Time, Pringo’s stockholders, and the holders of Pringo’s outstanding options and warrants, shall own fifty percent (50%) of the Parent’s then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised), and the Parent’s stockholders, and holders of Parent’s outstanding options and warrants,  shall own fifty percent (50%) of its then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised).

Reasons for the Merger (Page 16)

The sole Board of Director determined that the Merger and the Merger Agreement are fair to, and in the best interests of, the holders of the Common Stock adopted a resolution approving the Merger Agreement.

The sole director considered and reviewed and evaluated the merits of the Merger, (i) approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (ii) determined that the terms of the Merger and the other transactions contemplated by the Merger Agreement are advisable and fair to the Parent and its stockholders, and (iii) recommended that the Parent’s stockholders adopt the Merger Agreement and the Merger.

Stockholder Action by Written Consent (Page 17)

Following the execution of the Merger Agreement, Walter Kostiuk, our sole director and Chief Executive Officer, the beneficial owner of approximately 63.27% of the outstanding shares of Common Stock, executed a written consent in lieu of a meeting and delivered such written consent to Parent adopting the Merger Agreement and approving the transactions contemplated thereby on June 22, 2011 (the “Written Consent”). As a result, no further approval of our stockholders is required to approve and adopt the Merger Agreement and the transactions contemplated thereby.

Financing of the Merger (Page 17)

Consummation of the Merger and the other transactions contemplated by the Merger Agreement are not conditioned upon Parent or Merger Sub obtaining any financing.  See “The Merger— Financing of the Merger” beginning on page 17.

Treatment of Common Stock, Warrants, and Stock Options (Page 21)

The Merger Agreement includes terms regarding the treatment of our outstanding Common Stock at the Effective Time, as well as warrants, and stock options exercisable for Common Stock.

•
Common Stock and Stock Options.  At the Effective Time, each share of common stock, par value $0.001 per share, of Pringo (“Pringo Common Stock”) issued and outstanding immediately prior to the filing of the certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”), shall be converted into the right to receive a number of shares of Parent Common Stock such that at the Effective Time, the Pringo’s stockholders, and the holders of the Pringo’s outstanding options and warrants, shall own fifty percent (50%) of the Parent’s then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised), and the Parent’s stockholders, and holders of Parent’s outstanding options and warrants,  shall own fifty percent (50%) of its then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised).  All such shares of Pringo Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously representing any such shares shall thereafter represent the right to receive a certificate representing the shares of Parent Common Stock into which such Pringo Common Stock was converted in the Merger.  Certificates previously representing shares of Pringo Common Stock shall be exchanged for certificates representing whole shares of Parent Common Stock and any fractional shares of Parent Common Stock to be issued or paid in consideration therefor upon the surrender of such certificates shall be rounded up to the next whole share number.

Customary Covenants (Page 21)

The Merger Agreement contains customary covenants, including covenants providing for each of the parties: (i) to conduct its operations in all material respects according to the ordinary and usual course of business consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger; (ii) to use commercially reasonable efforts to cause the transaction to be consummated; (iii) the entering into employment agreements by Parent with certain key employees, including Walter Kostiuk, Majid Abai and Harvard Young, (iv) Parent entering into an employee stock option plan, (v) the amending of  Parent’s Certificate of Incorporation to (A) increase the number of authorized shares of capital stock to 250,000,000 shares, (B) changing the name of parent to “MB Pringo Corporation”, and (C) causing the directors of Parent to be Walter Kostiuk, Majid Abai, Farid Moradi, Mathew Mountain, and one other director to be nominated by mutual agreement between Parent and Pringo prior to closing, (vi) the appointment of officers of Parent, including Majid Abai – Chief Executive Officer, Walter Kostiuk – President, Chief Strategy Officer and Chief Financial Officer, and Harvard Young – Chief Technology Officer; (vii) the entering into a one year restriction agreement by the shareholders of Pringo and Parent, and (viii) not to initiate, solicit or knowingly encourage inquiries, proposals or offers relating to alternate transactions or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto.

Solicitation of Acquisition Proposals (Page 26)

The Merger Agreement contains customary limitations on Pringo’s ability to engage with alternative purchasers, subject to an exception for the Board to comply with its fiduciary duties under applicable law.

Conditions to the Merger (Page 29)

Each of Pringo’s, Parent’s and Merger Sub’s obligations to complete the Merger is subject to the satisfaction or waiver of the following conditions, among other things:

•	Approval by Pringo’s and Parent’s stockholders. Parent’s approval occurred when Walter Kostiuk executed and delivered the Written Consent to Parent on June 22, 2011;

•
No Governmental Entity, nor any federal or state court of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or arbitration award or finding or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger or any other transactions contemplated in this Agreement; and

•
All material consents, approvals and authorizations of any Governmental Entity required of Pringo, Parent or any of their Subsidiaries shall have been obtained. The absence of legal prohibitions on the completion of the Merger.

In addition, Pringo’s obligation to complete the Merger is subject to the satisfaction or waiver of the following additional conditions, among other things:

•
The representations and warranties of Parent and Merger Sub will be true and correct in the manner set forth in the section entitled “The Merger Agreement — Conditions to the Merger” beginning on page 29;

•	Parent and Merger Sub will have performed, in all material respects, all of their agreement and covenants under the Merger Agreement; and

•
Parent will have a minimum of cash of at least $1 million in excess of its then outstanding current and long term liabilities, excluding costs and expenses incurred by Parent in connection with the preparation of Pringo’s audited financial statements.

In addition, Parent and Merger Sub’s obligations to complete the Merger are subject to the satisfaction or waiver of the following additional conditions, among other things:

•	The representations and warranties of Pringo will be true and correct in the manner set forth in the section entitled “The Merger Agreement — Conditions to the Merger” beginning on page 29;

•	Pringo will have performed, in all material respects, all of its obligations under the Merger Agreement;

•	Pringo shall have obtained the consents set forth in the Company Disclosure Schedule (as defined in the Merger Agreement);

•
There shall not have occurred any event that has had or could reasonably be expected to have a Material Adverse Effect (as defined in the section entitled “The Merger Agreement — Representations and Warranties” beginning on page 21) since June 23, 2011;

•	Pringo shall deliver to Parent the Audited Financial Statements in accordance with Section 5.17 of the Merger Agreement; and

Termination (Page 30)

The Merger Agreement also contains certain termination rights and provides that, (i) Pringo has ten calendar days from the date of the Merger Agreement to complete its due diligence of Parent and Pringo may terminate the Merger Agreement if it uncovers during the 10 day period a material breach of the agreement that is not cured by Parent within 30 days of notice, (ii) Pringo has ten calendar days from the date of the Merger Agreement to provide Parent all material documents, agreements and other information in connection with its representation and warranties, and if these documents are not provided during such 10- day period Parent may terminate the Merger Agreement, and (iii) Parent has up to 21 calendar days complete its due diligence of Pringo and may terminate the Merger Agreement if it uncovers during the 21 day period information that, should the merger take place, would have a material adverse effect on Parent’s business.

The Merger Agreement may also be terminated at any time prior to the Effective Time, by mutual written consent of the Board of Directors of Parent and Pringo, and, subject to certain limitations described in the Merger Agreement, by either Parent or Pringo, if any of the following occurs:

• The Merger is not consummated prior to 90 days from the date of the Merger Agreement (the “Outside Date”); or

• A governmental entity has issued any order or taken any final and non-appealable action prohibiting or restraining the Merger; or

• Either Parent or Pringo enters into a definitive agreement with respect to a Superior Proposal (as defined in Section 5.5(d) of the Merger Agreement); or

In addition, Parent may terminate the Merger Agreement if, among other things:

•
Pringo breaches or fails to perform in any material respect any representation, warranty, covenant or agreement which results in the failure of a closing condition and which is not cured within 60 days after notice to Parent.

Pringo may terminate the Merger Agreement if, among other things:

•
Parent breaches or fails to perform in any material respect any representation, warranty, covenant or agreement which results in the failure of a closing condition and which is not cured within 60 days after notice to Parent.

Termination Fees (Page 30)

If the Merger Agreement is terminated, then Parent may be required under certain circumstances specified in the Merger Agreement to pay to Pringo a termination fee of $100,000, and Pringo may be required to pay to Parent $100,000 under certain circumstances if it materially breaches its obligations under the Merger Agreement.

Material U.S. Federal Income Tax Consequences of the Merger (Page 18)

The Merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

We urge you to consult your own tax advisor to determine the particular U.S. federal, state, local and foreign tax consequences to you pursuant to the Merger.

Appraisal Rights (Page 19)

Under the NRS, dissenting shareholders will not have rights to appraisal in connection with the Merger discussed in this Information Statement.

Market Price of Our Common Stock (Page 33)

The closing price of our Common Stock on the OTCBB of the OTC Market (the “OTCBB”), on June 22, 2011, the last trading day that our stocks traded prior to public announcement of the execution of the Merger Agreement, was $1.02 per share. On October 11, 2011, the most recent practicable date before this Information Statement was mailed to our stockholders, the closing price of our Common Stock on the OTCBB was $4.00 per share. You are encouraged to obtain current market quotations for our Common Stock.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger and the Merger Agreement. These questions and answers may not address all questions that may be important to you as our stockholder. Please refer to the “Summary” and the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to in this Information Statement, each of which you should read carefully. You may obtain certain information referenced in this Information Statement without charge by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 36.

Q:	What is the proposed transaction and what effects will it have on Parent?
A:
The proposed transaction is the acquisition of Pringo by Parent pursuant to the Merger Agreement. If the closing conditions under the Merger Agreement have been satisfied or waived, at the Effective Time all outstanding Common Stock and Preferred Stock Pringo will be converted into the right to receive the Common Stock of Parent. As a result of the Merger, Pringo will become an wholly owned subsidiary of Parent and Parent will continue to be a publicly-held corporation, our Common Stock will continue to be quoted on the OTCBB, we will continue to file reports with the SEC on account of our Common Stock or otherwise and you will continue to have any interest in our future earnings or growth.

A:
Q:	When do you expect the Merger to be completed?
A:
We are working to complete the Merger as soon as practicable. We expect to complete the Merger in the fourth quarter of 2011, assuming that all of the conditions set forth in the Merger Agreement have been satisfied or waived. However, because the Merger is subject to a number of conditions, some of which are beyond the control of Parent and Pringo, the precise timing for completion of the Merger cannot be predicted with certainty.

Q:
Q:	Did the Board approve and recommend the Merger Agreement?
A:
Yes. Our Board, having reviewed and evaluated the merits of the Merger, (i) approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (ii) determined that the terms of the Merger and the other transactions contemplated by the Merger Agreement are advisable and fair to us and our stockholders, and (iii) recommended that our stockholders adopt the Merger Agreement and the Merger.

Q:	Has stockholder approval and adoption of the Merger Agreement been obtained?
A:	Yes. Following the execution of the Merger Agreement, Walter Kostiuk delivered a Written Consent of the majority stockholder approving and adopting the Merger Agreement and approving the Merger.
A:
Q:	Why am I not being asked to vote on the Merger?
A:
Consummation of the Merger requires the approval and adoption of the Merger and the Merger Agreement by the holders of a majority of the outstanding voting power of Capital Stock voting together as a single class and a majority of the outstanding shares of Preferred Stock. The requisite stockholder approval was obtained on June 22, 2011, when Walter Kostiuk executed the Written Consent adopting and approving in all respects the Merger Agreement and the transactions and agreements contemplated thereby. As a result, no further approval of the stockholders of Parent is required to approve and adopt the Merger Agreement and the transactions and agreements contemplated thereby.

Will there be a special meeting of stockholders to consider the transaction?
No.

Q:	Why am I receiving this Information Statement?
A:
You may be receiving this Information Statement because you owned shares of our Common Stock on the close of business on June 23, 2011. As a result of entering into the Merger Agreement, applicable laws and regulations require us to provide you with notice of the Written Consent delivered on June 22, 2011 by Walter Kostiuk, adopting and approving in all respects the Merger Agreement and the transactions and agreements contemplated thereby. As a result, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

A:
Q:	Should I send in my stock certificates now?
A:
No. After the Merger is completed, you will continue to own your shares of Common Stock of Parent.  Pringo’s stockholders will upon the completion of the Merger receive a letter of transmittal with detailed written instructions for exchanging its shares of Pringo Common Stock for our Common Stock.

A.
Q:	Who can help answer my questions?
A:	If you would like additional copies, without charge, of this Information Statement or if you have questions about the Merger you should contact:

Walter Kostiuk
Chief Executive Officer, Chief Financial Officer
MobileBits Holdings Corporation
1990 Main Street Suite 750
Sarasota, FL 34236

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Information Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations or forecasts of future events. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “forecast,” “budget” and similar expressions. Statements in this report that contain forward-looking statements include, but are not limited to, the expected benefits and closing of the proposed Merger, information concerning our possible or assumed future results of operations and our future plans with respect to our business and related disclosures. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the results referred to in the forward-looking statements contained in this Information Statement. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this Information Statement include, but are not limited to, the risks detailed in our filings with the SEC, including our most recent filings on Forms 10-K, factors and matters contained in this Information Statement, and the following factors:

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require us to pay a termination fee;

•	the inability to complete the Merger due to the failure to satisfy conditions to completion of the Merger, including obtaining required regulatory approvals;

•	the failure of the Merger to close for any other reason;

•	risks that the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger;

•	the outcome of any legal proceedings that have been or may be instituted against Parent and/or others relating to the Merger Agreement;

•	the diversion of our management’s attention from our ongoing business concerns;

•	the effect of the announcement, pendency or anticipated consummation of the Merger on our business relationships, operating results and business generally; and

•	the amount of the costs, fees, expenses and charges related to the Merger.

Other sections of this Information Statement and our other filings with the SEC, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended October 31, 2010 (the “Annual Report”), include additional factors that could adversely affect our business, results of operations or financial performance. See “Risk Factors” contained in Item 1A of Part I of our Annual Report. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. Forward-looking statements included in this Information Statement are made only as of the date of this Information Statement and are not guarantees of future performance. Although we believe that the expectations reflected in these forward-looking statements are reasonable, such expectations may prove to be incorrect.

You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.

THE MERGER

This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this Information Statement as Appendix A. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.

Parties to the Merger

MobileBits Holdings Corporation

We are a Nevada corporation formerly “Bellmore Corporation" which previously had the intention to supply non- prescription nutritional products. We merged with MobileBits Corporation, a private company formed in March 2009, which focuses on providing answers and highly targeted advertising through an automated answer engine product accessed via web and mobile smartphone applications.   Subsequently, we now focus on mobile products that deliver answers and targeted advertisements on smartphone's and tablet computers.

Our Mobile Answer Engine Application is comprised of two components: (i) Answer engine server based system delivering relevant answers to questions input through a Natural Language Interface (NLI), the mobile applications, and (ii) Advertising platform that combines answers with targeted retail advertising.

We provide an intuitive way to search and access content on the Internet through a mobile phone to connect to consumer content through a natural language interface (NLI). MobileBits’ Answer Engine product utilizes a method to simplify access to the broad array of popular consumer information on the web through its proprietary mobile application user interface. In addition, our product automatically categorizes and connects the appropriate, relevant advertisement to the specific content being viewed.

MB Pringo Merger Sub, Inc.

Merger Sub was formed by us solely for the purpose of completing the Merger. Merger Sub is our wholly-owned subsidiary and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

For additional information relating to us and the Merger Sub, including the financial condition and results of our operations, please see Appendix B.

Pringo, Inc.

Pringo is a Delaware “C” Corporation headquartered in Los Angeles, California. Established in late 2006, Pringo offers software products that combine multi-lingual enterprise-class portals, content management systems, social collaboration features, and user management tools in various open-source packages. Pringo’s clients include Comcast, eHarmony, Scripps, and Square Enix. Pringo distinguishes itself from other products of the same class in the market in four distinct areas: Pringo’s products are offered in an open-source format; available in 23 languages; Pringo products are easily integrated and easily deployed by enterprises; and Pringo offers over 400 customizable features.

For additional information relating to Pringo, including the financial condition and results of our operations, please see Appendix C.

The Merger

If the Merger Agreement is consummated, the Merger Agreement provides that, at the Effective Time, Merger Sub will merge with and into Pringo. Pringo will be the surviving corporation in the Merger and will continue to do business as a wholly-owned indirect subsidiary of Parent. Pringo will cease to be an independent company. You will not own any shares of the capital stock of the surviving corporation.

For pro forma financial information of us after the Merger Agreement is consummated, please see Appendix D.

The Merger Consideration

In the Merger, (i) each share of Common Stock outstanding immediately prior to the Effective Time (other than shares of Common Stock held by stockholders who have properly demanded appraisal rights under Section 2.3 of the Merger Agreement, with respect to such shares, if any) will be converted into the right to receive shares of Parent Common Stock (as defined in the Merger Agreement) such that at the Effective Time, Pringo’s stockholders, and the holders of Pringo’s outstanding options and warrants, shall own fifty percent (50%) of the Parent’s then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised), and the Parent’s stockholders, and holders of Parent’s outstanding options and warrants,  shall own fifty percent (50%) of its then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised).

Background of the Merger

We have reviewed our strategic alternatives, including the potential sale or recapitalization. We reviewed various strategic alternatives available to us at various stages of Parent progress through 2009 and early 2011. In an effort to support the evaluation of possible alternatives available to us we decide to seek out an investment banker to aid in this process.

After interviewing several investment banking firms, we engaged in discussion with several financial advisors late 2009 through the early period of 2010 in connection with certain possible significant transactions or a series of transactions involving us and/or our subsidiaries.

On January 14, 2010 Parent formally engaged a financial advisor to act as Parent's exclusive private placement agent and lead market manager in the United States in connection with certain possible significant transactions it was contemplating. Under the engagement letter, the financial advisor's duties included the provision of financial advice and assistance in connection with our consideration of a possible private placement or other business transaction or series of transactions involving any portion of our or any subsidiary's stock or assets through any form or transaction, including without limitation, merger, stock sale, asset sale, recapitalization, re-organization, consolidation, amalgamation or other transaction or joint venture or similar transaction.

Over the course of several months, the financial advisor was unable to successfully introduce Parent to any parties that ultimately led to any contemplated transaction and on June 3, 2010, after determining that it was unlikely that the engagement would result in a transaction, Parent sent the financial advisor a letter terminating its engagement effective as of June 21, 2010.

Also, on November 1, 2009 Parent formally engaged Revenue Traction LLC, an independent consultant firm to seek out and aid in evaluation of certain technology firms and intellectual property related to our business.

Over the course of several months, the independent consultant was able to introduce Parent to a viable and interested party in connection with a contemplated transaction. On November 23, 2010 Parent entered into a formal Letter of Intent related to a possible merger between Parent and the third party.

On January 30, 2011 the Letter of Intent lapsed and Parent was unable to successfully negotiate a definitive agreement with the third party.

On July 15, 2010 we informally engaged another financial advisor in connection with certain possible significant transactions it was contemplating. Over the course of several months, the financial advisor met with and performed various market evaluations and other due diligence related to certain possible significant transactions or a series of transactions involving us and/or its subsidiaries.

During this time we reviewed various possible strategies in connection with certain possible significant transactions it was contemplating and on February 7, 2011 we were contacted by Mr. Majid Abai, CEO of Pringo to discuss the strategic vision of Parent and Pringo. After several conversations Mr. Abai traveled to Parent's head office on February 21 through  to February 23 to meet in person and further review the mutual strategies and visions of Parent’s businesses and potential benefits to its shareholders.

After several more communications spanning a few weeks, the parties agreed on a strategy and vision of a potential merged company and the benefits to all its shareholders. On March 15, 2011, Walter Kostiuk, CEO of the MobileBits Holding Corp, traveled to the Pringo offices in Los Angeles to meet with and present to the board of Directors of Pringo the corporate strategy and vision.

Following the agreement of both Board of Directors to move forward on evaluating a more formal relationship and ultimate merger Parent prepared a definitive agreement (DA). At the same time Parent began formal due diligence procedures. This included the support of its internal legal corporate counsel, auditors, Cpa's and SEC attorneys. Also, we had engaged another independent consultant, Evans LLC beginning January 1, 2011 to perform certain on-going technology due diligence processes from time to time, which included a meeting with the Pringo CEO, Majid Abai and CTO, Harvard Young in Los Angeles on February 15, 2011.

Mr. Kostiuk met with the financial advisers of Pringo, Siemer and Associates on March 16, 2011. Mr. Abai and Mr. Kostiuk both met with Rodman & Renshaw LLC, who was informally acting as Parent's non-exclusive financial advisor on April 6, 2011 in New York to discuss the strategy of a possible transaction contemplated by the Parent.

On June 23, 2011 after completing the majority of the due diligence Parent signed a Definitive Agreement with Pringo upon the approval of the sole Board of Director. The balance of the due diligence was to be completed as per the agreed closing conditions described in the Definitive Agreement.

On June 28, 2011 we formally engaged our acting financial advisors and investment bankers Rodman & Renshaw LLC to act as Parent's financial advisors in connection with a transaction or related series or combination of transactions involving Pringo.

Reasons for the Merger

The board determined that the Merger and the Merger Agreement were fair to and in the best interests of the Minority Stockholders and adopted a resolution approving the Merger Agreement. In reaching its determination, the Board considered a number of factors that it believed supported its decision to approve the Merger Agreement, including, but not limited to, the following material factors:

The board has considered the value and ability to generate short term sustainable sales revenue, cover operational expenses and accelerate its product roadmap while increasing consumer viability of its core products value proposition by integrating certain social collaboration tools and content management technology assets. The board has also considered the value of accelerating the time to market and commercialization of its core mobile products by adding:

1. Social media and content management software assets to enhance its core mobile products and accelerate its products commercialization strategies.
2. The addition of senior software engineers to help deliver salable products to the market faster.
3. Expanding its product line to add new sustainable sales revenue opportunities thereby offering Parent an opportunity to execute its business plan more effectively.
4. To add and expand the leadership team at the senior management level in order help manage the day-to-day operations of the Parent.

The board weighed the factors that it believed supported its decision that the Merger Agreement and the Merger are fair to and in the best interests of the Minority Stockholders and adopted a resolution approving the Merger Agreement against the risks and other countervailing factors related to entering into the Merger Agreement and the proposed Merger described above.

The foregoing discussion of the information and factors considered by the board in making their determinations as to the Merger Agreement is not intended to be exhaustive, but addresses the principal information and factors considered by the board in its review, evaluation and determination as to the Merger Agreement. In reaching their conclusions, the board did not find it practicable to assign, and did not assign, any relative or specific weight to the range of information and the many positive and negative factors that were considered, and the Board may have given different weight to different factors.

It should be noted that this explanation of the reasoning of the board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Information” beginning on page 13 of this Information Statement.

The foregoing discussion of the factors consider by our sole director is not intended to be exhaustive, but does set forth the principal factors considered by our sole director.  Our sole director reached the conclusion to approve the Merger Agreement and the related transactions in light of the various factors described above and other factors that our sole director believed were appropriate. In view of the wide variety of factors considered by our sole director in connection with his evaluation of the Merger and the related transactions and the otherwise complexity of these matters, our sole director did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our sole director. Rather, our sole director made his recommendation based on the totality of information presented to and the investigation conducted by him and by leveraging all the recourses available to him. In considering the factors discussed above, individual directors may have given different weights to different factors.

OUR SOLE DIRECTOR APPROVED AND DECLARED ADVISABLE THE MERGER AGREEMENT AND THE MERGER AND RECOMMEDED THAT OUR STOCKHOLDERS ADOPT THE MERGER AGREEMENT.

The value and our ability at this time to integrate certain technology assets into its core mobile product(s) in order to enhance and accelerate revenue generating products to market immediately.

The addition and value in today's marketplace of certain social media and content management software assets.

The value of accelerating the time to market of its core mobile products by adding and enhancing:

- Additional senior leadership and senior software engineers.
- Additional core intellectual property in the form of certain software assets.

The addition of new and existing sales revenue from existing and marketplace proven related commercially available products necessary to maintain and extend Parent’s ability to pay its expenses and invest in and compete in today's fast paced mobile technology marketplace.

 Increase the ability to re-capitalize Parent and increase the Parent's overall shareholder valuation.

The ability to attract additional key industry individuals to Parent.

Stockholder Action by Written Consent

Following the execution of the Merger Agreement, Walter Kostiuk, our sole director and Chief Executive Officer, the beneficial owner of approximately 63.27% of the outstanding shares of Common Stock, executed a written consent in lieu of a meeting and delivered such written consent to Parent adopting the Merger Agreement and approving the transactions contemplated thereby on June 22, 2011 (the “Written Consent”). As a result, no further approval of our stockholders is required to approve and adopt the Merger Agreement and the transactions contemplated thereby.

Financing of the Merger

The Merger is not conditioned on any financing arrangements. However, at the Effective Date, Parent will have a minimum of cash of at least $1,000,000 in excess of its then outstanding current and long-term liabilities, excluding the costs and expenses incurred by Parent in connection with Pringo’s Audited Financial Statements.

Employee Stock Option Plan

Prior to Closing, Parent will enter into an employee stock option plan such that the conversion of the outstanding Pringo options into Parent options will qualify under Section 424 of the Internal Revenue Code.

 Indemnification of Directors and Officers

Our Certificate of Incorporation and Bylaws provide that we will indemnify our directors and officers to the extent and in the manner permitted by the provisions of the NRS, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or disinterested directors’ resolution or by contract. Any repeal or modification of these provisions approved by our stockholders will be prospective only, and will not adversely affect any limitation on the liability of our directors or officers existing as of the time of such repeal or modification. Parent has not previously entered into an Indemnification Agreement with its named executive officer or sole director.

Pursuant to the Merger Agreement we must also use commercially reasonable efforts to provide to Pringo’s directors and officers insurance and an indemnification policy within six months of the Effective Time. The term of such D&O Insurance is to be for six years from the date obtained.

Employee Benefits Matters

In addition, under the Merger Agreement, prior to the closing Parent must enter into an employment agreement with certain key employees of Pringo and Parent and to be effective at Closing.  These employees include Madjid Abai, Harvard Young and Walter Kostiuk. Parent must also employ all the other employees of Pringo or any subsidiary of Pringo prior to the Effective Time and as agreed by such employees, provide each of them with the same salary, bonus and benefits as he or she receives from Pringo prior to the Effective Time.  See the section entitled “The Merger Agreement — Employee Benefit Matters” beginning on page 27).

Treatment of Certain Outstanding Equity Securities

As of the date of this Information Statement, certain of our directors and named executive officers hold (or may be deemed to beneficially own) (a) Stock Options and (b) Preferred Stock.

Treatment of Options

Prior to the Effective Time, each unexercised and unexpired option to purchase Pringo Common Stock then outstanding under any stock option plan of the Pringo or any other plan, agreement or arrangement whether or not then exercisable shall be assumed by Parent.

Pooling Agreement

The shareholders of Pringo and the shareholders of Parent collectively have agreed to enter into a Pooling Agreement at closing.

Regulatory Approvals to Be Obtained in Connection with the Merger

There are no regulatory approvals needed to consummate the Merger.

Material U.S. Federal Income Tax Consequences of the Merger

None of Parent, any of its Subsidiaries or any of Parent’s affiliates has taken, has agreed to take, or will take any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.  Parent is not aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

HOLDERS OF OUR COMMON STOCK ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

Conduct of Our Business if the Merger is Not Completed

In the event that the Merger is not completed for any reason, equity interests of Pringo will not be converted and will remain outstanding. Parent will remain an independent publicly traded company, and our Common Stock will continue to be quoted on the OTCBB. In addition, we expect that management will operate our business in a manner similar to that in which it is currently being operated and our stockholders would continue to be subject to the same risks and opportunities as they currently are with respect to their ownership of our capital stock.

If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of our shares, including the risk that the market price of our Common Stock may decline to the extent that the current market price of our Common Stock reflects a market assumption that the Merger will be completed. From time to time, the Board would evaluate and review our business operations, properties, dividend policy and capitalization and, among other things, make such changes as are deemed appropriate. In addition, the Board may seek to identify strategic alternatives to maximize stockholder value. If the Merger is not completed for any reason, we cannot guarantee that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.

If the Merger Agreement is terminated, under certain circumstances we will be obligated to pay a termination fee of $100,000 to Pringo and Pringo will be obligated to pay a fee of $100,000 to Parent in certain circumstances if it materially breaches its obligations under the Merger Agreement. For a description of the circumstances triggering payment of the termination fees, see the section entitled “The Merger Agreement — Termination Fees” beginning on page 30.

Appraisal Rights

Under the NRS, dissenting shareholders will not have rights to appraisal in connection with the Merger discussed in this Information Statement. However, pursuant to the terms of the Agreement, shares of Pringo Common Stock outstanding immediately prior to the Effective Time and held by a stockholder who has not voted in favor of the Merger or consented thereto in writing and who has properly demanded appraisal for such shares in accordance with Delaware Law (“Appraisal Shares”) shall not be converted into a right to receive shares of Parent Common Stock, unless such stockholder fails to perfect or withdraws or otherwise loses such stockholder’s right to appraisal.  If, after the Effective Time such stockholder fails to perfect or withdraws or loses such stockholder’s right to appraisal, such shares of Pringo Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive Parent Common Stock.  Pringo shall give Parent prompt notice of any demands received by Pringo for appraisal of shares of Pringo Common Stock.  Pringo shall not settle, make any voluntary payments with respect to, or offer to settle, any claim with respect to dissenting shares without the consent of Parent.

THE MERGER AGREEMENT

This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this Information Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Appendix A and is incorporated by reference into this Information Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this Information Statement and in the public filings we make with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information,” beginning on page 36.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement is included to provide you with information regarding its terms. Factual disclosures about us contained in this Information Statement or in our public reports filed with the SEC may supplement, update or modify the factual disclosures about us contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the parties thereto were qualified and subject to important limitations agreed to by the contracting parties in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances under which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and in some cases were qualified by disclosures that were made by each party to the other, which disclosures were not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Information Statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this Information Statement.

Effects of the Merger; Directors and Executive Officers; Certificate of Incorporation; Bylaws

At the Effective Time, upon the terms and subject to the satisfaction or waiver of the conditions of the Merger Agreement and in accordance with the Delaware General Corporate Law, Merger Sub will merge with and into Pringo, the separate existence of Pringo will cease and Pringo will instead be a wholly-owned subsidiary of Parent. The directors of Merger Sub immediately prior to the Effective Time will be the initial directors of Parent. The Certificate of Incorporation and By-laws immediately prior to the Effective Time of Pringo shall be the Certificate of Incorporation and By-laws of the Surviving Corporation.

The directors of the Surviving Corporation immediately following the Effective Time will be Walter Kostiuk (Chairman of the Board), Majid Abai, Farid Moradi, Matthew Mountain, and one director nominated by mutual agreement between parent and Pringo, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.  The officers of the Surviving Corporation immediately following the Effective Time will be Majid Abai (Chief Executive Officer), Walter Kostiuk (President, Chief Strategy Officer, Chief Financial Officer, and Harvard Young (Chief Technology Officer).

The directors of Parent immediately following the Effective Time will be Walter Kostiuk (Chairman of the Board), Majid Abai, Farid Moradi, Matthew Mountain, and one director nominated by mutual agreement between parent and Pringo, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.  The Officers of Parent immediately following the Effective Time will be Majid Abai (Chief Executive Officer), Walter Kostiuk (President, Chief Strategy Officer, Chief Financial Officer (interim), and Harvard Young (Chief Technology Officer).

The directors of MobileBits Corporation, our wholly-owned subsidiary, immediately following the Effective Time will be Walter Kostiuk (Chairman of the Board), Majid Abai, Farid Moradi, Matthew Mountain, and one director nominated by mutual agreement between Parent and Pringo, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.  The Officers of MobileBits Corporation immediately following the Effective Time will be Majid Abai (Chief Executive Officer), Walter Kostiuk (President, Chief Strategy Officer, Chief Financial Officer (interim), and Harvard Young (Chief Technology Officer).

Closing and Effective Time

The closing of the Merger will take place upon, and Parent and Merger Sub will file a certificate of merger with the Secretary of State of the State of Delaware as soon as practicable after, the satisfaction or waiver of the conditions to the Merger, provided that the Merger is consummated on or prior to 90 days after the date of the Merger Agreement.

Treatment of Certain Indebtedness

Promptly after the Effective Time, certain notes of Pringo will be converted into shares of common stock of Parent.

Treatment of Common Stock, Warrants, and Stock Options

At the Effective Time, each share of common stock, par value $0.001 per share, of Pringo issued and outstanding immediately prior to the filing of the certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”), shall be converted into the right to receive a number of shares of Parent Common Stock such that at the Effective Time, Pringo’s stockholders, and the holders of Pringo’s outstanding options and warrants, shall own fifty percent (50%) of the Parent’s then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised), and the Parent’s stockholders, and holders of Parent’s outstanding options and warrants,  shall own fifty percent (50%) of its then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised).  All such shares of Pringo Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously representing any such shares shall thereafter represent the right to receive a certificate representing the shares of Parent Common Stock into which such Pringo Common Stock was converted in the Merger.  Certificates previously representing shares of Pringo Common Stock shall be exchanged for certificates representing whole shares of Parent Common Stock and any fractional shares of Parent Common Stock to be issued or paid in consideration therefor upon the surrender of such certificates shall be rounded up to the next whole share number.

Prior to the Effective Time, each unexercised and unexpired option to purchase Pringo Common Stock then outstanding under any stock option plan of Pringo or any other plan, agreement or arrangement whether or not then exercisable shall be assumed by Parent.

Customary Covenants

The Merger Agreement contains customary covenants, including covenants providing for each of the parties: (i) to conduct its operations in all material respects according to the ordinary and usual course of business consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger; (ii) to use commercially reasonable efforts to cause the transaction to be consummated; (iii) the entering into employment agreements by Parent with certain key employees, including Walter Kostiuk, Majid Abai and Harvard Young, (iv) Parent entering into an employee stock option plan, (v) the amending of  Parent’s Certificate of Incorporation to (A) increase the number of authorized shares of capital stock to 250,000,000 shares, (B) changing the name of parent to “MB Pringo Corporation”, and (C) causing the directors of Parent to be Walter Kostiuk, Majid Abai, Farid Moradi, Mathew Mountain, and one other director to be nominated by mutual agreement between Parent and Pringo prior to closing, (vi) the appointment of officers of Parent, including Majid Abai – Chief Executive Officer, Walter Kostiuk – President, Chief Strategy Officer and Chief Financial Officer, and Harvard Young – Chief Technology Officer; (vii) the entering into a one year restriction agreement by the shareholders of Pringo and Parent, and (viii) not to initiate, solicit or knowingly encourage inquiries, proposals or offers relating to alternate transactions or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties made by Parent, Pringo, and Merger Sub. The statements embodied in those representations and warranties were made for purposes of the contract among the parties and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of that contract. Certain representations and warranties were made as of the date of the Merger Agreement (or other date specified in the Merger Agreement), may be subject to contractual standards of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk by the parties rather than establishing matters of fact. In addition, the representations and warranties are qualified by information in the confidential disclosure letter of each party. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts because they are qualified as described above. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, and these changes may or may not be fully reflected in our public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Parent, Pringo, and the Merger Sub that is contained in this Information Statement, as well as in the filings that Parent will make and have made with the SEC. The representations and warranties contained in the Merger Agreement may or may not have been accurate as of the date they were made and we make no assertion herein that they are accurate as of the date of this Information Statement.

In the Merger Agreement, Parent and Merger Sub have made customary representations and warranties that are subject, in some cases, to specified exceptions and qualifications, to Pringo, including representations relating to:

•	Organization, good standing and corporate, limited liability or partnership power of Parent and its subsidiaries and Merger Sub;
•	Business and business operations of Merger Sub;
•
Parent’s capital structure as of a date certain prior to signing, including the particular number of outstanding shares of Common Stock, Preferred Stock, Stock Options and other equity-based interests;

•
Authorization to enter into the Merger Agreement (subject to stockholder approvals) and to consummate the transactions contemplated thereby, the enforceability of the Merger Agreement against Parent, receipt of the Written Consent, Board approval and recommendation by the board of each of Parent and Merger Sub and no applicable takeover statutes;

•	Lack of material conflicts and consents or approvals, other than specifically identified consents;

•	Timeliness and accuracy of SEC filings and financial statements, no undisclosed liabilities or complaints, certifications by appropriate officers, existence and effectiveness of internal controls;

•	Absence of certain material changes or events from June 23, 2011;

•	No material litigation;

•	Material compliance with applicable laws and permit requirements and lack of governmental investigation;

•	Material compliance with environmental laws and other representations as to environmental matters;

•	Tax matters;

•	Employee benefits and certain compensation matters;

•	Intellectual property;

•	Material contracts of Parent;

•	Real property, personal property and inventory matters;

•	Brokers entitled to fees;

•	Insurance matters; and

•	Certain liabilities of Parent.

Many of Parent’s representations and warranties are qualified as to materiality or Material Adverse Effect. For purposes of the Merger Agreement, “Material Adverse Effect”, with respect to Parent, means any change, effect or circumstance that: (i) has or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Parent and its Subsidiaries taken as a whole, other than such changes, effects or circumstances reasonably attributable to:

•	general economic or political conditions in the United States of America or foreign economies in any locations where Parent has material operations or sales;

•	conditions generally affecting industries in which any of Parent or Parent’s subsidiaries operates;

•	any act of terrorism or outbreak of hostilities or war, in the United States or elsewhere;

•	Legislative or regulatory changes in the industries in which Parent participates;

•	earthquakes, hurricanes, floods or other natural disasters;

•	Compliance with the terms of, or the taking of any action required by, or the failure to take any action prohibited by the Merger Agreement;

•	the announcement or pendency of the Merger Agreement.

subject to certain limitations on such exceptions as set forth in the Merger Agreement.

In the Merger Agreement, Pringo has made customary representations and warranties that are subject, in some cases, to specified exceptions and qualifications, to Parent, including representations relating to:

•	Organization, good standing and corporate power of Pringo;

•
Authorization to enter into the Merger Agreement and to consummate the transactions contemplated thereby and the enforceability of the Merger Agreement against Pringo, and board approval by the board of Pringo and no applicable takeover statutes;

•	Lack of material conflicts and consents or approvals;

•	Timeliness and accuracy of financial statements;

•	No material litigation;

•	Financial statements; and

•	No broker other than Siemer and Associates is entitled to fees.

The representations and warranties of Parent, Pringo and Merger Sub do not survive the closing of the Merger or the termination of the Merger Agreement.

Conduct of Our Business Pending the Merger

Under the Merger Agreement, from the date of the Merger Agreement until the Effective Time, except as contemplated by the Merger Agreement or as specified in Parent’s disclosure letter, Parent has agreed to certain restrictions on the operation of Parent’s business. In general, Parent has agreed, and agreed to cause each of its subsidiaries to:

(a)	amend or otherwise change its certificate of incorporation or by-laws or equivalent organizational documents,

(b)
sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including Intellectual Property) of Parent or any of its Subsidiaries, except pursuant to existing contracts or commitments, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice;

(c)
declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock (other than dividends paid by a wholly-owned subsidiary of Parent to Parent or to any other wholly-owned subsidiary of Parent) or enter into any agreement with respect to the voting of its capital stock or grant any Parent Options;

(d)
issue, grant, sell, reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, other equity interests or other securities (other than in connection with the termination of an employee pursuant to existing repurchase rights or the exercise any currently outstanding options or warrants);

(e)
acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

(f)
except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the Agreement Date as disclosed in the Merger Agreement: (A) increase the compensation or benefits payable or to become payable to its directors, officers or employees; (B) grant or modify any rights to severance change-in-control or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Parent or any of its subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable law; or (C) take any affirmative action to amend or waive any performance or vesting criteria, accelerate vesting, exercisability or funding or exercise any discretion under any Parent Benefit Plan;

(g)
(A) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice, (B) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, or (C) delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

(h)	make any change in accounting policies or procedures, except as required by GAAP or by a Governmental Entity;

(i)	waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

(j)	change its method of accounting, make any material tax election, settle or compromise any material liability for taxes, amend any material tax return or file any refund for a material amount of taxes;

(k)	take, or agree to take, any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(l)	modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which Parent is a party;

(m)
take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger not being satisfied except to the extent contemplated by, and in accordance with, Section 5.5 of the Merger Agreement; or

(n)	authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

Additionally, under the Merger Agreement, Pringo has agreed, from the date of the Merger Agreement until the Effective Time, to be subject to customary operating covenants and restrictions, and, subject to certain exceptions, will not, and will not permit any of Pringo’s subsidiaries to, do any of the following without the prior written consent of Parent (which consent will not be unreasonably withheld, delayed or conditioned):

(a) amend, supplement or otherwise change its certificate of incorporation or bylaws;

(b) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including Intellectual Property) of Pringo or any of its Subsidiaries, except pursuant to existing Contracts or commitments or the sale or purchase of goods of the licensing of its products in the ordinary course of business consistent with past practice, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice;

(c) declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock (other than dividends paid by a wholly-owned Subsidiary of Pringo to Pringo or to any other wholly-owned Subsidiary of Pringo) or enter into any agreement with respect to the voting of its capital stock or grant any Pringo Options;

(d) issue, grant, sell, reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, other Equity Interests or other securities (other than in connection with the termination of an employee pursuant to existing repurchase rights or the exercise any currently outstanding options or warrants);

(e) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

(f) except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the Agreement Date (A) increase the compensation or benefits payable or to become payable to its directors, officers or employees; (B) grant or modify any rights to severance, change-in-control or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Pringo or any of its Subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law; or (C) take any affirmative action to amend or waive any performance or vesting criteria, accelerate vesting, exercisability or funding or exercise any discretion under any Pringo Benefit Plan;

(g) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice and in accordance with their terms, (B) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, or (C) delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

(h) make any change in accounting policies or procedures, except as required by GAAP or by a Governmental Entity and except to the extent required to comply with Section 5.17 of the Merger Agreement;

(i) waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

(j) change its method of accounting, make any material tax election, settle or compromise any material liability for Taxes, amend any material Tax Return or file any refund for a material amount of Taxes;

(k) take, or agree to take, any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(l) modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which Pringo is a party;

(m) take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger set forth in Article VI of the Merger Agreement not being satisfied except to the extent contemplated by, and in accordance with, Section 5.5 of the Merger Agreement; or

(n) authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

Solicitation of Acquisition Proposals

Pringo agreed, subject to limited exceptions, that Pringo will not, and will cause its subsidiaries and direct its representatives not to:

•
initiate, solicit, induce, knowingly encourage or take any other action designed to, or which could reasonably be expected to, facilitate, an Acquisition Proposal or Acquisition Inquiry or the making, submission or announcement of, any Acquisition Proposal or Acquisition Inquiry;

•	furnish to any person any nonpublic information in connection with or in response to any Acquisition Proposal or Acquisition Inquiry;

•
participate or engage in discussions or negotiations with any person with respect to any Acquisition Proposal or Acquisition Inquiry, except to notify such person as to the existence of these non-solicitation provisions; or

•
approve, endorse or recommend any Acquisition Proposal or Acquisition Inquiry) or enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Proposal or Acquisition Inquiry.

Notwithstanding the foregoing, at any time prior to obtaining Parent Stockholder Approval or  Pringo Stockholder Approval, in response to a bona fide unsolicited written Takeover Proposal that the Board of Directors of Parent or Pringo, as applicable, determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) (i) constitutes or is reasonably likely to lead to a Superior Proposal and (ii) that the failure to take the actions described in clauses (x) and (y) below would be inconsistent with the Board of Directors’ fiduciary duties under applicable Law, and which Takeover Proposal was made after the date of this Agreement and did not otherwise result from a knowing or intentional breach of the non-solicitation provisions of the Merger Agreement, the Parent or Pringo, as applicable, may, (x) furnish information with respect to the Parent or Pringo, as applicable, to the person making such Takeover Proposal (and its representatives) (provided that all such information has previously been provided to Parent or Pringo, as applicable, or is provided to Parent or Pringo, as applicable, prior to or substantially concurrently with the time it is provided to such person) pursuant to a customary confidentiality agreement, and (y) participate in discussions regarding the terms of such Takeover Proposal and the negotiation of such terms with, and only with, the person making such Takeover Proposal (and such person’s representatives); provided, that the Parent or Pringo, as applicable, shall give written notice to Parent or Pringo, as applicable, after any such determination by the Board of Directors of the Parent or Pringo, as applicable, and prior to taking any of the actions described in the foregoing clauses (x) and (y).

As used in the Merger Agreement, “Superior Proposal” means” ” means any binding bona fide written offer made by a third party or group pursuant to which such third party (or the stockholders of such third party) or group would acquire, directly or indirectly, more than 50% of the Parent or Pringo, as applicable, common stock or substantially all of the assets of the Parent or Pringo, as applicable, and Parent or Pringo Subsidiaries, taken as a whole, (i) which the Board of Directors of the Parent or Pringo, as applicable, determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) is more favorable, from a financial point of view, to the holders of Parent or Pringo, as applicable, common stock than the Merger, taking into account all the terms and conditions of such proposal and this Agreement (including any changes proposed by Parent or Pringo, as applicable, to the terms of this Agreement) and the failure of the Board of Directors of the Parent or Pringo, as applicable, to approve or recommend such competing proposal would be inconsistent with its fiduciary duties under applicable law, and (ii) that is reasonably likely to be completed on the terms set forth in such offer, taking into account all financial, regulatory, legal and other aspects of such proposal.

Stockholder Action by Written Consent

Following the execution of the Merger Agreement, Walter Kostiuk, our sole director and Chief Executive Officer, the beneficial owner of approximately 63.27% of the outstanding shares of Common Stock, executed a written consent in lieu of a meeting and delivered such written consent to Parent adopting the Merger Agreement and approving the transactions contemplated thereby on June 22, 2011 (the “Written Consent”). As a result, no further approval of our stockholders is required to approve and adopt the Merger Agreement and the transactions contemplated thereby.

Further Action; Efforts

Upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with applicable law, each of the parties to the Merger Agreement has agreed to use commercially reasonable efforts to take all actions necessary to consummate and make effective the Merger. Specifically, the parties will:

•
take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable;

•	obtain from any Governmental Entity any consents, licenses, permits, waivers, approvals, authorizations or orders;

•
 make all necessary filings, and thereafter make any other required submissions, with respect to the Merger Agreement and the Merger required under (x) the Securities Act and the Exchange Act, and any other applicable federal or state securities laws, and (y) any other applicable law;

•	obtain any third party consents,.

Employee Benefit Matters

Prior to the Closing, Parent shall enter into an employment agreement with certain key employees of Pringo and its Subsidiaries and certain key employees of Parent and its Subsidiaries, to be effective at closing, and (ii) effective at the closing, employ all the other employees of Pringo or any Subsidiary of Pringo prior to the Effective Time and as agreed by such employees, provide each of them with the same salary, bonus and benefits as he or she receives from Pringo prior to the Effective Time.  The key employees include Walter Kostiuk, Majid Abai and Harvard Young.

Prior to Closing, Parent will enter into an employee stock option plan such that the conversion of the outstanding Pringo options into Parent options will qualify under Section 424 of the Internal Revenue Code.

Employees of Pringo or any Subsidiary of Pringo who become employees of Parent or a Subsidiary of the Parent (including Pringo as the Surviving Corporation in the Merger) after the Effective Time shall continue to be eligible to participate and accrue their benefits under Pringo Benefit Plans, if available.

Indemnification; Directors’ and Officers’ Insurance

Pursuant to the Merger Agreement, Pringo, Merger Sub and Parent agree that the indemnification and exculpation obligations set forth in Pringo Certificate and Pringo By-laws existing in favor of those persons who are directors and officers of Pringo as of the Effective Time for their acts and omissions as directors and officers thereof prior to the Effective Time, shall survive the Merger and be honored and in full force and effect by Parent and Merger Sub to the fullest extent permitted by Delaware Law for a period of six years from Effective Time.

Furthermore, Parent will use its commercially reasonable efforts to provide to Pringo’s directors and officers insurance and an indemnification policy within six months of the Effective Time. The term of such D&O Insurance shall be for six years from the date obtained.

Form S-8

Parent agreed to file a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Pringo Options promptly, but in no event later than thirty (30) days, following the Effective Time and will maintain the effectiveness of such registration statement thereafter for so long as any such Pringo Options remain outstanding.

Audited Financial Statements of Pringo

At the closing date, the Pringo is to deliver to Parent audited financial statements (including the notes thereto) of Pringo for the years ended December 31, 2009 and 2010.

Charter Amendment

Prior to or immediately following the closing date Parent shall, and the other parties shall use their reasonable best efforts to assist Parent to file an information statement with the SEC for the purpose of effecting an amendment to the Parent Certificate to increase the number of authorized shares of capital stock to 250,000,000 authorized shares, and to cause the directors of Parent to be Walter Kostiuk (Chairman), Majid Abai, Farid Moradi, Matthew Mountain and one director nominated by mutual agreement between Parent and Pringo.

Pooling Agreement

The shareholders of Pringo and the shareholders of Parent collectively agreed to enter into a Pooling Agreement at closing.  An example of such Pooling Agreement is attached as an exhibit to the Merger Agreement.

Parent Buy-Back of Shares

After the computation of the exchange ratio and immediately following the Effective Time, Parent is to repurchase from Walter Kostiuk 3,000,000 shares of Parent Common Stock at a purchase price of $0.0001 per share.

Due Diligence by Parent and Pringo

The Merger Agreement also contains a due diligence period for both Parent and Pringo, and includes certain termination rights:  (i) Pringo has ten calendar days from the date of the Merger Agreement to complete its due diligence of Parent and Pringo may terminate the Merger Agreement if it uncovers during the 10 day period a material breach of the agreement that is not cured by Parent within 30 days of notice; (ii) Pringo has ten calendar days from the date of the Merger Agreement to provide Parent all material documents, agreements and other information in connection with its representation and warranties, and if these documents are not provided during such 10- day period Parent may terminate the Merger Agreement; and (iii) Parent has up to 21 calendar days complete its due diligence of Pringo and may terminate the Merger Agreement if it uncovers during the 21 day period information that, should the merger take place, would have a material adverse effect on Parent’s business.

Conditions to the Merger

Each of Parent’s, Pringo’s and Merger Sub’s obligation to complete the Merger is subject to the satisfaction or waiver of the following conditions:

•	Approval by Pringo’s and Parent’s stockholders. Parent’s approval occurred when Walter Kostiuk executed and delivered the majority stockholder written consent of Parent on June 22, 2011;

•	A governmental entity or any federal or state court of competent jurisdiction or arbitrator shall have enacted an order which prevents or prohibits the consummation of the Merger; and

•	All material consents, approvals and authorizations of any governmental entity required of Pringo, Parent or any of their Subsidiaries has been obtained.

In addition, Parent’s and Merger Sub’s obligations to complete the Merger are subject to the satisfaction or waiver of the following additional conditions:

•
The representations and warranties of Pringo that are qualified as to materiality or Material Adverse Effect will be true and correct and those not so qualified shall be true and correct in all material respects, as of the date of the Merger Agreement and as of the closing as though made on the date of closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality or Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

•	Pringo will have performed in all material respects all of its obligations under the Merger Agreement;

•	Pringo shall have obtained the consents set forth in Pringo Disclosure Schedule of the Merger Agreement;

•
There shall not have occurred any event that has had or could reasonably be expected to have a Material Adverse Effect since June 23, 2011and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Pringo to that effect; and

•	At closing Pringo shall deliver to Parent the Audited Financial Statements in accordance with Section 5.17 of the Merger Agreement.

In addition, Pringo’s obligation to complete the Merger is subject to the satisfaction or waiver of the following additional conditions:

•
The representations and warranties of Parent and Merger Sub that are qualified as to materiality or Material Adverse Effect will be true and correct and those not so qualified shall be true and correct in all material respects, as of the date of the Merger Agreement and as of the closing as though made on the date of closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality or Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

•	Parent and Merger Sub will have performed, in all material respects, all of their obligations under the Agreement;

•	Parent shall have obtained the consents set forth in the Parent Disclosure Schedule of the Merger Agreement;
•
Since the Agreement Date, there shall not have occurred any Material Adverse Effect with respect to Parent  and Pringo shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect; and

•
At the Effective Date, Parent will have a minimum of cash of at least $1,000,000 in excess of its then outstanding current and long term liabilities, excluding the costs and expenses incurred by Parent in connection with Pringo’s Audited Financial Statements.

Termination

The Merger Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Pringo:

•	By mutual written consent of Pringo and Parent, by action of their respective Boards of Directors; or

•
By either Parent or Pringo if the Merger shall not have been consummated prior to ninety (90) days after the date of the Merger Agreement (such date, the “Outside Date”); provided, that the right to terminate the Merger Agreement shall not be available to any party whose breach of the Merger Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Outside Date; or

•
By either Parent or Pringo if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable (which order, decree, ruling or other action the parties shall have used their commercially reasonable efforts to resist, resolve or lift, as applicable); or

•	By either Parent or Pringo if the other party shall have materially breached its obligations under Section 5.5 of the Merger Agreement; or

•
By Pringo, if it is not in material breach of its obligations under this Agreement, and if (i) at any time that any of the representations and warranties of Parent or Merger Sub herein become untrue or inaccurate or (ii) there has been a breach on the part of Parent or Merger Sub of any of their respective covenants or agreement contained in the Merger Agreement and such breach (if curable) has not been cured within 60 days after notice to Parent; or

•
By Parent, if it is not in material breach of its obligations under the Merger Agreement, and if (i) at any time that any of the representations and warranties of Pringo herein become untrue or inaccurate or (ii) there has been a breach on the part of Pringo of any of its covenants or agreement contained in this Agreement and such breach (if curable) has not been cured within 60 days after notice to Pringo; or

•	By either Parent or Pringo pursuant to Sections 5.5(d) (No Solicitation of Transactions) and 5.21 (Due Diligence) of the Merger Agreement.

Termination Fees

A termination fee of $100,000 as liquidated damages in addition to reimbursement for all expenses incurred by Pringo in connection with the entering into the Merger Agreement and the carrying out of any and all acts contemplated by the Merger Agreement, up to an aggregate maximum amount of $100,000 is payable by Parent to Pringo if:

•
 Pringo shall terminate the Merger Agreement pursuant to Section 7.1(d), 7.1(g), or 7.1(e) (other  than because a representation or warranty of the Parent became untrue between June 23, 2100 and the Closing as the result of an event or condition over which the Parent was unable, in the exercise of its reasonable commercial efforts, to exercise control or because of a breach of a covenant or agreement of the Parent that the Parent was unable to prevent in the exercise of its reasonable commercial efforts); or

•
either party shall terminate the Merger Agreement pursuant to Section 7.1(b) and, at any time after June 23, 2011 and before the termination of the Merger Agreement, an Acquisition Proposal with respect to Parent shall have been publicly made, proposed or communicated and not withdrawn.  Any Parent Termination Fee payable shall be payable as liquidated damages to compensate Pringo for the damages Pringo will suffer if the Merger Agreement is terminated in the circumstances set forth in Section 7.2(b) of the Merger Agreement, which damages cannot be determined with reasonable certainty.

A termination fee of $100,000 as liquidated damages in addition to reimbursement for all expenses incurred by Parent in connection with the entering into the Merger Agreement and the carrying out of any and all acts contemplated by the Merger Agreement, up to an aggregate maximum amount of $100,000 is payable by Pringo to Parent if:

•
Parent shall terminate the Merger Agreement pursuant to Section 7.1(d), 7.1(g), or 7.1(f) (other  than because a representation or warranty of Pringo became untrue between June 23, 2011 and the closing as the result of an event or condition over which Pringo was unable, in the exercise of its reasonable commercial efforts, to exercise control or because of a breach of a covenant or agreement of Pringo that Pringo was unable to prevent in the exercise of its reasonable commercial efforts); or

•
either party shall terminate the Merger Agreement pursuant to Section 7.1(b) and, at any time after June 23, 2011 and before the termination of the Merger Agreement, an Acquisition Proposal with respect to Pringo shall have been made, proposed or communicated and not withdrawn and (B) within twelve months following the termination of the Merger Agreement, Pringo consummates any Acquisition Proposal or enters into an agreement, understanding (including a letter of intent) with respect to any Acquisition Proposal which is subsequently consummated.  Any Pringo Termination Fee payable shall be payable as liquidated damages to compensate Parent for the damages Parent will suffer if the Merger Agreement is terminated in the circumstances set forth in Section 7.2(c) of the Merger Agreement, which damages cannot be determined with reasonable certainty.

Effect of Termination

Despite termination of the Merger Agreement, none of the parties will be released from liability or damages resulting from fraud or the willful and material breach by the other party of any provision of the Merger Agreement.

Expenses

All fees and expenses will be paid by the party incurring those fees or expenses.

Modification or Amendment

The Merger Agreement may be amended or supplemented at any time prior to closing, provided that no amendment can be made after Pringo’s stockholders approve the Merger if such amendment would require further approval by Pringo’s or Parent’s stockholders.

Remedies

Parent, Pringo, and Merger Sub are entitled to an injunction, to specifically enforce the terms of the Merger Agreement and other equitable relief to prevent breaches of the Merger Agreement.

AMENDMENT TO PARENT’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Board of Directors of Parent (the “Board”) believes that an increase in authorized common shares is necessary to accommodate the expected increase in investors anticipated subsequent to the Merger.

Purpose and Material Effects of the Increase in Authorized Shares

Parent’s Articles of Incorporation, as amended (the "Articles of Incorporation") authorizes the maximum number of shares outstanding at any time shall be one hundred million (100,000,000) shares of common stock with no preemptive rights, $0.001 par value.  On June 20, 2011, the Board approved an amendment to the Articles of Incorporation to authorize Two Hundred Fifty Million (250,000,000) shares of common stock.  Each share of common stock is entitled to one vote.  The Board is authorized to fix the number of shares of and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon the common stock or preferred stock.  These additional shares of common stock will have the same rights, privileges, preferences and restrictions as Parent’s shares of common stock which are currently authorized.

The general purpose and effect of the amendment to Parent’s Articles of Incorporation is to authorize one hundred fifty million (150,000,000) additional shares of common stock. Such increase is attributable to the increase in investors anticipated subsequent to the Merger. The general effect upon the rights of the existing security holders as a result of the increase in common stock is an overall dilution of Parent’s stock and the inherent affects that increasing Parent’s outstanding common stock has on shareholder value based on the dilative impact of the additional authorized shares. If the Board deems it to be in the best interests of Parent and the stockholders of Parent to issue additional shares of common stock in the future from authorized shares, the Board generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

MARKET PRICE OF OUR COMMON STOCK

General

Our certificate of incorporation provides that we may issue up to 110,000,000 shares of stock, consisting of: (a) 10,000,000 shares of preferred stock, $0.001 par value per share and (b) 100,000,000 shares of our Common Stock. As of April 30, 2011, there were 26,340,853 shares of Common Stock outstanding and no shares of Preferred Stock were outstanding.

Principal Trading Market; High and Low Sales Prices

Our common stock is currently quoted on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol MBIT.OB.  There has been minimal trading in our common stock. The closing price of our Common Stock on the OTCBB, on June 28, 2011, the last trading day when our stocks traded prior to public announcement of the execution of the Merger Agreement, was $1.02 per share. You are encouraged to obtain current market quotations for our Common Stock.

The following table sets forth, for the fiscal quarters indicated, the high and low sales price per share, as reported on OTCBB, as applicable, for our Common Stock.

Fiscal Year Ending October 31, 2011	High	Low

First quarter	$2.18	$0.60
Second Quarter	$1.50	$0.99
Third Quarter	$3.00	$0.97
Fourth Quarter (through October 11, 2011)	$4.00	$1.25

Fiscal Year Ended October 31, 2010	High		Low

First quarter	N/A	*	N/A	*
Second quarter	N/A	*	N/A	*
Third quarter	N/A	*	N/A	*
Fourth quarter	2.50	*	0.75	*

Fiscal Year Ended October 31, 2009	High		Low

First quarter	N/A	*	N/A	*
Second quarter	N/A	*	N/A	*
Third quarter	N/A	*	N/A	*
Fourth quarter	N/A	*	N/A	*

* Stock price information not available.

The following table sets forth the closing price of our Common Stock, as reported on OTCQB on June 22, 2011, the last full trading day that our stocks traded before the public announcement of the Merger, and on October 11, 2011, the last practicable date before this Information Statement was mailed to our stockholders.

Common Stock Closing Price

June 22, 2011	$1.02
October 11, 2011	$4.00

As of April 30, 2011, there were 26,340,853 shares of Common Stock outstanding and no Preferred Stock was issued. Following the Merger, the outstanding Common Stock will be continually quoted on the OTCBB under the symbol “MBIT”.

Dividends

We have not paid any dividends on our Common Stock, and we do not anticipate or intend to pay cash dividends on our Common Stock for the foreseeable future.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock is Globex Transfer, LLC.

OUTSTANDING VOTING SECURITIES

As of the date of the written consent by the stockholders holding a majority of our voting securities on the Record Date, we had 26,340,853 shares of our common stock issued and outstanding, and no shares of preferred stock issued and outstanding. Each share of outstanding common stock is entitled to one vote on matters submitted for Stockholder approval.

On the Record Date, the holder of 16,666,684 shares (or approximately 63.27% of the 26,340,853 shares of Common Stock then outstanding) executed and delivered to us a written consent approving the Merger and the amendment to Parent’s articles of incorporation to increase the authorized number of shares of common stock Authorized Share Increase. Pursuant to the NRS, unless otherwise provided in our Certificate of Incorporation, the written consent of a majority of the outstanding stock entitled to vote in lieu of special meeting shall be sufficient for the Merger.  Since the action has been approved by the majority stockholders, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons That Beneficially Own More Than Five Percent (5%) of Our Common Stock

The following information table sets forth certain information regarding our common stock owned on the Record Date by (i) each who is known by Pringo to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Shares of Common Stock (2)
Walter Kostiuk	16,666,684	63.27%

All executive officers and directors, as a group (1 persons)	16,666,684	63.27%

Notes

(1)
Unless otherwise indicated, the persons or entities identified herein have sole voting and investment power with respect to the shares shown as beneficially held by them, subject to community property laws where applicable.

(2)
Applicable percentage of ownership is based on 26,340,853 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Act of 1934 and generally includes voting or investment power with respect to such securities. Shares of Common Stock subject to securities exercisable for or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days are deemed to be beneficially owned by the person holding such options, warrants, rights, conversion privileges or similar obligations, for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

HOUSEHOLDING OF MATERIALS

Unless we have received contrary instructions, we may send a single copy of this Information Statement or our annual disclosure documents to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. We will promptly deliver a separate copy of either document if you make a request using the contact information set forth below.

If you would like to receive your own set of our annual disclosure documents, this Information Statement or any other applicable material in the future, of if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents or any other applicable material, please contact us or your bank, brokerage firm or other nominee in accordance with the instructions below.

If your shares are registered in your own name, please contact us at our executive offices at 1990 Main Street Suite 750, Sarasota, FL 34236, or (941) 309-5356 to inform us of your request. If a bank, brokerage firm or other nominee holds your shares, please contact your bank, brokerage firm or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are available to the public on the SEC’s Internet website at www.sec.gov.

We have supplied all information contained in this Information Statement relating to us and Merger Sub, and we have supplied all information relating to Pringo.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning Parent, without charge, by written or telephonic request directed to:

MobileBits Holdings Corporation
Attention: General Counsel and Secretary
1990 Main Street, Suite 750
Sarasota, FL 34236
Phone: (941) 309-5356

  No persons have been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, the information or representations must not be relied upon as having been authorized by us or any other person. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to shareholders shall not create any implication to the contrary.

Appendix A

AGREEMENT AND PLAN OF MERGER
among
MB PRINGO MERGER SUB, INC.,
MOBILEBITS HOLDINGS CORPORATION,
and
PRINGO, INC.
Dated June 23, 2011

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-15
4.1	Organization and Qualification; Subsidiaries	A-15
4.2	Certificate of Incorporation and By-laws; Corporate Books and Records	A-16
4.3	Capitalization	A-16
4.4	Authority	A-17
4.5	No Conflict; Required Filings and Consents	A-17
4.6	Permits; Compliance With Law	A-18
4.7	Financial Statements	A-18
4.8	Brokers	A-19
4.9	Absence of Certain Changes or Events	A-19
4.10	Employee Benefit Plans	A-19
4.11	Labor and Other Employment Matters	A-20
4.12	Tax Treatment	A-21
4.13	Contracts	A-21
4.14	Litigation	A-22
4.15	Environmental Matters	A-22
4.16	Intellectual Property	A-23
4.17	Taxes	A-23
4.18	Insurance	A-25
4.19	Vote Required	A-25
4.20	Transactions with Affiliates	A-26
4.21	Certain Liabilities	A-26
4.22	No Other Representations or Warranties	A-26

ARTICLE V COVENANTS		A-26
5.1	Conduct of Business by Parent Pending the Closing	A-26
5.2	Conduct of Business by the Company Pending the Closing	A-28
5.3	Stockholder Approval	A-30
5.4	Access to Information; Confidentiality	A-30
5.5	No Solicitation of Transactions	A-30
5.6	Appropriate Action; Consents; Filings	A-31
5.7	Certain Notices	A-32
5.8	Public Announcements	A-32
5.09	Employee Benefit and Section 16 Matters	A-33
5.10	Indemnification of Directors and Officers	A-33
5.11	Takeover Statutes	A-34
5.12	Reorganization	A-34
5.13	Transfer Taxes	A-34
5.14	Form S-8	A-35
5.15	Updates and Information	A-35
5.16	Reserved	A-35
5.17	Audited Financial Statements of the Company	A-35
5.18	Charter Amendment	A-35
5.19	Pooling Agreement	A-35
5.20	Parent Buy-back of Shares	A-35
5.21	Due Diligence	A-35

ARTICLE VI CLOSING CONDITIONS

6.1	Conditions to Obligations of Each Party Under This Agreement	A-36
6.2	Additional Conditions to Obligations of Parent and Merger Sub	A-36
6.3	Additional Conditions to Obligations of the Company	A-37

ARTICLE VII TERMINATION, AMENDMENT AND WAIVER		A-38
7.1	Termination	A-38
7.2	Effect of Termination	A-39
7.3	Amendment	A-41
7.4	Waiver	A-41
7.5	Expenses	A-41

ARTICLE VIII GENERAL PROVISIONS		A-41
8.1	Non Survival of Representations, Warranties and Agreements	A-42
8.2	Notices	A-42
8.3	Certain Definitions	A-43
8.4	Headings	A-47
8.5	Severability	A-47
8.6	Entire Agreement	A-47
8.7	Assignment	A-47
8.8	Parties in Interest	A-47
8.9	Mutual Drafting	A-47
8.10	Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury	A-47
8.11	Disclosure	A-48
8.12	Counterparts	A-48
8.13	Other Remedies; Specific Performance	A-49

LIST OF ANNEXES

Annex A                      Initial Directors of Surviving Corporation

Annex B                      Initial Officers of Surviving Corporation

Annex C                      Initial Directors of Parent

Annex D                      Initial Officers of Parent

Annex E                      Directors of MobileBits Corporation

Annex F                      Officers of MobileBits Corporation

LIST OF SCHEDULES

Schedule 5.9(b)(i) – Key Employees of Company

Schedule 5.9(b)(ii) – Key Employees of Parent

LIST OF EXHIBITS

Exhibit A – Form of Pooling Agreement

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of June 23, 2011 (the “Agreement Date”) by and among Mobilebits Holdings Corporation, a Nevada corporation (“Parent”), MB Pringo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Pringo, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties intend that, subject to the terms and conditions hereinafter set forth, Merger Sub shall merge with and into the Company (the “Merger”), with the Company to be the surviving corporation of the Merger (the “Surviving Corporation”), on the terms and subject to the conditions of this Agreement and pursuant to the applicable provisions of the Delaware General Corporation Law (“Delaware Law”).

WHEREAS, the Boards of Directors of Parent, Merger Sub and the Company have determined that the Merger is in the best interests of their respective stockholders and have approved and declared advisable this Agreement and the Merger.

WHEREAS, the Board of Directors of Parent has resolved to recommend approval by the stockholders of Parent the amendment of Parent’s certificate of incorporation to increase the number of authorized shares of common stock, par value $0.001 of Parent (“Parent Common Stock”) and the issuance of shares of Parent Common Stock in connection with the Merger, upon the terms and subject to the conditions set forth herein.

WHEREAS, The Board of Directors of Parent has resolved to recommend approval by the stockholders of Parent the amendment of Parent’s certificate of incorporation to change its name to “MB Pringo Corporation”.

WHEREAS, For United States federal income tax purposes, Parent, Merger Sub and the Company intend that (i) the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) this Agreement shall constitute a plan of reorganization for purposes of Sections 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g), and (iii) that each of Parent, Merger Sub and the Company shall be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and subject to the conditions set forth herein, the parties hereby agree as follows:

THE MERGER

1.1           The Merger.  Upon the terms and subject to satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with Delaware Law, Merger Sub, at the Effective Time, shall be merged with and into the Company.  Following the Effective Time, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger.

1.2           Closing.  Subject to termination of this Agreement as provided in Article VII, the closing of the Merger (the “Closing”) shall take place on the first business day after the satisfaction or waiver of the conditions (excluding conditions that, by their nature, cannot be satisfied until the Closing Date) set forth in Article VI, or on such time or date as agreed to in writing by the parties hereto (the actual date of the Closing being referred to herein as the “Closing Date”).  The Closing shall be held at the offices of Anslow & Jaclin, LP, 195 Route 9 South, Suite 204, Manalapan, NJ 07726, unless another place is agreed to in writing by the parties hereto.  On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) in such form as required by, and executed in accordance with the relevant provision(s) of Delaware Law (the date and time of such filing, or if another date and time is specified in such filing, such specified date and time, being the “Effective Time”).

1.3           Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Delaware Law.  Without limiting the generality of the foregoing, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4           Certificate of Incorporation; By-laws of Surviving Corporation.  The Certificate of Incorporation and By-laws immediately prior to the Effective Time of the Company shall be the Certificate of Incorporation and By-laws of the Surviving Corporation.

1.5           Directors of Surviving Corporation.  The directors of the Surviving Corporation immediately following the Effective Time shall be those persons set forth on Annex A hereto, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.6           Officers of Surviving Corporation.  The officers of the Surviving Corporation immediately following the Effective Time shall those persons set forth on Annex B hereto, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.7           Directors and Officers of Parent.  The parties will take all action necessary such that at the Effective Time the initial composition of the Board of Directors of Parent shall be those persons set forth on Annex C hereto, and (iii) the officers of Parent shall be the persons set forth on Annex D hereto (it being understood that prior to the Effective Time the persons set forth on Annexes C and D may only be changed by mutual written consent of the parties).  The parties shall take such action as is necessary to structure the Board of Directors of Parent to satisfy applicable stock exchange and corporate governance requirements.

1.8           Directors of MobileBits Corporation.  The directors of the MobileBits Corporation immediately following the Effective Time shall be those persons set forth on Annex E hereto, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.9           Officers of MobileBits Corporation. The officers of the MobileBits Corporation immediately following the Effective Time shall those persons set forth on Annex F hereto, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

2.1  Conversion of Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities:

(a)           Conversion of Company Common Stock.  Subject to Section 2.3, each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive a number of shares of Parent Common Stock such that at the Effective Time, the Company’s stockholders, and the holders of the Company’s outstanding options and warrants, shall own fifty percent (50%) of the Parent’s then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised), and the Parent’s stockholders, and holders of Parent’s outstanding options and warrants,  shall own fifty percent (50%) of its then outstanding shares of Common Stock on a fully diluted basis (as if such options and warrants were exercised) (the “Exchange Ratio”).  All such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously representing any such shares shall thereafter represent the right to receive a certificate representing the shares of Parent Common Stock into which such Company Common Stock was converted in the Merger.  Certificates previously representing shares of Company Common Stock shall be exchanged for certificates representing whole shares of Parent Common Stock and any fractional shares of Parent Common Stock to be issued or paid in consideration therefor upon the surrender of such certificates shall be rounded up to the next whole share number.

(b)           Merger Sub.  Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and be exchanged for one newly and validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

2.2   Stock Options.  Prior to the Effective Time, each unexercised and unexpired option to purchase Company Common Stock then outstanding (“Company Option”) under any stock option plan of the Company or any other plan, agreement or arrangement (the “Company Stock Option Plans”), whether or not then exercisable, as set forth in Section 2.2 of the Company Disclosure Schedule (defined in Article IV), shall be assumed by Parent.  At the Effective Time, Parent shall assume each of the Company Stock Option Plans and each Company Option  assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the applicable Company Stock Option Plan, if any, pursuant to which the Company Option was issued and any option agreement between the Company and the optionee with regard to the Company Option immediately prior to the Effective Time, except that (i) each Company Option will be exercisable for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Option will be equal to the quotient determined by dividing (A) the per share exercise price under such Company Option by (B) the Exchange Ratio rounded up to the nearest whole cent.  Parent and the Company shall take any actions and provide any notices as may be necessary to effectuate the foregoing.

2.3    Appraisal Rights.  Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a stockholder who has not voted in favor of the Merger or consented thereto in writing and who has properly demanded appraisal for such shares in accordance with Delaware Law (“Appraisal Shares”) shall not be converted into a right to receive shares of Parent Common Stock pursuant to Section 2.1(a), unless such stockholder fails to perfect or withdraws or otherwise loses such stockholder’s right to appraisal.  If, after the Effective Time such stockholder fails to perfect or withdraws or loses such stockholder’s right to appraisal, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive Parent Common Stock pursuant to Section 2.1(a).  The Company shall give Parent prompt notice of any demands received by the Company for appraisal of shares of Company Common Stock.  The Company shall not settle, make any voluntary payments with respect to, or offer to settle, any claim with respect to dissenting shares without the consent of Parent.

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the disclosure schedule delivered by Parent to the Company prior to the execution of this Agreement (the “Parent Disclosure Schedule”), which identifies exceptions by specific section references (provided, that any matter disclosed in any section of the Parent Disclosure Schedule shall be considered disclosed for other sections of the Parent Disclosure Schedule, but only to the extent such matter on its face would be reasonably expected to be pertinent to a particular section of the Disclosure Schedule in light of the disclosure made in such section), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

3.1         Organization and Qualification; Subsidiaries.  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  Each Subsidiary of Parent has been duly organized, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be.  Parent and each of its Subsidiaries has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted.  Except as set forth on Section 3.1 of the Parent Disclosure Schedule, Parent and each of its Subsidiaries is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, have a Material Adverse Effect.  Section 3.1 of Parent Disclosure Schedule sets forth a true and complete list of all of the Subsidiaries of Parent.  Except as set forth in Section 3.1 of the Parent Disclosure Schedule, none of Parent or any of its Subsidiaries holds an Equity Interest in any other person.

3.2           Certificate of Incorporation and By-laws; Corporate Books and Records.  The copies of Parent’s Amended and Restated Certificate of Incorporation (the “Parent Certificate”) and Amended and Restated By-laws (the “Parent By-laws”) that are filed as exhibits to Parent’s Annual Report on Form 10-K for the year ended October 31, 2010 (the “Parent Form 10-K”) are complete and correct copies thereof as in effect on the date hereof.  Parent is not in violation of any of the provisions of the Parent Certificate or Parent By-laws.  True and complete copies of all minute books of Parent have been made available by Parent to the Company.

3.3           Capitalization

(a)           The authorized capital stock of Parent consists of 100,000,000 shares of common stock, par value $0.001 per share (the “Parent Common Stock”) and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Parent Preferred Stock”).  As of the Agreement Date, (A) 26,625,146 shares of Parent Common Stock were issued and outstanding, all of which were validly issued and fully paid, non-assessable and free of preemptive rights, (B) no shares of Parent Preferred Stock were issued and outstanding, (C) no shares were held in treasury, and (D) 4,207,610 shares of Parent Common Stock were issuable upon exercise of options to purchase Parent Common Stock (“Parent Options”) outstanding on such date.  All capital stock or other equity securities of Parent have been issued in compliance with applicable federal and state securities laws.

(b)           As of the Agreement Date, except for Parent Options to purchase not more than 4,207,610 shares of Parent Common Stock, there were no options, warrants or other rights, agreements, arrangements or commitments of any character to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries is bound relating to the issued or unissued capital stock or other Equity Interests of Parent or any of its Subsidiaries, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating Parent or any of its Subsidiaries to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, Parent or any of its Subsidiaries.  Parent has provided the Company with a true and complete list, as of the date hereof, of all Parent Options outstanding under the Parent Stock Plans, the prices at which such outstanding Parent Options may be exercised, the number of Parent Options outstanding at each such price and the vesting schedule of Parent Options.  All shares of Parent Common Stock subject to issuance under Parent Stock Option Plans, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.

(c)           Except for the contractual obligations set forth in Section 3.3(c) of the Parent Disclosure Schedule, as of the Agreement Date there are no outstanding contractual obligations of Parent or any of its Subsidiaries (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive or antidilutive right with respect to, any shares of Parent Common Stock or any capital stock of, or other Equity Interests in, Parent or any of its Subsidiaries.  Each outstanding share of capital stock of each Subsidiary of Parent is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and is owned, beneficially and of record, by Parent or another of its Subsidiaries, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Parent’s or such other of its Subsidiary’s voting rights, charges and other encumbrances of any nature whatsoever.  There are no outstanding contractual obligations of Parent or any of its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any of its Subsidiaries or any other person, other than guarantees by Parent of any indebtedness or other obligations of any wholly-owned Subsidiary.

(d)           Neither Parent nor any of its Subsidiaries has outstanding any bonds, debentures, notes, or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) on any matter.  Parent has not adopted a stockholder rights plan.

(e)           Except as set forth on Section 3.3(e) of the Parent Disclosure Schedule, none of the Merger or other transactions contemplated hereby will result in an acceleration of vesting, or modification of vesting terms, with respect to any Parent Options.

3.4           Authority

(a)           Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Parent or Merger Sub and no stockholder votes are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than described in Section 3.19 and Section 5.18 of this Agreement.  This Agreement has been duly authorized and validly executed and delivered by each of Parent and Merger Sub and constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

The Board of Directors of Parent (the “Parent Board”), by resolutions duly adopted by unanimous vote of the disinterested directors at a meeting duly called and held and not subsequently rescinded or modified in any way (the “Parent Board Approval”), has duly (i) determined that this Agreement and the transactions contemplated hereby (including the Merger) are advisable and in the best interests of Parent and its stockholders, and (ii) approved and adopted this Agreement, and the transactions contemplated hereby (including the Merger).  Parent Board Approval constitutes approval of this Agreement and the Merger as required under any applicable state takeover Law and no such state takeover Law is applicable to the Merger or the other transactions contemplated hereby, including, without limitation, the restrictions on business combinations contained in Sections 438 and 439 of Nevada Revised Statutes Chapter 78 – Private Corporations and Section 203 of Delaware Law.

(b)           Merger Sub’s Board of Directors, at a meeting duly called and held, has (i) determined that this Agreement and the transactions contemplated hereby (including the Merger) are advisable and in the best interests of Parent, as Merger Sub’s sole stockholder, (ii) approved and adopted this Agreement and the transactions contemplated hereby (including the Merger) and (iii) recommended (subject to section 6.3) that Parent approve and adopt this Agreement and the transactions contemplated hereby (including the Merger).

3.5           No Conflict; Required Filings and Consents

(a)           The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of Parent and Merger Sub will not, (A) conflict with or violate any provision of the Parent Certificate or Parent By-laws or any equivalent organizational documents of any of its Subsidiaries (including Merger Sub), (B) (assuming that all consents, approvals, authorizations and permits described in Section 3.5(b) have been obtained and all filings and notifications described in Section 3.5(b) have been made and any waiting periods thereunder have terminated or expired) conflict with or violate any Law applicable to Parent or any of its Subsidiaries or by which any property or asset of Parent or any of its Subsidiaries is bound or affected or (C) except as set forth in Section 3.5(a) of the Parent Disclosure Schedule, require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Parent or any of its Subsidiaries pursuant to, any Contract, Parent Permit or other instrument or obligation, except, with respect to clauses (B) and (C), for any such conflicts, violations, consents, approvals, breaches, losses, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect.

(b)           The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance of this Agreement by each of Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other person, other than described in Section 3.19 and Section 5.18 of this Agreement, except (A) under the Exchange Act, the Securities Act, applicable Blue Sky Law, and the filing and recordation of the Certificate of Merger as required by Delaware Law and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, have a Material Adverse Effect.

3.6           Permits; Compliance With Law.  Parent and each of its Subsidiaries is in possession of all authorizations, licenses, permits, certificates, orders, consents, registrations, approvals and clearances of any Governmental Entity (collectively, “Parent Permits”) necessary for it to own, lease or operate its properties and other assets and to carry on its business and operations as presently conducted or proposed to be conducted, and all such Parent Permits are valid, and in full force and effect, except where the failure to have, or the suspension or cancellation of, or failure to be valid or in full force and effect of, any of Parent Permits would not, individually or in the aggregate, have a Material Adverse Effect.  No Parent Permit is subject to termination as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby.  None of Parent or any of its Subsidiaries is or has been in conflict with, or in default or violation of, (x) any Law applicable to Parent or any of its Subsidiaries or by which any property or asset of Parent or any of its Subsidiaries is or has been bound or affected or (y) any Parent Permits, except in each case for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.

3.7           SEC Filings; Sarbanes-Oxley Act; Financial Statements

(a)           Except as set forth in Section 3.7(a) of the Parent Disclosure Schedule Parent has timely filed or furnished all forms, reports, proxy statements, schedules and documents required to be filed or furnished by it under the Exchange Act, including the filing of any Form 8-K that would be required under the Exchange Act since the most recent filing of Parent’s Form 10-Q or Form 10-K (collectively, the “Parent SEC Filings”), other than with respect to entry into this Agreement.  Each Parent SEC Filing (A) as of the time it was filed, complied in all material respects with the requirements of the Exchange Act, and (B) did not, at the time it was filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were or will be made, not misleading.

(b)           Each of the principal executive officer of Parent and the principal financial officer of Parent (or each former principal executive officer of Parent and each former principal financial officer of Parent, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Parent SEC Filings, and the statements contained in such certifications were true and correct on the date such certifications were made. For purposes of this Section 3.7(b), “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither Parent nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers in violation of Section 402 of the Sarbanes Oxley-Act.

(c)           Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Parent SEC Filings was prepared in accordance with GAAP applied (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Article 10 to Regulation S-X and the instructions to Form 10-Q under the Exchange Act) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each presented fairly the consolidated financial position, results of operations and cash flows of Parent and the Subsidiaries of Parent as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal year-end adjustments which did not and would not, individually or in the aggregate, have a Material Adverse Effect).  The books and records of Parent and each of its Subsidiaries have been maintained in accordance with applicable material legal and accounting requirements.

(d)           Except as and to the extent set forth on the consolidated balance sheet of Parent and its Subsidiaries as of January 31, 2011 included in Parent Form 10-Q for the quarter ended January 31, 2011, including the notes thereto, none of Parent or any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP, except for normal year-end adjustments that would not be material in amount or effect and liabilities or obligations incurred in the ordinary course of business since January 31, 2011.

3.8           Brokers.  Except for as set forth in Section 3.8 of the Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

3.9           Absence of Certain Changes or Events.  Since January 31, 2011, except as specifically contemplated by, or as disclosed in, this Agreement or Section 3.9 of the Parent Disclosure Schedule, Parent and each of its Subsidiaries has conducted its businesses in the ordinary course consistent with past practice and, since such date, there has not been any action taken by Parent or any of its Subsidiaries through the Effective Time that would constitute a breach of Section 5.1.

3.10           Employee Benefit Plans.

(a)           Section 3.10(a) of the Parent Disclosure Schedule sets forth a true and complete list of each “employee benefit plan” as defined in Section 3(3) of ERISA and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof of Parent or any ERISA Affiliate), which are now, or were within the past 6 years, maintained, sponsored or contributed to by Parent or any ERISA Affiliate, or under which Parent or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements (each a “Parent Benefit Plan”).  Neither Parent nor, to the knowledge of Parent, any other person or entity, has any express or implied commitment, whether legally enforceable or not, to establish, modify, change or terminate any Parent Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.  With respect to each Parent Benefit Plan, (to the extent applicable) Parent has delivered or made available to the Company true, correct and complete copies of (A) each Parent Benefit Plan (or, if not written a written summary of its material terms), including without limitation all plan documents, adoption agreements, trust agreements, insurance contracts or other funding vehicles and all amendments thereto, (B) all summaries and summary plan descriptions, including any summary of material modifications, (C) the annual reports (Form 5500 series) for the three most recent years filed or required to be filed with the DOL with respect to such Parent Benefit Plan (and, if any such annual report is a Form 5500R, the Form 5500C filed with respect to such Parent Benefit Plan), (D) the most recent actuarial report or other financial statement relating to such Parent Benefit Plan, (E) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Parent Benefit Plan and any pending request for such a determination letter and (F) all filings made with any Governmental Entity, including but not limited any filings under the Voluntary Compliance Resolution or Closing Agreement Program or the Department of Labor Delinquent Filer Program.

(b)           Each Parent Benefit Plan has been administered in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code, and contributions required to be made under the terms of any of Parent Benefit Plans as of the Agreement Date have been timely made or, if not yet due, have been properly reflected on the most recent consolidated balance sheet filed or incorporated by reference in Parent SEC Filings prior to the Agreement Date.  With respect to Parent Benefit Plans, no event, including any prohibited transaction(s), has occurred and, to the knowledge of Parent, there exists no condition or set of circumstances in connection with which Parent or any fiduciary of such Parent Benefit Plans could be subject to any material liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Parent Benefit Plans, ERISA, the Code or any other applicable Law.

3.11           Labor and Other Employment Matters

(a)           Parent and each of its Subsidiaries is in compliance with all applicable Laws respecting labor, employment, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, and wages and hours, non-compliance with which should reasonably be expected to have a Material Adverse Effect.  None of Parent or any of its Subsidiaries is a party to any collective bargaining or other labor union contract applicable to persons employed by Parent or any of its Subsidiaries, and no collective bargaining agreement or other labor union contract is being negotiated by Parent or any of its Subsidiaries.  There is no labor dispute, strike, slowdown or work stoppage against Parent or any of its Subsidiaries pending or, to the knowledge of Parent, threatened which may interfere in any respect that would have a Material Adverse Effect with the respective business activities of Parent or any of its Subsidiaries.  To Parent’s knowledge, no employee of Parent or any of its Subsidiaries is in any material respect in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by Parent or such Subsidiary because of the nature of the business conducted or presently proposed to be conducted by it or to the use of trade secrets or proprietary information of others.

(b)           Parent has identified in Section 3.11(b) of the Parent Disclosure Schedule and has made available to the Company true and complete copies of (A) all severance and employment agreements with directors, officers or employees of, or consultants to, Parent or any of its Subsidiaries, (B) all severance programs and policies of Parent and each of its Subsidiaries with or relating to its employees, and (C) all plans, programs, agreements and other arrangements of Parent and each of its Subsidiaries with or relating to its directors, officers, employees or consultants which contain change in control provisions.  Except as set forth in Section 3.11(b) of the Parent Disclosure Schedule, none of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event, such as termination of employment) (A) result in any payment (including, without limitation, severance, unemployment compensation, parachute or otherwise) becoming due to any director or any employee of Parent or any of its Subsidiaries or affiliates from Parent or any of its Subsidiaries or affiliates under any Parent Benefit Plan or otherwise, (B) significantly increase any benefits otherwise payable under any Parent Benefit Plan or (C) result in any acceleration of the time of payment or vesting of any material benefits.  As of the Agreement Date, no individual who is a party to an employment agreement listed in Section 3.11(b) of the Parent Disclosure Schedule or any agreement incorporating change in control provisions with Parent has terminated employment or been terminated, nor has any event occurred that could give rise to a termination event, in either case under circumstances that has given, or could give, rise to a severance obligation on the part of Parent under such agreement.

3.12           Tax Treatment.  None of Parent, any of its Subsidiaries or any of Parent’s affiliates has taken, has agreed to take, or will take any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.  Parent is not aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

3.13           Contracts.  As of the date hereof, except as filed as exhibits to Parent SEC Filings or as disclosed in Section 3.13 of the Parent Disclosure Schedule, none of Parent or any of its Subsidiaries is a party to or bound by any Contract that (1) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act), (2) contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to Parent or any of its Subsidiaries, or which restricts the conduct of any line of business by Parent or any of its Subsidiaries or any geographic area in which Parent or any of its Subsidiaries may conduct business, in each case in any material respect or (3) which would prohibit or materially delay the consummation of the Merger or any of the transactions contemplated by this Agreement.  Each Contract of the type described in this Section 3.13, whether or not set forth in Section 3.13 of the Parent Disclosure Schedule, is referred to herein as a “Parent Material Contract.”  Each Parent Material Contract is valid and binding on Parent and each of its Subsidiaries party thereto and, to Parent’s knowledge, each other party thereto, and in full force and effect, and Parent and each of its Subsidiaries has in all respects performed all obligations required to be performed by it to the date hereof  under each, and is not otherwise in default or violation of any, Parent Material Contract and, to Parent’s knowledge, each other party to each Parent Material Contract has in all respects performed all obligations required to be performed by it under such Parent Material Contract, except as would not, individually or in the aggregate, have a Material Adverse Effect.  As of the date hereof, none of Parent or any of its Subsidiaries has received any written notice of any violation or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Parent Material Contract.  Parent has made available to the Company true and complete copies of each Parent Material Contract.

3.14           Litigation.  Except as and to the extent disclosed in Section 3.14 of the Parent Disclosure Schedule or as would not, individually or in the aggregate, have a Material Adverse Effect, (a) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries or for which Parent or any of its Subsidiaries is as of the date hereof obligated to indemnify a third party and (b) neither Parent nor any of its Subsidiaries is subject to any outstanding and unsatisfied order, writ, injunction, decree or arbitration ruling, award or other finding.  There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries that, as of the date hereof, challenges the validity or propriety, or seeks to prevent consummation of, the Merger or any other transaction contemplated by this Agreement.

3.15           Environmental Matters.  Except as would not, individually or in the aggregate, have a Material Adverse Effect:

(a)           Parent and each of its Subsidiaries (A) is in compliance with all, and is not subject to any liability with respect to any, applicable Environmental Laws, (B) holds or has applied for all Environmental Permits necessary to conduct their current operations, and (C) is in compliance with their respective Environmental Permits.

(b)           None of Parent or any of its Subsidiaries has received any written notice, demand, letter, claim or request for information alleging that Parent or any of its Subsidiaries may be in violation of, or liable under, any Environmental Law.

(c)           None of Parent or any of its Subsidiaries (A) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to (i) compliance with Environmental Laws or Environmental Permits or (ii) the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and no investigation, litigation or other proceeding is pending or, to the knowledge of Parent, threatened in writing with respect thereto, or (B) is an indemnitor in connection with any claim threatened or asserted in writing by any third-party indemnitee for any liability under any Environmental Law.

(d)           None of the real property owned or leased by Parent or any of its Subsidiaries is listed or, to the knowledge of Parent, proposed for listing on the “National Priorities List” under CERCLA, as updated through the date hereof, or any similar state or foreign list of sites requiring investigation or cleanup.

(e)           To the knowledge of Parent, there are no past or present conditions, circumstances, or facts that may (A) interfere with or prevent continued compliance by Parent or any of its Subsidiaries with Environmental Laws and the requirements of Environmental Permits, (B) give rise to any liability or other obligation under any Environmental Laws, or (C) form the basis of any claim, action, suit, proceeding, or investigation against or involving Parent or any of its Subsidiaries based on or related to any Environmental Law.

3.16           Intellectual Property.  (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect, Parent owns or has the right to use, whether through ownership, licensing or otherwise, all Intellectual Property significant to the businesses of Parent and each of its Subsidiaries in substantially the same manner as such businesses are conducted on the Agreement Date (“Parent Material Intellectual Property”).  Except as set forth in Section 3.16 of the Parent Disclosure Schedule and except as would not, individually or in the aggregate, have a Material Adverse Effect: (A) no written claim challenging the ownership, legality, use, validity or enforceability of any Parent Material Intellectual Property has been made by a third party and no such Parent Material Intellectual Property is the subject of any pending or, to Parent’s knowledge, threatened action, suit, claim, investigation, arbitration or other proceeding; (B) no person or entity has given notice to Parent or any of its Subsidiaries that the use of any Parent Material Intellectual Property by Parent, any of its Subsidiaries or any licensee is infringing or has infringed any domestic or foreign patent, trademark, service mark, trade name, or copyright or design right, or that Parent or any of its Subsidiaries has misappropriated or improperly used or disclosed any trade secret, confidential information or know-how; (C) the execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby will not breach, violate or conflict with any instrument or agreement concerning any Parent Material Intellectual Property and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Parent Material Intellectual Property; (D) Parent has, and enforces, a policy requiring each employee to execute a confidential information and inventions assignment agreement, and each consultant and independent contractor to execute a confidential information agreement, and all current and former employees, consultants and independent contractors have executed at least one such agreement; (E) Parent has no knowledge of any third party interfering with, infringing upon, misappropriating, or using without authorization any Parent Material Intellectual Property, and has no knowledge that any employee or former employee of Parent has interfered with, infringed upon, misappropriated, used without authorization, or otherwise come into conflict with any Parent Material Intellectual Property; (F) Parent has taken all reasonable action to maintain and protect each item of Parent Material Intellectual Property; (G) to its knowledge, Parent has the right to use all of Parent Material Intellectual Property in all jurisdictions in which Parent currently conducts business; and (H) neither the operation of the businesses of Parent and each of its Subsidiaries  nor the use of any Parent Material Intellectual Property infringes on or violates (or in the past infringed or violated) any domestic or foreign patent, trademark, service mark, trade name, or copyright or design right or constitutes or misappropriation of (or in the past constituted a misappropriation of) any trade secret, confidential information or know-how; provided that the foregoing representation shall be qualified by knowledge with respect to patents.

(b)           Parent owns or has the right to use, whether through ownership, licensing or otherwise, all Intellectual Property created by its (i) employees, in connection with Parent’s business, and (ii) independent contractors, in connection with any such independent contractor performing its duties for the Parent.

3.17           Taxes

(a)           Parent and each of its Subsidiaries have duly and timely filed with the appropriate Tax authorities or other Governmental Entities all Tax Returns required to be filed, except where failure to so file would not, individually or in the aggregate, have a Material Adverse Effect.  All such Tax Returns are complete and accurate in all respects, except as would not, individually or in the aggregate, have a Material Adverse Effect.  All Taxes shown as due on such Tax Returns have been timely paid.

(b)           Subject to such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, the unpaid Taxes of Parent and its Subsidiaries (i) did not, as of the dates of the most recent financial statements contained in Parent SEC Filings, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheets contained in such financial statements, and (ii) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of Parent and its Subsidiaries in filing their Tax Returns.

(c)           Subject to such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, (i) no deficiencies for Taxes with respect to any of Parent and its Subsidiaries have been claimed, proposed or assessed in writing by a Tax authority or other Governmental Entity, (ii) no audit or other proceeding for or relating to any liability in respect of Taxes of Parent or any of its Subsidiaries is being conducted by any Tax authority or Governmental Entity, and Parent and its Subsidiaries have not received written notification that any such audit or other proceeding is pending, and (iii) neither Parent nor any of its Subsidiaries nor any predecessor has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(d)           There are no Tax liens upon any property or assets of Parent or any of its Subsidiaries except (i) liens for current Taxes not yet due and payable, or (ii) liens that would not, individually or in the aggregate, have a Material Adverse Effect.

(e)           Parent and each of its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, and have otherwise complied with all applicable rules and regulations relating to withholding of Taxes, subject to such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

(f)           None of Parent or any of its Subsidiaries currently is the beneficiary of any extension of time within which to file any material Tax Return.

(g)           No claim has ever been made in writing by an authority in a jurisdiction where any of Parent or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction or may be required to file a Tax Return in such jurisdiction.

(h)           None of Parent or any of its Subsidiaries has any liability for the Taxes of any person (other than members of the consolidated group of which Parent is the common parent) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), (ii) as a transferee or successor, (iii) by contract, or (iv) otherwise, except in each case where such liability for Taxes would not, individually or in the aggregate, have a Material Adverse Effect. Neither Parent nor any of its Subsidiaries is a party to any Tax sharing or Tax allocation agreement.

(i)           None of Parent or any of its Subsidiaries has been a party to any distribution in which the parties to such distribution treated the distribution as one described in Section 355 of the Code, in whole or in part.

(j)           Parent and its Subsidiaries have made available to the Company correct and complete copies of all (i) income, franchise and other material federal and applicable state and local Tax Returns for tax years ending on or after December 31, 2005, as Company may have requested, and (ii) income Tax audit reports, statements of deficiency, and closing or other agreements relating to Taxes.

(k)           Parent and each Subsidiary is, and has always been, an accrual method taxpayer.  Neither Parent nor any Subsidiary will be required to include any item of income in, or exclude any item of deduction from, Taxable income for any Taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a Taxable period ending on or prior to the Closing Date; (ii) “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign Tax law); (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or foreign Tax law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; or (v) prepaid amount received on or prior to the Closing Date, except in each case where such inclusion of an item of income or exclusion of an item of deduction would not, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any Subsidiary has incurred a dual consolidated loss within the meaning of Section 1503(d)(2) of the Code.

(l)           Section 3.17(l) of the Parent Disclosure Schedule sets forth all countries, states, provinces, cities and other jurisdictions in which the Parent and each Subsidiary either (i) has been subject to any Tax at any time during the past five (5) years, (ii) is currently subject to any Tax, or (iii) is or has been during the past five (5) years subject to a written claim that the Parent or any Subsidiary is subject to any Tax.

3.18           Insurance.  Section 3.18 of the Parent Disclosure Schedule lists all material policies of liability, property, casualty and other forms of insurance owned or held by Parent and each of its Subsidiaries, copies of which have previously been made available to the Company.  All such policies are in full force and effect, all premiums due and payable have been paid, and no written notice of cancellation or termination has been received with respect to any such policy.  No insurer has advised Parent or any of its Subsidiaries that it intends to reduce coverage or materially increase any premium under any such policy, or that coverage is not available (or that it will contest coverage) for any material claim made against Parent or any of its Subsidiaries.

3.19           Vote Required.  The affirmative vote of the holders of a majority of the outstanding shares of Parent Common Stock is the only vote of the holders of any class or series of capital stock or other equity securities of the Parent necessary to adopt this Agreement and to effect the transactions contemplated hereby, including the Merger (the “Parent Stockholder Approval”).

3.20           Ownership of Merger Sub; No Prior Activities.  Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  Merger Sub is a direct wholly-owned subsidiary of Parent.  The common stock of Merger Sub, as issued in compliance with the provisions of this Agreement is duly authorized, validly issued, fully paid and non-assessable, and is free of any liens or encumbrances caused or created by Parent. Merger Sub has not conducted any activities other than in connection with the organization of Merger Sub, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.  Merger Sub has no Subsidiaries.

3.21           Transactions with Affiliates.  Except as set forth in Section 3.21 of the Parent Disclosure Schedule filed prior to the Agreement Date, since the date of the Parent’s last proxy statement filed with the SEC, no event has occurred that would be required to be reported by the Parent pursuant to Item 404 of Regulation S-K promulgated by the SEC.

3.22           Certain Liabilities.  Except as set forth on Section 3.22 of the Parent Disclosure Schedule, Parent has no current liabilities, outstanding debt or payments owed to third parties in excess of$2,000. Company acknowledges that after Effective Date and before Closing, Parent, as part of its normal business operations, will incur current liabilities that are different from the schedule provided in Section 3.22 of the Company Disclosure Schedule. An updated Section 3.22 of Parent Disclosure Schedule will be provided to Company prior to Closing.

3.23         No Other Representations or Warranties.  Except for the representations and warranties contained in this Article 3 or in any certificates delivered by Parent in connection with the Closing, the Company acknowledges that neither Parent,  Merger Sub nor any person on behalf of either parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company in connection with the transactions contemplated by this Agreement. Neither Parent, Merger Sub nor any other person will have or be subject to any liability or indemnification obligation to the Company or any other person resulting from the distribution to the Company, or the Company’s use of, any such information, including any information, documents, projections, forecasts or other material made available to the Company in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in this Article 3 or in a certificate delivered by Parent in connection with the Closing. Notwithstanding the foregoing or any other provision of this Agreement or otherwise, nothing herein shall relieve either Parent, Merger Sub or any other person from liability for fraud.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement (the “Company Disclosure Schedule”), which identifies exceptions by specific section references (provided, that any matter disclosed in any section of the Company Disclosure Schedule shall be considered disclosed for other sections of the Company Disclosure Schedule, but only to the extent such matter on its face would be reasonably expected to be pertinent to a particular section of the Disclosure Schedule in light of the disclosure made in such section), the Company hereby represents and warrants to Parent as follows:

4.1           Organization and Qualification; Subsidiaries.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted.  The Company is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, have a Material Adverse Effect.  Section 4.1 of the Company Disclosure Schedule sets forth a true and complete list of all of the Subsidiaries of the Company.  Except as set forth in Section 4.1 of the Company Disclosure Schedule, the Company does not have and never has had any Subsidiaries or any ownership or Equity Interests in or control of (direct or indirect) any other person.

4.2           Certificate of Incorporation and By-laws; Corporate Books and Records.  The copies of the Company’s Certificate of Incorporation (the “Company Certificate”) and By-laws (the “Company By-laws”) that the Company has made available to Parent are complete and correct copies thereof as in effect on the date hereof.  The Company is not in violation of any of the provisions of the Company Certificate or the Company By-laws.  True and complete copies of all minute books of the Company have been made available by the Company to Parent.

4.3           Capitalization

(a)           The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 50,000,000 shares of Company Preferred Stock.  As of the Agreement Date, (A) 25,408,500 shares of Company Common Stock were issued and outstanding, all of which were validly issued and fully paid, nonassessable and free of preemptive rights, and (B) 7,091,500 shares of Company Common Stock were issuable (and such number was reserved for issuance) upon the exercise of outstanding Company Options, and (C) no shares of Company Preferred Stock were issued.

(b)           As of the Agreement Date, except for the Company Options disclosed in Section 2.2 of the Company Disclosure Schedule, there were no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company is a party or by which the Company is bound relating to the issued or unissued capital stock or other Equity Interests of the Company, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the Company to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company.  The Company has provided Parent with a true and complete list as set forth in Section 2.2 of the Company’s Disclosure Schedule, as of the date hereof, of all Company Options outstanding under the Company Stock Option Plans, the prices at which such outstanding Company Options may be exercised and the vesting schedule of the Company Options.  All shares of Company Common Stock subject to issuance under the Company Stock Option Plans, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.

(c)           As of the Agreement Date, there are no outstanding contractual obligations of the Company or any of its Subsidiaries (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive or antidilutive right with respect to, any shares of Company Common Stock, or any capital stock of, or other Equity Interests in, the Company.  There are no outstanding contractual obligations of the Company or any of its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

(d)           The Company does not have outstanding any bonds, debentures, notes, or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) on any matter.  The Company has not adopted a stockholders rights plan.

(e)           None of the Merger or other transactions contemplated hereby will result in an acceleration of vesting, or modification of vesting terms, with respect to any Company Options.

4.4           Authority

(a)           The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company and no stockholder votes are necessary to authorize this Agreement or to consummate the transactions contemplated hereby other than as provided in Section 4.19.  This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)           The Board of Directors of the Company (the “Company Board”), by resolutions duly adopted by unanimous vote of the directors present at a meeting duly called and held and not subsequently rescinded or modified in any way (the “Company Board Approval”), has duly (i) declared that this Agreement and the transactions contemplated hereby (including the Merger) are advisable and fair to and in the best interests of the Company and its stockholders, (ii) approved and adopted this Agreement and the transactions contemplated hereby (including the Merger) and (iii) resolved to recommend (subject to Section 6.3) that the stockholders of the Company adopt this Agreement and directed that this Agreement and the transactions contemplated hereby be submitted for consideration by the Company’s stockholders in accordance with this Agreement.  The Company Board Approval constitutes approval of this Agreement and the Merger as required under any applicable state takeover Law and no such state takeover Law is applicable to the Merger or the other transactions contemplated hereby, including, without limitation, the restrictions on business combinations contained in Section 203 of the Delaware Law.

4.5           No Conflict; Required Filings and Consents

(a)           The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (A) (assuming the Company Stockholder Approval is obtained) conflict with or violate any provision of the Company Certificate or Company By-laws, (B) (assuming that all consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained and all filings and notifications described in Section 4.5(b) have been made and any waiting periods thereunder have terminated or expired) conflict with or violate any Law applicable to the Company or by which any property or asset of the Company is bound or affected or (C) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company pursuant to, any Contract, Company Permit or other instrument or obligation, except, with respect to clauses (B) and (C), for any such conflicts, violations, consents, approvals, breaches, losses, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect.

(b)           The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other person, except (A) the filing and recordation of the Certificate of Merger as required by Delaware Law and the Company Stockholder Approval and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, have a Material Adverse Effect.

4.6           Permits; Compliance With Law.  The Company and each of its Subsidiaries are in possession of all authorizations, licenses, permits, certificates, orders, consents, registrations, approvals and clearances of any Governmental Entity (collectively, “Company Permits”) necessary for it to own, lease or operate its properties and other assets and to carry on its business and operations as presently conducted or proposed to be conducted, and all such Company Permits are valid, and in full force and effect, except where the failure to have, or the suspension or cancellation of, or failure to be valid or in full force and effect of, any of the Company Permits would not, individually or in the aggregate, have a Material Adverse Effect.

No Company Permit is subject to termination as a result of the execution of this Agreement.  Neither the Company nor any of its Subsidiaries is or has been in conflict with, or in default or violation of, (x) any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (y) any Company Permits, except in each case for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.

4.7           Financial Statements

(a)           The unaudited financial statements (including the notes thereto) of the Company for the year ended December 31, 2010 attached as Section 4.7(a) of the Company Disclosure Schedule (the “Company Financial Statements”) were prepared on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and present fairly the consolidated financial position, results of operations and cash flows of the Company as of and for the calendar year ended December 31, 2010.  The books and records of the Company have been, and are being, maintained in accordance with applicable material legal and accounting requirements.

(b)           The unaudited financial statements of the Company for the fiscal year ended December 31, 2009 attached as Section 4.7(b) of the Company Disclosure Schedule  were prepared on a consistent basis throughout the period indicated (except as may be indicated in the notes thereto), and present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company as of December 31, 2009 (subject to normal year-end adjustments which would not, individually or in the aggregate, have a Material Adverse Effect).

(c)           Except as and to the extent set forth on the balance sheet of the Company included in the Company Financial Statements, the Company has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP, except for normal year-end adjustments and liabilities or obligations incurred in the ordinary course of business since December 31, 2010 that would not, individually or in the aggregate, have a Material Adverse Effect.

4.8           Brokers.  Except as set forth in Section 4.8 of the Company Disclosure Schedule no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company.

4.9           Absence of Certain Changes or Events.  Since December 31, 2010, except as specifically contemplated by, or as disclosed in, this Agreement or Section 4.9 of the Company Disclosure Schedule, the Company has conducted its businesses in the ordinary course consistent with past practice and, since such date, there has not been any action taken by the Company or any of its Subsidiaries through the Effective Time that would constitute a breach of Section 5.2.

4.10           Employee Benefit Plans.

(a)           Section 4.10(a) of the Company Disclosure Schedule sets forth a true and complete list of each “employee benefit plan” as defined in Section 3(3) of ERISA and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof of the Company or any ERISA Affiliate), which are now, or were since formation of the Company, maintained, sponsored or contributed to by the Company or any ERISA Affiliate, or under which the Company or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements (each a “Company Benefit Plan”).  Neither the Company, nor to the knowledge of the Company, or any other person or entity, has any express or implied commitment, whether legally enforceable or not, to establish, modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.  With respect to each Company Benefit Plan, (to the extent applicable) the Company has delivered or made available to Parent true, correct and complete copies of (A) each Company Benefit Plan (or, if not written a written summary of its material terms), including without limitation all plan documents, adoption agreements, trust agreements, insurance contracts or other funding vehicles and all amendments thereto, (B) all summaries and summary plan descriptions, including any summary of material modifications, (C) the annual reports (Form 5500 series) for the three most recent years filed or required to be filed with the DOL with respect to such Company Benefit Plan (and, if any such annual report is a Form 5500R, the Form 5500C filed with respect to such Company Benefit Plan), (D) the most recent actuarial report or other financial statement relating to such Company Benefit Plan, (E) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Company Benefit Plan and any pending request for such a determination letter, and (F) all filings made with any Governmental Entity, including but not limited any filings under the Voluntary Compliance Resolution or Closing Agreement Program or the Department of Labor Delinquent Filer Program.

(b)           Each Company Benefit Plan has been administered in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code, and contributions required to be made under the terms of any of the Company Benefit Plans as of the Agreement Date have been timely made or, if not yet due, have been properly reflected on the most recent balance sheet of the Company.  With respect to the Company Benefit Plans, no event, including any prohibited transaction(s), has occurred and, to the knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any fiduciary of such Company Benefit Plans could be subject to any material liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Company Benefit Plans, ERISA, the Code or any other applicable Law.

4.11           Labor and Other Employment Matters

(a)           The Company and each of its Subsidiaries are in compliance with all applicable Laws respecting labor, employment, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, and wages and hours, non-compliance with which should reasonably be expected to have a Material Adverse Effect.  None of the Company or any of its Subsidiaries is a party to any collective bargaining or other labor union contract applicable to persons employed by the Company or its Subsidiaries, and no collective bargaining agreement or other labor union contract is being negotiated by the Company or any of its Subsidiaries.  There is no labor dispute, strike, slowdown or work stoppage against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened which may interfere in any respect that would have a Material Adverse Effect with the respective business activities of the Company.  To the Company’s knowledge, no employee of the Company or any of its Subsidiaries is in any material respect in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or such Subsidiary of the Company because of the nature of the business conducted or presently proposed to be conducted by it or to the use of trade secrets or proprietary information of others.

(b)           The Company has identified in Section 4.11(b) of the Company Disclosure Schedule and has made available to Parent true and complete copies of (A) all severance and employment agreements with directors, officers or employees of or consultants to the Company or any of its Subsidiaries, (B) all severance programs and policies of the Company or any of its Subsidiaries with or relating to its employees, and (C) all plans, programs, agreements and other arrangements of the Company or any of its Subsidiaries with or relating to its directors, officers, employees or consultants which contain change in control provisions.  Except as set forth in Section 4.11(b) of the Company Disclosure Schedule, none of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event, such as termination of employment) (A) result in any payment (including, without limitation, severance, unemployment compensation, parachute or otherwise) becoming due to any director or any employee of the Company or affiliates from the Company or any of its affiliates under any Company Benefit Plan or otherwise, (B) increase any benefits otherwise payable under any Company Benefit Plan or (C) result in any acceleration of the time of payment or vesting of any material benefits.  As of the Agreement Date, no individual who is a party to an employment agreement listed in Section 4.11(b) of the Company Disclosure Schedule or any agreement incorporating change in control provisions with the Company has terminated employment or been terminated, nor has any event occurred that could give rise to a termination event, in either case under circumstances that has given, or could give, rise to a severance obligation on the part of the Company under such agreement.

4.12           Tax Treatment.  None of the Company, any of its Subsidiaries or any of the Company’s affiliates has taken, has agreed to take, or will take any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.  The Company is not aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

4.13           Contracts.  As of the date hereof, except as disclosed in Section 4.13 of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries is a party to or bound by any Contract that (1) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act), (2) contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to the Company or any of its Subsidiaries, or which restricts the conduct of any line of business by the Company or any of its Subsidiaries or any geographic area in which the Company or any of its Subsidiaries may conduct business, in each case in any material respect or (3) which would prohibit or materially delay the consummation of the Merger or any of the transactions contemplated by this Agreement.  As of the date hereof, each Contract of the type described in this Section 4.13, whether or not set forth in Section 4.13 of the Company Disclosure Schedule, is referred to herein as a “Company Material Contract.”  Each Company Material Contract is valid and binding on the Company and its Subsidiaries, and to the Company’s knowledge, each other party thereto, and in full force and effect, and the Company and its Subsidiaries have in all respects performed all obligations required to be performed by them to the date hereof under each Company Material Contract and, to the Company’s knowledge, each other party to each Company Material Contract has in all respects performed all obligations required to be performed by it under such Company Material Contract, except as would not, individually or in the aggregate, have a Material Adverse Effect.  As of the date hereof, neither the Company nor any of its Subsidiaries has received any written notice of any violation or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Company Material Contract.  The Company has made available to Parent true and complete copies of each Company Material Contract.

4.14           Litigation.  Except as disclosed in Section 4.14 of the Company Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, or for which the Company or any of its Subsidiaries is as of the date hereof obligated to indemnify a third party and neither the Company nor any of its Subsidiaries is subject to any outstanding and unsatisfied order, writ, injunction, decree or arbitration ruling, award or other finding.  There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries that, as of the date hereof, challenges the validity or propriety, or seeks to prevent consummation of, the Merger or any other transaction contemplated by this Agreement.

4.15           Environmental Matters.  Except as would not, individually or in the aggregate, have a Material Adverse Effect:

(a)           The Company and each of its subsidiaries (A) are in compliance with all, and are not subject to any liability with respect to any, applicable Environmental Laws, (B) hold or have applied for all Environmental Permits necessary to conduct their current operations, and (C) are in compliance with their respective Environmental Permits.

(b)           None of the Company or any of its Subsidiaries has received any written notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of, or liable under, any Environmental Law.

(c)           None of the Company or any of its Subsidiaries (A) has entered into or agreed to any consent, decree or order or is subject to any judgment, decree or judicial order relating to (i) compliance with Environmental Laws or Environmental Permits or (ii) the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and no investigation, litigation or other proceeding is pending or, to the knowledge of the Company, threatened in writing with respect thereto, or (B) is an indemnitor in connection with any claim threatened or asserted in writing by any third-party indemnitee for any liability under any Environmental Law.

(d)           None of the real property owned or leased by the Company or any of its Subsidiaries is listed or, to the knowledge of the Company, proposed for listing on the “National Priorities List” under CERCLA, as updated through the date hereof, or any similar state or foreign list of sites requiring investigation or cleanup.

(e)           To the knowledge of the Company, there are no past or present conditions, circumstances, or facts that may (A) interfere with or prevent continued compliance by the Company or any of its Subsidiaries with Environmental Laws and the requirements of Environmental Permits, (B) give rise to any liability or other obligation under any Environmental Laws, or (C) form the basis of any claim, action, suit, proceeding, or investigation against or involving the Company or any of its Subsidiaries based on or related to any Environmental Law.

4.16           Intellectual Property.  (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company owns or has the right to use, whether through ownership, licensing or otherwise, all Intellectual Property significant to the businesses of the Company and each of its Subsidiaries in substantially the same manner as such businesses are conducted on the Agreement Date (“Company Material Intellectual Property”).  Except as set forth in Section 4.16 of the Company Disclosure Schedule  and except as would not, individually or in the aggregate, have a Material Adverse Effect: (A) no written claim challenging the ownership, legality, use, validity or enforceability of any Company Material Intellectual Property has been made by a third party and no such Company Material Intellectual Property is the subject of any pending or, to the Company’s knowledge, threatened action, suit, claim, investigation, arbitration or other proceeding; (B) no person or entity has given notice to the Company or any of its Subsidiaries that the use of any Company Material Intellectual Property by the Company, any of its Subsidiaries, or any licensee is infringing or has infringed any domestic or foreign patent, trademark, service mark, trade name, or copyright or design right, or that the Company, any of its Subsidiaries or any licensee has misappropriated or improperly used or disclosed any trade secret, confidential information or know-how; (C) the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not breach, violate or conflict with any instrument or agreement concerning any Company Material Intellectual Property and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Company Material Intellectual Property; (D) the Company or its applicable Subsidiary has, and enforces, a policy requiring each employee to execute a confidential information and inventions assignment agreement, and each consultant and independent contractor to execute a confidential information agreement, and all current and former employees, consultants and independent contractors have executed at least one such agreement; (E) the Company has no knowledge of any third party interfering with, infringing upon, misappropriating, or using without authorization any the Company Material Intellectual

Property, and has no knowledge that any employee or former employee of the Company or any Subsidiary of the Company has interfered with, infringed upon, misappropriated, used without authorization, or otherwise come into conflict with any Company Material Intellectual Property; (F) the Company or its applicable Subsidiary has taken all reasonable action to maintain and protect each item of Company Material Intellectual Property; and (G) to its knowledge, the Company has the right to use all of the Company Material Intellectual Property in all jurisdictions in which the Company currently conducts business and (H) neither the operation of the businesses of the Company and each of its Subsidiaries nor the use of any Company Material intellectual property infringes on or violates (or in the past infringed or violated) any domestic or foreign patent, trademark, service mark, trade name, or copyright or design right or constitutes or misappropriation of (or in the past constituted a misappropriation of) any trade secret, confidential information or know-how; provided that the foregoing representation shall be qualified by knowledge with respect to patents.

(b)           Company owns or has the right to use, whether through ownership, licensing or otherwise, all Intellectual Property created by its (i) employees, in connection with the Company’s business, any (ii) independent contractors, in connection with any such independent contractor performing its duties for the Company.

4.17           Taxes.

(a)           The Company and each of its Subsidiaries have duly and timely filed with the appropriate Tax authorities or other Governmental Entities all Tax Returns required to be filed, except where failure to so file would not, individually or in the aggregate, have a Material Adverse Effect.  All such Tax Returns are complete and accurate in all respects, except as would not, individually or in the aggregate, have a Material Adverse Effect.  All Taxes shown as due on such Tax Returns have been timely paid.

(b)           Subject to such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, the unpaid Taxes of the Company and each of its Subsidiaries (i) did not, as of the dates of the most recent financial statements of the Company, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheets contained in such financial statements, and (ii) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company and each of its Subsidiaries in filing its Tax Returns.

(c)           Subject to such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, (i) no deficiencies for Taxes with respect to the Company and each of its Subsidiaries has been claimed, proposed or assessed in writing by a Tax authority or other Governmental Entity, (ii) no audit or other proceeding for or relating to any liability in respect of Taxes of the Company or any of its Subsidiaries is being conducted by any Tax authority or Governmental Entity, and the Company and its Subsidiaries have not received written notification that any such audit or other proceeding is pending, and (iii) neither the Company nor any of its Subsidiaries nor any predecessor has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(d)           There are no Tax liens upon any property or assets of the Company or any of its Subsidiaries except (i) liens for current Taxes not yet due and payable, or (ii) liens that would not, individually or in the aggregate, have a Material Adverse Effect.

(e)           The Company and each of its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, and have otherwise complied with all applicable rules and regulations relating to withholding of Taxes, subject to such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

(f)           None of the Company or any of its Subsidiaries currently is the beneficiary of any extension of time within which to file any material Tax Return.

(g)           No claim has ever been made in writing by an authority in a jurisdiction where any of the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction or may be required to file a Tax Return in such jurisdiction or may be required to file a Tax Return in such jurisdiction.

(h)           None of the Company or any of its Subsidiaries has any liability for the Taxes of any person (other than members of the consolidated group of which the Company is the common parent) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), (ii) as a transferee or successor, (iii) by contract, or (iv) otherwise, except in each case where such liability for Taxes would not, individually or in the aggregate, have a Material Adverse Effect.  The Company or any of its Subsidiaries is not a party to any Tax sharing or Tax allocation agreement.

(i)           None of the Company or any of its Subsidiaries has been a party to any distribution in which the parties to such distribution treated the distribution as one described in Section 355 of the Code, in whole or in part.

(j)           The Company and its Subsidiaries have made available to Parent correct and complete copies of all (i) income, franchise and other material federal and applicable state and local Tax Returns for tax years ending on or after December 31, 2007 as Parent may have requested, and (ii) income Tax audit reports, statements of deficiency, and closing or other agreements relating to Taxes.

(k)           Except as disclosed in Section 4.17(k) of the Company Disclosure Schedule, the Company and each Subsidiary is, and has always been, an accrual method taxpayer.  Neither the Company nor any Subsidiary will be required to include any item of income in, or exclude any item of deduction from, Taxable income for any Taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a Taxable period ending on or prior to the Closing Date; (ii) “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign Tax law); (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or foreign Tax law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; or (v) prepaid amount received on or prior to the Closing Date except in each case where such inclusion of an item of income or exclusion of an item of deduction would not, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any Subsidiary has incurred a dual consolidated loss within the meaning of Section 1503(d)(2) of the Code.

(l)           Section 4.17(l) of the Company Disclosure Schedule sets forth all countries, states, provinces, cities and other jurisdictions in which the Company and each of its Subsidiaries either (i) has been subject to any Tax at any time during the past five (5) years, (ii) is currently subject to any Tax, or (iii) is or has been during the past five (5) years subject to a written claim that the Company and each of its Subsidiaries is subject to any Tax.

4.18           Insurance.  Section 4.18 of the Company Disclosure Schedule lists material policies of liability, property, casualty and other forms of insurance owned or held by the Company and each of its Subsidiaries, copies of which have previously been made available to Parent.  All such policies are in full force and effect, all premiums due and payable have been paid, and no written notice of cancellation or termination has been received with respect to any such policy.  No insurer has advised the Company or any of its Subsidiaries that it intends to reduce coverage or materially increase any premium under any such policy, or that coverage is not available (or that it will contest coverage) for any material claim made against the Company.

4.19           Vote Required.  The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is the only vote of the holders of any class or series of capital stock or other Equity Securities of the Company necessary to adopt this Agreement and the transactions contemplated hereby, including the Merger (the “Company Stockholder Approval”).

4.20           Transactions with Affiliates.  Section 4.20 of the Company Disclosure Schedule describes any material transactions or relationships between the Company and any (a) executive officer or director of the Company or any of such executive officer’s or director’s immediate family members, (b) owner of more than five percent (5%) of the voting power of the outstanding capital stock of the Company or (c) to the knowledge of the Company, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than the Company) in each of the case of (a), (b) or (c) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

4.21           Certain Liabilities.  Except as set forth on Section 4.21 of the Company Disclosure Schedule, the Company has no current liabilities, outstanding debt, or payments owed to third parties in excess of $2,000.Parent acknowledges that after Effective Date and before Closing, Company, as part of its normal business operations, will incur current liabilities that are different from the schedule provided in Section 4.21 of the Company Disclosure Schedule. An updated Section 4.21 of Company Disclosure Schedule will be provided to Parent prior to Closing.

4.22           No Other Representations or Warranties.  Except for the representations and warranties contained in this Article 4 or in any certificates delivered by the Company in connection with the Closing, the Parent acknowledges that the Company nor any person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent in connection with the transactions contemplated by this Agreement.  The Company  nor any other person will have or be subject to any liability or indemnification obligation to the Parent or any other person resulting from the distribution to the Parent, or the Parent’s use of, any such information, including any information, documents, projections, forecasts or other material made available to the Parent in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in this Article 4 or in a certificate delivered by the Company in connection with the Closing.  Notwithstanding the foregoing or any other provision of this Agreement or otherwise, nothing herein shall relieve the Company or any other person from liability for fraud.

COVENANTS

5.1           Conduct of Business by Parent Pending the Closing.  Parent agrees that, between the Agreement Date and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, except as set forth in Section 5.1 of the Parent Disclosure Schedule or as specifically permitted by any other provision of this Agreement, unless previously approved in writing by the Company, Parent will, and will cause each of its Subsidiaries to conduct its operations only in the ordinary and usual course of business consistent with past practice.  Without limiting the foregoing, and as an extension thereof, except as set forth in Section 5.1 of the Parent Disclosure Schedule or as specifically permitted by any other provision of this Agreement, Parent shall not (unless required by applicable Law), and shall not permit any of its Subsidiaries to, between the Agreement Date and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, directly or indirectly, do, or agree to do, any of the following unless previously approved in writing by the Company:

(a)           amend or otherwise change its certificate of incorporation or by-laws or equivalent organizational documents;

(b)           sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including Intellectual Property) of Parent or any of its Subsidiaries, except pursuant to existing Contracts or commitments, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice;

(c)           declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock (other than dividends paid by a wholly-owned Subsidiary of Parent to Parent or to any other wholly-owned Subsidiary of Parent) or enter into any agreement with respect to the voting of its capital stock or grant any Parent Options;

(d)           issue, grant, sell, reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, other Equity Interests or other securities (other than in connection with the termination of an employee pursuant to existing repurchase rights or the exercise any currently outstanding options or warrants);

(e)           acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

(f)           except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the Agreement Date as disclosed in Section 3.11(b) of Parent Disclosure Schedule: (A) increase the compensation or benefits payable or to become payable to its directors, officers or employees; (B) grant or modify any rights to severance change-in-control or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Parent or any of its Subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law; or (C) take any affirmative action to amend or waive any performance or vesting criteria, accelerate vesting, exercisability or funding or exercise any discretion under any Parent Benefit Plan;

(g)           (A) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice, (B) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, or (C) delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

(h)           make any change in accounting policies or procedures, except as required by GAAP or by a Governmental Entity;

(i)           waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

(j)           change its method of accounting, make any material tax election, settle or compromise any material liability for Taxes, amend any material Tax Return or file any refund for a material amount of Taxes;

(k)           take, or agree to take, any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(l)           modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which Parent is a party;

(m)           take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger set forth in Article VI not being satisfied except to the extent contemplated by, and in accordance with, Section 5.5 of this Agreement; or

(n)           authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

Notwithstanding the foregoing, Parent shall be able to issue and sell additional shares of Parent Common Stock as well as pay costs and fees associated with raising equity prior to Closing in order to comply with the requirements of Section 6.3(e) of this Agreement.

5.2           Conduct of Business by the Company Pending the Closing.  The Company agrees that, between the Agreement Date and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, except as set forth in Section 5.2 of the Company Disclosure Schedule or as specifically permitted by any other provision of this Agreement, unless previously approved in writing by Parent, the Company will conduct its operations only in the ordinary and usual course of business consistent with past practice.  Without limiting the foregoing, and as an extension thereof, except as set forth in Section 5.2 of the Company Disclosure Schedule or as specifically permitted by any other provision of this Agreement, the Company shall not (unless required by applicable Law), between the Agreement Date and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, directly or indirectly, do, or agree to do, any of the following unless previously approved in writing by Parent:

(a)           amend or otherwise change its certificate of incorporation or by-laws or equivalent organizational documents;

(b)           sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including Intellectual Property) of the Company or any of its Subsidiaries, except pursuant to existing Contracts or commitments or the sale or purchase of goods of the licensing of its products in the ordinary course of business consistent with past practice, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice;

(c)           declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock (other than dividends paid by a wholly-owned Subsidiary of the Company to the Company or to any other wholly-owned Subsidiary of the Company) or enter into any agreement with respect to the voting of its capital stock or grant any Company Options;

(d)           issue, grant, sell, reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, other Equity Interests or other securities (other than in connection with the termination of an employee pursuant to existing repurchase rights or the exercise any currently outstanding options or warrants);

(e)           acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

(f)           except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the Agreement Date as disclosed in Section 4.11(b) of the Company Disclosure Schedule: (A) increase the compensation or benefits payable or to become payable to its directors, officers or employees; (B) grant or modify any rights to severance, change-in-control or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any of its Subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law; or (C) take any affirmative action to amend or waive any performance or vesting criteria, accelerate vesting, exercisability or funding or exercise any discretion under any Company Benefit Plan;

(g)           (A) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice and in accordance with their terms, (B) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, or (C) delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

(h)           make any change in accounting policies or procedures, except as required by GAAP or by a Governmental Entity and except to the extent required to comply with Section 5.17 of this Agreement;

(i)           waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

(j)           change its method of accounting, make any material tax election, settle or compromise any material liability for Taxes, amend any material Tax Return or file any refund for a material amount of Taxes;

(k)           take, or agree to take, any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(l)           modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which the Company is a party;

(m)           take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger set forth in Article VI not being satisfied except to the extent contemplated by, and in accordance with, Section 5.5 of this Agreement; or

(n)           authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

5.3           Stockholder Approval

(a)            Company Stockholder Approval.  The Company shall use its reasonable best efforts to obtain and deliver to Parent, prior to the Closing Date, written consents of the stockholders of the Company, pursuant to the requirements of Delaware Law, constituting approval and adoption of the Company Stockholder Approval (the “Company Stockholder Written Consents”).  Subject to the provisions of Section 5.5 of this Agreement, the Company Board shall recommend adoption of this Agreement by the Company’s stockholders (the “Company Recommendation”) and shall not withdraw or adversely modify (or propose to withdraw or adversely modify) such recommendation.

(b)           Parent Stockholder Approval.  Parent shall use its reasonable best efforts to obtain and deliver to Company, prior to the Closing Date, written consents of the stockholders of the Parent, pursuant to the requirements of Nevada Law, constituting approval and adoption of the Parent Stockholder Approval (the “Parent Stockholder Written Consents”).  Subject to the provisions of Section 5.5 of this Agreement, the Parent Board shall recommend adoption of this Agreement by Parent’s stockholders (the “Parent Recommendation”) and shall not withdraw or adversely modify (or propose to withdraw or adversely modify) such recommendation.

5.4           Access to Information; Confidentiality.  Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which Parent or the Company or any of their respective Subsidiaries is a party (which such person shall use commercially reasonable efforts to cause the counterparty to waive), from the Agreement Date to the Effective Time, Parent and the Company shall, and shall cause each of its Subsidiaries and each of their respective directors, officers, employees, accountants, consultants, legal counsel, investment bankers, advisors, and agents and other representatives (collectively, “Representatives”) to (a) provide to the other party and its respective Representatives access during normal business hours and upon reasonable prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its Subsidiaries and to the books and records thereof and (b) subject to applicable Laws relating to the exchange of information, furnish promptly such information concerning the business, properties, Contracts, assets, liabilities, personnel and other aspects of itself and its Subsidiaries as the other party and its Representatives may reasonably request.  .  With respect to the information disclosed pursuant to this Section 5.4, the parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under that certain Joint Nondisclosure Agreement, dated January 18, 2011, previously executed by Parent and the Company (the “Confidentiality Agreement”).

5.5           No Solicitation of Transactions

(a)           The Parent and Company each agrees that neither it nor any of its Subsidiaries shall, and that it shall ensure that its and its Subsidiaries’ Representatives do not, directly or indirectly: (i) initiate, solicit, induce, knowingly encourage or take any other action designed to, or which could reasonably be expected to, facilitate, an Acquisition Proposal or Acquisition Inquiry or the making, submission or announcement of, any Acquisition Proposal or Acquisition Inquiry, (ii) furnish to any person any nonpublic information in connection with or in response to any Acquisition Proposal or Acquisition Inquiry, (iii) participate or engage in discussions or negotiations with any person with respect to any Acquisition Proposal or Acquisition Inquiry, except to notify such person as to the existence of these provisions of Section 5.5(a), (iv) approve, endorse or recommend any Acquisition Proposal or Acquisition Inquiry, or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Proposal or Acquisition Inquiry. Without limiting the foregoing, the parties agree that any violation of the restrictions set forth in this Section 5.5(a) by any Representative of  the Parent or Company or any of its respective Subsidiaries, whether or not such person is purporting to act on behalf of such party, shall constitute a breach of this Section 5.5(a).  For purposes of this Agreement, a Representative shall be deemed to have breached this Section 5.5(a) if such Representative takes any action that would constitute a breach by the Parent or Company of this Section 5.5(a) were such party to take such action directly.  Parent or Company shall immediately terminate, and shall cause its Subsidiaries and its Subsidiaries’ Representatives to immediately terminate, all discussions or negotiations, if any, with any third party with respect to, or any that could reasonably be expected to lead to or contemplate the possibility of, an Acquisition Proposal or Acquisition Inquiry.

            (b)             Notwithstanding the foregoing, at any time prior to obtaining Parent Stockholder Approval or  Company Stockholder Approval, in response to a bona fide unsolicited written Takeover Proposal that the Board of Directors of Parent or Company, as applicable, determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) (i) constitutes or is reasonably likely to lead to a Superior Proposal and (ii) that the failure to take the actions described in clauses (x) and (y) below would be inconsistent with the Board of Directors’ fiduciary duties under applicable Law, and which Takeover Proposal was made after the date of this Agreement and did not otherwise result from a knowing or intentional breach of this Section 5.5, the Parent or Company, as applicable, may, subject to compliance with this Section 5.5(b), (x) furnish information with respect to the Parent or the Company, as applicable, to the person making such Takeover Proposal (and its representatives) (provided that all such information has previously been provided to Parent or Company, as applicable, or is provided to Parent or the Company, as applicable, prior to or substantially concurrently with the time it is provided to such person) pursuant to a customary confidentiality agreement, and (y) participate in discussions regarding the terms of such Takeover Proposal and the negotiation of such terms with, and only with, the person making such Takeover Proposal (and such person’s representatives); provided, that the Parent or Company, as applicable, shall give written notice to Parent or Company, as applicable, after any such determination by the Board of Directors of the Parent or Company, as applicable, and prior to taking any of the actions described in the foregoing clauses (x) and (y).  Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 5.5 by any representative of the Parent or the Company, as applicable, or any of its affiliates shall constitute a breach of this Section 5.5 by the Parent or the Company, as applicable.

                  (c)           Neither the Parent Board or Company Board nor any committee thereof shall withdraw, modify or amend, or formally propose to withdraw, modify or amend, in a manner adverse to the other party hereto, the Parent Recommendation or Company Recommendation, as applicable.  Notwithstanding the foregoing, and other than in connection with a Takeover Proposal, if the Board of Directors of Parent or Company, as applicable, determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law, the Board of Directors of the Parent or Company, as applicable, may make a Parent or Company adverse recommendation change; provided, that the Parent or Company, as applicable, has provided Parent or Company, as applicable, five business days’ prior written notice advising Parent that it intends to take such action and specifying, in reasonable detail, the reasons for such action.

                     (d)             Notwithstanding the foregoing if the Board of Directors of the Parent or Company, as applicable, determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) that (i) an unsolicited bona fide written Takeover Proposal made after the date of this Agreement and not the result of a breach of this Section 5.5 constitutes a Superior Proposal and (ii) the failure to approve or recommend such Superior Proposal would be inconsistent with its fiduciary duties under applicable Law, the Board of Directors of the Parent or Company, as applicable, may, subject to compliance with this Section 5.5(d), cause the Parent or Company, as applicable, to terminate this Agreement in order to enter into a definitive agreement relating to such Takeover Proposal that constitutes a Superior Proposal after paying the Parent Termination Fee or Company Termination Fee, as applicable, in accordance with Section 7.2.  The Parent or Company, as applicable, shall provide Parent or Company, as applicable, with five business days’ prior written notice advising Parent or Company, as applicable. that it intends to take such action and specifying, in reasonable detail, the reasons for such action (a “Notice of Superior Proposal”).  A Notice of Superior Proposal shall advise Parent or Company, as applicable, that the Board of Directors of the Parent or Company, as applicable, has received a Superior Proposal and shall include any information and materials  that have not yet been provided to Parent or Company, as applicable, (including the most recent version of any written agreement relating to the transaction that constitutes a Superior Proposal or, if no such written agreement exists, a written summary of the material terms and conditions of such Superior Proposal).  If Parent or Company, as applicable,, within five business days following its receipt of a Notice of Superior Proposal (the “Notice Period”), makes an offer that, as determined in good faith by the Board of Directors of the Parent or Company, as applicable, (after consultation with outside counsel and a financial advisor of nationally recognized reputation) results in the applicable Takeover Proposal no longer being a Superior Proposal, then the Parent and Company, as applicable, shall have no right to terminate this Agreement pursuant to Section 7.1(g) as a result of such Takeover Proposal.  If Parent or Company, as applicable, shall not have made such an offer within the Notice Period, then, within five business days following the expiration of such Notice Period, the Board of Directors of the Parent or Company, as applicable, may cause the Parent or Company, as applicable, to terminate this Agreement pursuant to Section 7.1(g) in order to enter into a definitive agreement relating to such Takeover Proposal that constitutes a Superior Proposal after paying the Parent Termination Fee or Company Termination Fee, as applicable, in accordance with Section 7.2.  During the Notice Period, the Parent or Company, as applicable, shall and shall cause its representatives, including its financial advisors and outside counsel, to negotiate in good faith with Parent or Company, as applicable, and its representatives with respect to any offer from Parent or Company, as applicable.

(e)           Parent and the Company agree not to release or permit the release of any person from, or to waive or permit the waiver of any provision of, any confidentiality, non-solicitation, no hire, “standstill” or similar Contract to which Parent or the Company or any of its Subsidiaries is a party or under which Parent or the Company or any of its Subsidiaries has any rights, and will use its commercially reasonable efforts to cause each such agreement to be enforced at the request of the other party.

5.6           Appropriate Action; Consents; Filings

(a)           Subject to Section 5.5 of this Agreement, Parent and the Company shall use their commercially reasonable efforts to (A) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, (B) obtain from any Governmental Entity any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their respective Subsidiaries, or to avoid any action or proceeding by any Governmental Entity, in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, including, without limitation, the Merger, and (C) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (x) the Securities Act and the Exchange Act, and any other applicable federal or state securities Laws, and (y) any other applicable Law; provided, that Parent and the Company shall cooperate with each other in connection with the making of all such filings, including, if requested, by providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith; provided, that nothing in this Section 5.6(a) shall require the expenditure of money by the Company or Parent to a third party in exchange for any such consent (other than nominal filing or processing fees).  Parent and the Company shall use commercially reasonable efforts to furnish to each other all information required for any application or other filing under the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement.

(b)           Parent and the Company shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, all commercially reasonable efforts to obtain any third party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement, (B) required to be disclosed in Parent Disclosure Schedule or the Company Disclosure Schedule, as applicable, or (C) required to prevent a Material Adverse Effect with respect to Parent or the Company from occurring prior to or after the Effective Time.  In the event that either party shall fail to obtain any third party consent described in the first sentence of this Section 5.6(b), such party shall use all commercially reasonable efforts, and shall take any such actions reasonably requested by the other party hereto, to minimize any adverse effect upon Parent and the Company, their respective Subsidiaries, and their respective businesses resulting, or which could reasonably be expected to result after the Effective Time, from the failure to obtain such consent.

5.7           Certain Notices.  From and after the Agreement Date until the Effective Time, each party hereto shall promptly notify the other party hereto of (A) the occurrence, or non-occurrence, of any event that would be likely to cause any condition to the obligations of any party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied, or (B) the failure of Parent or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement which would reasonably be expected to result in any condition to the obligations of any party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied.

5.8           Public Announcements.  The press release announcing the execution of this Agreement shall be issued in the form as has been mutually agreed upon by Parent and the Company and each of Parent and the Company shall consult with, and obtain the consent of, the other party (which shall not be unreasonably withheld or delayed) before issuing any other press release or otherwise making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement prior to consulting with and obtaining the prior consent of the other party (which shall not be unreasonably withheld or delayed); provided, that a party may, without consulting with or obtaining the prior consent of the other party, issue such press release or make such public statement as may be required by applicable Law or, in the case of Parent, by any listing agreement with a national securities exchange or automated quotation system to which it is a party, if such party has used commercially reasonable efforts to consult with the other party and to obtain such other party’s consent, but has been unable to do so in a timely manner.

5.9           Employee Benefit and Section 16 Matters

(a)           Section 16 Matters.  Prior to the Effective Time, each of Parent and the Company shall cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

(b)           (i) Prior to the Closing, Parent shall enter into an employment agreement with the key employees of the Company and its Subsidiaries set forth on Schedule 5.9(b)(i) and the key employees of Parent and its Subsidiaries set forth on Schedule 5.9(b)(ii), to be effective at Closing, and (ii) effective at the Closing, employ all the other employees of the Company or any Subsidiary of the Company prior to the Effective Time and as agreed by such employees, provide each of them with the same salary, bonus and benefits as he or she receives from the Company prior to the Effective Time.

(c)            Prior to Closing, Parent will enter into an employee stock option plan such that the conversion of the outstanding Company options into Parent options will qualify under Section 424 of the Internal Revenue Code.

(d)           Employees of the Company or any Subsidiary of the Company who become employees of Parent or a Subsidiary of the Parent (including the Company as the Surviving Corporation in the Merger) after the Effective Time shall continue to be eligible to participate and accrue their benefits under Company Benefit Plans, if available.

(e)           The parties hereto acknowledge and agree that all provisions contained in this Section 5.9 with respect to employees are included for the sole benefit of the respective parties hereto and shall not create any right (i) in any other person, including, without limitation, any employees, former employees, any participant in any Company Benefit Plan or Parent Benefit Plan or any beneficiary thereof or (ii) to continued employment with Parent or the Company, unless such right is separately agreed upon in an employment agreement.  After the Effective Time, nothing contained in this Section 5.9 shall interfere with Parent’s right to amend, modify or terminate any Parent Benefit Plan or to terminate the employment of any employee of Parent or the Company for any reason.

5.10           Indemnification of Directors and Officers

(a)           The Company, Merger Sub and Parent agree that the indemnification and exculpation obligations set forth in the Company Certificate and Company By-laws existing in favor of those persons who are directors and officers of the Company as of the Effective Time for their acts and omissions as directors and officers thereof prior to the Effective Time, shall survive the Merger and be honored and in full force and effect by Parent and Merger Sub to the fullest extent permitted by Delaware Law for a period of six years from Effective Time.

(b)           Parent shall use its commercially reasonable efforts to provide to the Company’s directors and officers insurance and an indemnification policy within six months of the Effective Time (the “D&O Insurance”). The term of such D&O Insurance shall be for six years from the date obtained. (c)From and after the Effective Time, Parent and the Surviving Corporation also agree to indemnify and hold harmless the present and former officers and directors of the Company in respect of acts or omissions occurring prior to the Effective Time to the extent provided in any written indemnification agreements listed in Section 5.10(c) of the Company Disclosure Schedule between the Company and such officers and directors.

5.11           Takeover Statutes. If any anti-takeover, control share acquisition, fair price, moratorium or other similar statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of Parent and the Company and their respective Boards of Directors shall grant such approvals and take such lawful actions as are necessary to ensure that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise take such lawful actions to eliminate or minimize the effects of such statute and any regulations promulgated thereunder on such transactions.

5.12           Reorganization. It is the intent of all parties hereto that the Merger be treated as a “reorganization” within the meaning of Section 368(a) of the Code.  The parties hereto adopt this Agreement as a “plan or reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).  Notwithstanding anything herein to the contrary, each of Merger Sub, Parent and the Company shall use commercially reasonable efforts to cause the Merger to qualify, and will not take any actions, or fail to take any action, which could reasonably be expected to prevent the Merger from qualifying as a reorganization under the provisions of Section 368(a) of the Code.  Merger Sub, Parent, the Company and the Surviving Corporation shall report, to the extent required or permitted by the Code or the regulations thereunder, the Merger for United States federal income tax purposes as a reorganization within the meaning of Section of 368(a) of the Code and shall file all Tax Returns consistent with the foregoing and shall not take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such treatment unless required to do so by applicable law.  Parent and the Company will each make available to the other party and their respective legal counsel copies of all Tax Returns requested by the other party.

5.13           Transfer Taxes.  Parent will pay all federal, state and local sales, stamp, documentary, recording, value added, registration, conveyance and real estate and other transfer Taxes, if any, due as of the Closing Date as a result of the transactions contemplated by this Agreement whether imposed by law on Parent, Company or holders of Company Common Stock or Company options (collectively, “Transfer Taxes”).  Parent will timely file the necessary documentation and Tax Returns with respect to any Transfer Taxes and, upon request, will furnish proof of filing (and payment) to the other party or holders of Company Common Stock or Company options, as applicable.

5.14           Form S-8.  Parent agrees to file a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Company Options promptly, but in no event later than thirty (30) days, following the Effective Time and shall maintain the effectiveness of such registration statement thereafter for so long as any such Company Options remain outstanding.

5.15           Updates and Information.  Each of the parties agrees to inform the other as to the status of satisfying the conditions to Closing, so as the other party is current as to such information.

5.16           Reserved

5.17           Audited Financial Statements of the Company.  At the Closing Date, the Company shall deliver to Parent audited financial statements (including the notes thereto) of the Company for the years ended December 31, 2009 and 2010 (the “Audited Financial Statements”).  The Audited Financial Statements shall be prepared in accordance with GAAP (except as may be indicated in the notes thereto) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company as of the respective dates thereof and for the respective periods indicated therein, and be substantially consistent with the unaudited financial statements set forth in Sections 4.7(a) and (b).

5.18           Charter Amendment.   Prior to or immediately following the Closing Date Parent shall, and the other parties shall use their reasonable best efforts to assist Parent to file an information statement with the SEC for the purpose of effecting an amendment to the Parent Certificate to increase the number of authorized shares of capital stock to 250,000,000 authorized shares and change the name of Parent to “MB Pringo Corporation” (the “Charter Amendment”), and to cause the directors of Parent to be those individuals identified on Annex C to this Agreement.  Parent shall effect the Charter Amendment as soon as practicable after the information statement becomes definitive.

5.19           Pooling Agreement.  The shareholders of the company (“Company Shareholders”) and the shareholders of Parent (“Parent Shareholders”) collectively agree to enter into an agreement (the “Pooling Agreement”) at Closing.  An example of such Pooling Agreement is attached here as Exhibit A.

5.20  Parent Buy-back of Shares.  After the computation of the Exchange ratio and immediately following the Effective Time Parent shall repurchase from Walter Kostiuk 3,000,000 shares of Parent Common Stock at a purchase price of $0.0001 per share.

5.21           Due Diligence.  (a)  Due Diligence by the Company. The Company shall have ten (10) calendar days from the date of this Agreement to complete its due diligence of Parent and its Subsidiaries (the “Company’s Diligence Period”) and notify Parent in writing of a material breach of the agreement by Parent. Parent will have 30 days from the date of the notice to cure such breach. If such breach is not curable or Parent is unable to cure the breach within 30 days, the Company may terminate the Agreement. If the Company terminates the Agreement based on an unresolved material breach of the Agreement by Parent during the Company’s Diligence Period pursuant to the terms of this Section 5.21 then the Company shall not be obligated to pay Parent the Company Termination Fee or the Parent Expense Fee; provided, however, that the Company shall be obligated to pay Parent all costs and expenses incurred by Parent in connection with the Company’s Audited Financial Statements.  Notwithstanding the foregoing, if the Agreement is terminated during the Company’s Diligence Period by Parent pursuant to Section 7.1(d), 7.1(g),  or Section 7.1(f) (other than with respect to Section 3.14 insofar as it relates to a suit, claim, action, proceeding or investigation instituted or threatened after the Agreement Date), then the Company shall be obligated to pay Parent the Company Termination Fee and Parent Expense Fee.  If the Company terminates the Agreement between the end of the Company’s Diligence Period and the Outside Date then the Company shall be obligated to pay the Company Termination Fee and Parent Expense Fee.  Notwithstanding the foregoing, the Company may terminate the Agreement  in accordance with the provisions of Section 7.1(a), Section 7.1(b) or Section 7.1(c) without paying the Company Termination Fee or Parent Expense Fee.

(b)           Due Diligence by the Parent.  Within ten (10) calendar days of the date of this Agreement (the “Ten Day Period”) the Company shall provide to Parent all material documents, agreements, and other information in connection with Company’s Representations and Warranties.  If the Company fails to provide such documentation within the Ten Day Period, Parent may terminate this Agreement without penalty and the Company shall be obligated to pay Parent all costs and expenses incurred by Parent in connection with the Company’s Audited Financial Statements.  Parent shall have up to 21 calendar days from the date that the Company has informed Parent in writing that the Company has provided to Parent all due diligence information described in the first sentence of this Section 5.21(b) to complete its due diligence of the Company and its Subsidiaries (the “Parent’s Diligence Period”).  Parent may terminate the Agreement without penalty during Parent’s Diligence Period if Parent uncovers information that, should the merger take place, would have a Material Adverse Effect on Parent’s business.  If Parent terminates the Agreement during the Parent’s Diligence Period after uncovering information that, should the merger take place, would have a Material Adverse Effect on Parent’s business, then the Company shall be obligated to pay Parent all costs and expenses incurred by Parent in connection with the Company’s Audited Financial Statements and the Parent shall not be obligated to pay the Company the Parent Termination Fee or the Company Expense Fee.  Notwithstanding the foregoing, if the Agreement is terminated during the Parent’s Diligence Period by the Company pursuant to Section 7.1(d), 7.1(g), or Section 7.1(e) (other than with respect to Section 4.14 insofar as it relates to a suit, claim, action, proceeding or investigation instituted or threatened after the Agreement Date), then Parent shall be obligated to pay the Company the Parent Termination Fee and Company Expense Fee.  If Parent terminates the Agreement between the end of the Parent’s Diligence Period and the Outside Date then the Parent shall be obligated to pay the Parent Termination Fee and Company Expense Fee.  Notwithstanding the foregoing, Parent may terminate the Agreement in accordance with the provisions of Section 7.1(a), Section 7.1(b) or Section 7.1(c) without paying the Parent Termination Fee or Company Expense Fee.

CLOSING CONDITIONS

6.1           Conditions to Obligations of Each Party Under This Agreement.  The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable Law:

(a)           Stockholder Approval.  The Parent Stockholder Approval and Company Stockholder Approval shall have been obtained.

(b)           No Order.  No Governmental Entity, nor any federal or state court of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or arbitration award or finding or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger or any other transactions contemplated in this Agreement.

(c)           Consents and Approvals.  All material consents, approvals and authorizations of any Governmental Entity required of the Company, Parent or any of their Subsidiaries shall have been obtained.

6.2           Additional Conditions to Obligations of Parent and Merger Sub.  The obligations of Parent and Merger Sub to effect the Merger and the other transactions contemplated herein are also subject to the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company contained in Article IV of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) at and as of the date of this Agreement and the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) would not, individually or in the aggregate, have a Material Adverse Effect.  Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to that effect.

(b)           Agreements and Covenants.  The Company shall have performed or complied in all material respects with all agreements and covenants required by Article V of this Agreement to be performed or complied with by it on or prior to the Effective Time.  Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to that effect.

(c)           Consents and Approvals.  All material consents, approvals and authorizations of any person other than a Governmental Entity required to be set forth in Section 3.5 or Section 4.5 or the related sections of the Parent Disclosure Schedule or the Company Disclosure Schedule, as applicable, shall have been obtained.

(d)           Audited Financial Statements of the Company

.  At closing the Company shall deliver to Parent the Audited Financial Statements in accordance with Section 5.17 of this Agreement.

(e)           Material Adverse Effect.  Since the Agreement Date, there shall not have occurred any Material Adverse Effect with respect to the Company. Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to that effect.

6.3           Additional Conditions to Obligations of the Company.  The obligation of the Company to effect the Merger and the other transactions contemplated herein are also subject to the following conditions:

(a)           Representations and Warranties.  The representations and warranties of Parent and Merger Sub contained in Article III of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) at and as of the date of this Agreement and the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) would not, individually or in the aggregate, result in a Material Adverse Effect.  The Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect.

(b)           Agreements and Covenants.  Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by Article V of this Agreement to be performed or complied with by each of them on or prior to the Effective Time.  The Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect.

(c)           Consents and Approvals.  All material consents, approvals and authorizations of any person other than a Governmental Entity required to be set forth in Section 3.5 or Section 4.5 or the related sections of the Parent Disclosure Schedule or the Company Disclosure Schedule, as applicable, shall have been obtained.

(d)           Material Adverse Effect.  Since the Agreement Date, there shall not have occurred any Material Adverse Effect with respect to Parent.  The Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect.

(e)           Cash on hand.  At the Effective Date, Parent will have a minimum of cash of at least $1,000,000 in excess of its then outstanding current and long term liabilities, excluding the costs and expenses incurred by Parent in connection with the Company’s Audited Financial Statements.

TERMINATION, AMENDMENT AND WAIVER

7.1           Termination.  This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

(a)           By mutual written consent of the Company and Parent, by action of their respective Boards of Directors;

(b)           By either Parent or the Company if the Merger shall not have been consummated prior to ninety (90) days after the date of this Agreement (such date, the “Outside Date”); provided, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Outside Date;

(c)           By either Parent or the Company if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable (which order, decree, ruling or other action the parties shall have used their commercially reasonable efforts to resist, resolve or lift, as applicable);

(d)           By either Parent or the Company if the other party shall have materially breached its obligations under Section 5.5;

(e)           By the Company, if it is not in material breach of its obligations under this Agreement, and if (i) at any time that any of the representations and warranties of Parent or Merger Sub herein become untrue or inaccurate such that Section 6.3(a) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(e)) or (ii) there has been a breach on the part of Parent or Merger Sub of any of their respective covenants or agreement contained in this Agreement such that Section 6.3(b) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(e)), and such breach (if curable) has not been cured within 60 days after notice to Parent;

(f)           By Parent, if it is not in material breach of its obligations under this Agreement, and if (i) at any time that any of the representations and warranties of the Company herein become untrue or inaccurate such that Section 6.2(a) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(f)) or (ii) there has been a breach on the part of the Company of any of its covenants or agreement contained in this Agreement such that Section 6.2(b) would not be satisfied (treating such time as if it were the Effective Time for purposes of this Section 7.1(f)), and such breach (if curable) has not been cured within 60 days after notice to the Company.

(g)           By either Parent or Company pursuant to Section 5.5(d).

(h)           By either Parent or Company pursuant to Section 5.21.

7.2           Effect of Termination

(a)           Limitation on Liability.  In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the Company or Parent or their respective Subsidiaries, officers or directors except with respect to Section 5.4, Section 5.8, this Section 7.2 and Article VIII and with respect to any liabilities or damages incurred or suffered by a party as a result of fraud or the willful and material breach by the other party of any provision of this Agreement.

(b)           Parent Termination Fee.  Parent shall pay to the Company a termination fee (the “Parent Termination Fee”) of $100,000 as liquidated damages and in addition shall reimburse the Company for all Expenses incurred by the Company in connection with the entering into this Agreement and the carrying out of any and all acts contemplated hereunder, up to an aggregate maximum amount of $100,000 (the “Company Expense Fee”) in the event that this Agreement is terminated as follows: (i) if the Company shall terminate this Agreement pursuant to Section 7.1(d), 7.1(g), or 7.1(e) (other  than because a representation or warranty of the Parent became untrue between the date hereof and the Closing as the result of an event or condition over which the Parent was unable, in the exercise of its reasonable commercial efforts, to exercise control or because of a breach of a covenant or agreement of the Parent that the Parent was unable to prevent in the exercise of its reasonable commercial efforts); or (ii) if either party shall terminate this Agreement pursuant to Section 7.1(b) and, at any time after the Agreement Date and before the termination of this Agreement, an Acquisition Proposal with respect to Parent shall have been publicly made, proposed or communicated and not withdrawn.  Any Parent Termination Fee payable under this provision shall be payable as liquidated damages to compensate the Company for the damages the Company will suffer if this Agreement is terminated in the circumstances set forth in this Section 7.2(b), which damages cannot be determined with reasonable certainty.  It is specifically agreed that any Parent Termination Fee to be paid pursuant to this Section 7.2(b) represents liquidated damages and not a penalty.

(c)           Company Termination Fee.  The Company shall pay to Parent a termination fee (the “Company Termination Fee”) of $100,000 as liquidated damages and in addition shall reimburse Parent for all Expenses incurred by Parent in connection with the entering into this Agreement and the carrying out of any and all acts contemplated hereunder, up to an aggregate maximum amount of $100,000 (the “Parent Expense Fee”) in the event that this Agreement is terminated as follows: (i) if Parent shall terminate this Agreement pursuant to Section 7.1(d), 7.1(g), or 7.1(f) (other  than because a representation or warranty of the Company became untrue between the date hereof and the Closing as the result of an event or condition over which the Company was unable, in the exercise of its reasonable commercial efforts, to exercise control or because of a breach of a covenant or agreement of the Company that the Company was unable to prevent in the exercise of its reasonable commercial efforts); or (ii) if (A) either party shall terminate this Agreement pursuant to Section 7.1(b) and, at any time after the Agreement Date and before the termination of this Agreement, an Acquisition Proposal with respect to the Company shall have been made, proposed or communicated and not withdrawn and (B) within twelve months following the termination of this Agreement, the Company consummates any Acquisition Proposal or enters into an agreement, understanding (including a letter of intent) with respect to any Acquisition Proposal which is subsequently consummated.  Any Company Termination Fee payable under this provision shall be payable as liquidated damages to compensate Parent for the damages Parent will suffer if this Agreement is terminated in the circumstances set forth in this Section 7.2(c), which damages cannot be determined with reasonable certainty.  It is specifically agreed that any Company Termination Fee to be paid pursuant to this Section 7.2(c) represents liquidated damages and not a penalty.

(d)           All Payments.  Any payment required to be made pursuant to Section 7.2(b)(i) or 7.2(c)(i) shall be made not later than two business days after the date of termination.  Any payment required to be made pursuant to Section 7.2(b)(ii) or 7.2(c)(ii) shall be made not later than two business days after the consummation of an Acquisition Proposal.  In no event shall more than one Parent Termination Fee, Parent Expense Fee, Company Termination Fee or Company Expense Fee be made.  In no event shall Parent be required to pay the Parent Termination Fee or Parent Expense Fee nor shall the Company be required to pay the Company Termination Fee or Company Expense Fee if, immediately prior to the termination of this Agreement, the entity otherwise entitled to receive such fee was in material breach of its obligations under this Agreement.  All payments under Section 7.2 shall be made by wire transfer of immediately available funds to an account designated by the party entitled to receive payment.  Parent and the Company acknowledge that the agreements contained in Section 7.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, neither Parent nor the Company would enter into this Agreement.  Accordingly, if either party fails promptly to pay any amount due pursuant to this Section 7.2 and, in order to obtain such payment, Parent or the Company, as applicable, commences a suit which results in a judgment against the other party for the fee set forth in this Section 7.2, such defaulting party shall pay to the prevailing party its costs and Expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.  The parties hereto acknowledge and agree that in the event that the Parent Termination Fee or the Company Termination Fee becomes payable and is paid by the Company or Parent, as the case may be, pursuant to this Section 7.2, the right to receive such amount shall constitute such party’s sole and exclusive remedy under this Agreement other than with respect to fraud or the willful and material breach of this Agreement; provided, that acceptance by such party of such amount required to be paid pursuant to this Section 7.2 shall constitute such party’s sole and exclusive remedy for any breach of this Agreement, including with respect to any breach of Section 5.5.

7.3           Amendment.  To the extent permitted by applicable Law, this Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, and to the extent that such amendment affects the rights, obligations or duties of the Company Stockholders, the Company Stockholders; provided, that after any such approval, no amendment shall be made that by Law requires further approval by Parent’s or the Company’s stockholders, as the case may be, without such further approval.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

7.4           Waiver.  At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other party with any of the agreements or conditions contained herein; provided, that after any approval of the transactions contemplated by this Agreement by the stockholders of the Company, there may not be, without further approval of such stockholders, any extension or waiver of this Agreement or any portion thereof which, by Law that requires further approval by such stockholders.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

7.5           Expenses.  Except as otherwise explicitly set forth in Section 7.2, all Expenses incurred by the parties hereto shall be borne solely and entirely by the party which has incurred the same.

GENERAL PROVISIONS

8.1           Non Survival of Representations, Warranties and Agreements.  This Article VIII and the agreements of the Company, Parent and Merger Sub contained in Sections 1.5 (Directors; Officers), 5.10 (Employee Benefit and Section 16 Matters) and 5.11 (Indemnification of Directors and Officers) shall survive the consummation of the Merger. This Article VIII and the agreements of the Company, Parent and Merger Sub contained in Sections 7.2 (Effect of Termination) and the Confidentiality Agreement shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.

8.2           Notices.  Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile or electronic transmission (providing confirmation of transmission) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next business day if transmitted by national overnight courier, in each case as follows:

If to the Company, addressed to it at:

Pringo, Inc.11835 West Olympic Boulevard Suite 855
Los Angeles, CA 90064
Attention: Majid Abai, CEO
Facsimile No.: (310) 775-9717
Telephone No.: (310) 775-8077 ext. 222

with a copy to (which shall not constitute notice):

Parker, Milliken, Clark, O’Hara & Samuelian LLP
30th Floor
555 South Flower Street
Los Angeles, CA 90071
Attention: Christopher P. O’Connell
Facsimile No.: (213) 683-6669
Telephone No.: (213) 683-6678

If to Parent or Merger Sub, addressed to it at:

1990 Main Street, Suite 750
Sarasota, Florida 34236
Attention: Walter Kostiuk, CEO
Facsimile No.: (941) 309-5257
Telephone No.: (941) 309-5356

 with a copy to (which shall not constitute notice):

Anslow + Jaclin LLP
Attention: Gregg E. Jaclin
195 Route 9 South
Manalapan, New Jersey 07726
Facsimile No.: (732) 577-1188
Telephone No.: (732) 409-1212

8.3           Certain Definitions.  For purposes of this Agreement, the term:

“Acquisition Inquiry” means, with respect to the Company or Parent, an inquiry, indication or interest or request for nonpublic information that could reasonably be expected to lead to an Acquisition Proposal with respect to such party.

“Acquisition Proposal” means, with respect to the Company or Parent, any offer or proposal concerning any transaction (or series of related transactions) involving: (A) any merger, consolidation, business combination, or similar transaction involving such party, (B) any sale, lease, license or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of such party representing 20% or more of the consolidated assets of such party and its Subsidiaries, (C) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for such securities) representing 20% or more of the voting power of such party, (D) in which any person or “group” of persons (as defined in Section 13(d) of the Exchange Act) directly or indirectly acquires beneficial ownership, or the right to acquire beneficial ownership of 20% or more of the outstanding voting capital stock of such party, (E) any liquidation or dissolution of such party, or (F) any combination of the foregoing (other than the Merger).

“affiliate” means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Blue Sky Laws” means state securities or “blue sky” laws.

“business day” means any day other than a day on which the SEC shall be closed.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended as of the date hereof.

 “Company Total Fully Diluted Shares” means, as of immediately prior to the Effective Time, the sum of (i) the number of shares of Company Common Stock outstanding (whether or not subject to any restrictions or right of repurchase in favor of the Company), (ii) the number of shares of Company Common Stock into which any outstanding convertible or exchangeable securities (excluding the Company Options), if any, may be converted or exchanged and (iii) the number of shares of Company Common Stock issuable upon exercise of all outstanding Company Options (whether or not then exercisable, and regardless of the exercise price), but excluding for purposes of this calculation any shares of capital stock held in the treasury of the Company.

“Contracts” means any of the agreements, contracts, leases, powers of attorney, notes, loans, evidence of indebtedness, purchase orders, letters of credit, settlement agreements, franchise agreements, covenants not to compete, employment agreements, licenses, instruments, obligations, commitments, understandings, purchase and sales orders, quotations and other executory commitments to which any company is a party or to which any of the assets of the companies are subject, whether oral or written, express or implied.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

“DOL” means the U.S. Department of Labor.

“Environmental Laws” means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, treaty, writ or order and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree, judgment, stipulation, injunction, permit, authorization, policy, opinion, or agency requirement, in each case having the force and effect of law, relating to pollution, contamination, protection, investigation or restoration of the environment, health and safety or natural resources, including, without limitation, noise, odor, wetlands, or the use, handling, presence, transportation, treatment, storage, disposal, release, threatened release or discharge of Hazardous Materials.

“Environmental Permits” means any permit, approval, identification number, license and other authorization required under any applicable Environmental Law.

“Equity Interest” means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” shall mean any entity or trade or business (whether or not incorporated) other than Parent or the Company that together with Parent or the Company, as applicable, is considered under common control and treated as a single employer under Section 4.14(b), (c), (m) or (o) of the Code.

“Exchange Act” shall mean Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Ratio” means the Exchange Ratio that shall be calculated immediately prior to Closing.

“Expenses” includes all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, printing, filing and mailing of the Proxy Statement and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby.

“GAAP” means generally accepted accounting principles as applied in the United States.

“Governmental Entity” means domestic or foreign governmental, administrative, judicial or regulatory authority.

“group” is defined as in Section 13(d) of the Exchange Act, except where the context otherwise requires.

“Hazardous Materials” means (A) any petroleum, petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (B) any chemical, material or other substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

“Intellectual Property” means all intellectual property or other proprietary rights of every kind, foreign or domestic, including all patents, patent applications, inventions (whether or not patentable), processes, products, technologies, discoveries, copyrightable and copyrighted works, apparatus, trade secrets, trademarks, trademark registrations and applications, domain names, service marks, service mark registrations and applications, trade names, trade secrets, know-how, trade dress, copyright registrations, customer lists, confidential marketing and customer information, licenses, confidential technical information, software, and all documentation thereof.

“IRS” means the United States Internal Revenue Service.

“knowledge” of any person which is not an individual means, with respect to any specific matter, the actual knowledge of such person’s executive officers and any other officer having primary responsibility for such matter after reasonable inquiry.

“Law” means any foreign or domestic law, statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding.

“Material Adverse Effect” means, when used in connection with the Company or Parent, any change, effect or circumstance that: (i) has or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of such party and its Subsidiaries taken as a whole, other than such changes, effects or circumstances reasonably attributable to: (A) economic or geo political conditions generally in the United States or foreign economies in any locations where such party has material operations or sales; (B) conditions generally affecting the industries in which such party participates; (C) the announcement or pendency of the Merger; (D) legislative or regulatory changes in the industries in which such party participates following the announcement of the transactions contemplated by this Agreement; (E) any attack on or by, outbreak or escalation of hostilities or acts of terrorism involving, the United States, any declaration of war by Congress or any other national or international calamity or emergency; or (F) compliance with the terms of, or the taking of any action required by, or the failure to take any action prohibited by, this Agreement; provided, that with respect to clauses (A), (B) and (D) the changes, effects or circumstances do not have a materially disproportionate effect (relative to other industry participants) on such party; or (ii) prevents the Company or Parent, as applicable, from consummating the Merger and the other transactions contemplated by this Agreement.

“person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).

“Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation, partnership, joint venture or other legal entity.

“Superior Proposal” means any binding bona fide written offer made by a third party or group pursuant to which such third party (or the stockholders of such third party) or group would acquire, directly or indirectly, more than 50% of the Parent or Company, as applicable, common stock or substantially all of the assets of the Parent or Company, as applicable, and Parent or Company Subsidiaries, taken as a whole, (i) which the Board of Directors of the Parent or Company, as applicable, determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) is more favorable, from a financial point of view, to the holders of Parent or Company, as applicable, common stock than the Merger, taking into account all the terms and conditions of such proposal and this Agreement (including any changes proposed by Parent or Company, as applicable, to the terms of this Agreement) and the failure of the Board of Directors of the Parent or Company, as applicable, to approve or recommend such competing proposal would be inconsistent with its fiduciary duties under applicable law, and (ii) that is reasonably likely to be completed on the terms set forth in such offer, taking into account all financial, regulatory, legal and other aspects of such proposal.

“Takeover Proposal” means any proposal or offer (whether or not in writing) from any person with respect to any (i) merger, consolidation, share exchange, other business combination or similar transaction involving the Parent or Company, as applicable, (ii) sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, consolidation, share exchange, other business combination, partnership, joint venture, sale of capital stock of or other equity interests in a Parent or Company Subsidiary or otherwise) of any business or assets of the Parent or Company, as applicable, (iii) issuance, sale or other disposition, directly or indirectly, to any person (or the stockholders of any person) or group of securities (or options, warrants or other rights to acquire, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of the Parent or Company, as applicable, (iv) transaction in which any person (or the stockholders of any person) shall acquire, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the Parent  or Company Common Stock or (v) any combination of the foregoing (in each case, other than the Merger).

 “Taxes” means (i) any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative, minimum, add-on minimum, sales, use, transfer, registration, ad valorem, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, customs duties, real property, personal property, capital stock, employment, profits, withholding, disability, intangibles, withholding, social security, unemployment, disability, payroll, license, employee or other tax or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing whether disputed or not.

“Tax Returns” means any report, return (including information return), filing, claim for refund, or declarations or statement relating to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

8.4           Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.5           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

8.6           Entire Agreement.  This Agreement (together with the Exhibits, Company Disclosure Schedule and Parent Disclosure Schedule and the other documents delivered pursuant hereto) and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

8.7           Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void.

8.8           Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement other than (a) as specifically provided in Section 5.11 and (b) after the Effective Time, the rights of the holders of the Company’s capital stock to receive the merger consideration specified in Section 2.1.

8.9           Mutual Drafting.  Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

8.10           Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury

(a)           This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware without regard to laws that may be applicable under conflicts of laws principles.

(b)           Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (A) agrees not to commence any such action or proceeding except in such courts, (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court, (C) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such New York State or Federal court and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such New York State or Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.2.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(c)           TO THE EXTENT PERMITTED BY APPLICABLE LAW EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11(c).

8.11           Disclosure.  The provision of monetary or other quantitative thresholds for disclosure by any party (whether in that party’s disclosure schedule or otherwise) does not and shall not be deemed to create or imply a standard of materiality hereunder.

8.12           Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

8.13           Other Remedies; Specific Performance.  Except as otherwise provided in Section 7.2, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, without the posting of any bond, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent, Merger Sub and have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MB PRINGO MERGER SUB, INC.

By:
Name:
Title:

MOBILEBITS HOLDINGS CORPORATION

By:
Name:
Title:

PRINGO, INC.

By:
Name:	Majid Abai
Title:	Chief Executive Officer

[Signature Page to the Agreement and Plan of Merger]

ANNEX A

Initial Directors of Surviving Corporation

Directors nominated by Parent:

Walter Kostiuk, Chairman of the Board
Majid Abai
Farid Moradi, Vice Chairman
Matthew Mountain

Director nominated by mutual agreement between Parent and Company:

To be determined prior to Closing.

ANNEX B

Initial Officers of Surviving Corporation

Majid Abai                              Chief Executive Officer

Walter Kostiuk                       President, Chief Strategy Officer, Chief Financial Officer (interim)

Harvard Young                       Chief Technology Officer

ANNEX C

Initial Directors of Parent

Directors nominated by Parent:

Walter Kostiuk, Chairman
Majid Abai
Farid Moradi, Vice Chairman
Matthew Mountain

Director nominated by mutual agreement between Parent and Company:

To be determined prior to Closing.

ANNEX D

Initial Officers of Parent

Majid Abai                              Chief Executive Officer

Walter Kostiuk                       President, Chief Strategy Officer, Chief Financial Officer (interim)

Harvard Young                       Chief Technology Officer

ANNEX E

Directors of MobileBits Corporation

Directors nominated by Parent:

Walter Kostiuk, Chairman
Majid Abai
Farid Moradi, Vice Chairman
Matthew Mountain

Director nominated by mutual agreement between Parent and Company:

To be determined prior to Closing.

ANNEX F

Officers of MobileBits Corporation

Majid Abai                             Chief Executive Officer

Walter Kostiuk                      President, Chief Strategy Officer, Chief Financial Officer (interim)

Harvard Young                      Chief Technology Officer

SCHEDULE 5.09(b)(i)

Key Employees of the Company

Majid Abai
Harvard Young

SCHEDULE 5.09(b)(ii)

Key Employees of Parent

Walter Kostiuk

EXHIBIT A

FORM OF POOLING AGREEMENT (Sample)

THIS AGREEMENT made on _________, between MOBILEBITS HOLDINGS CORPORATION (the “Issuer”), a corporation incorporated pursuant to the laws of the state of Nevada, and _________________ ("Shareholder").

WHEREAS:

A.   The parties are desirous of maintaining an orderly market in the trading of the shares ("Shares") in the common stock of Issuer;

B.   Shareholder is the holder of record and beneficial owner of a total of ______________ Shares of the Issuer (the "Subject Shares"), evidenced by certificate numbers _____________________________; and

C.   The Issuer has requested that Shareholder enter into a pooling agreement on the terms and conditions set forth herein;

NOW, THEREFORE, THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   The Shares are not being pooled in the manner set forth herein pursuant to any statutory or regulatory requirement.

2.   Shareholder hereby agrees that for the period beginning on the date of this Agreement and terminating one year hereafter (unless this Agreement terminates prior to the expiration of such period), Shareholder may not and shall not, directly or indirectly, sell, transfer, assign, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, any of the Subject Shares held by Shareholder, or subsequently acquired through the exercise of any options, warrants or rights, or the conversion of any other security, unless the Issuer provides consent in writing authorizing Shareholder to sell or transfer an increased number of Subject Shares.

3.   Notwithstanding the above, the provisions of paragraph 2 hereof shall not apply in the following circumstances:

a)   this Agreement has expired by its own terms or is unilaterally terminated by the Issuer;

b)   a transfer of Subject Shares by reason of the death or bankruptcy of the      Shareholder, provided that as a condition of such transfer, the executor, trustee, beneficiary or recipient of such shares agrees to be bound by the terms of this Agreement;

c)   a sale of the Subject Shares pursuant to an offer made to all of the shareholders of the Issuer pro rata in accordance with their shareholdings in the Issuer or pursuant to a takeover bid or other offer made generally to shareholders of the Issuer; or

d)   the Issuer consents to a sale not made in compliance with Paragraph 2 hereof or waives the restrictions in Paragraph 2 hereof. No consent or waiver by the Issuer, however, shall be construed as a consent to or waiver of any subsequent sale not made in compliance with Paragraph 2 of this Agreement.

4.   Shareholder acknowledges that the Issuer and its transfer agent and registrar cannot effectively monitor transactions in the Subject Shares once such shares are placed into nominee or "street" name accounts. Therefore, Shareholder acknowledges and agrees that the provisions of Paragraph 2 herein shall apply to shares of Shareholder held in "street" or fiduciary name.

5.   Shareholder shall not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the Subject Shares or beneficial ownership of or any interest in them other than in accordance with the terms of this Agreement.

6.   Shareholder agrees that the Issuer may place a legend (in substantially the form set out below) on every certificate evidencing Subject Shares or otherwise take such steps as it shall deem reasonably necessary so as to give effect to the terms of this Agreement.

NOTICE. These securities are subject to that certain Pooling Agreement dated _________________, 2011 between the registered holder hereof and MOBILEBITS HOLDINGS CORPORATION, and may ONLY be sold or otherwise transferred in compliance with the provisions of such Agreement.

7.   Shareholder consents to the placement of appropriate stop transfer orders with the Issuer's transfer agent. During the term of this Agreement, the Issuer or the Issuer's transfer agent and registrar or any successor thereof, as the case may be, shall enforce the terms of this Agreement (including the legending of certificates evidencing Subject Shares) and shall not, during any calendar month, permit any transfer of Subject Shares exceeding the amount authorized by this Agreement into a third party's name without the Issuer's prior written consent. The Issuer's transfer agent shall not be affected by any notices or subsequent agreements between the parties related to this Agreement unless and until the transfer agent has received a copy of the notice or subsequent agreement.

8.   The Issuer at its own discretion may give consent to sales by Shareholder of Subject Shares contrary to this Agreement within the term, in such a case the Shareholder agrees to work with the Issuer's market makers, if any, and to sell the Subject Shares on such schedule as is reasonably calculated to avoid adversely affecting the trading market and market price of the Issuer's common shares.

9.   This Agreement may be terminated at any time by written agreement of the Issuer's President and Shareholder.  This Agreement shall terminate automatically on the Expiration Date, or upon such earlier date as Shareholder has sold or transferred all of the Subject Shares, provided that all such sales or transfers have been made in accordance with the terms of this Agreement or have been consented to in writing by the Issuer.

10.   Shareholder shall open a brokerage account with the firm of ______________________________________, shall deliver all certificates evidencing Subject Shares to such firm and agrees that all sales of Subject Shares, as provided for by the terms of this Agreement, shall be made through such firm.

11.   This Agreement shall bind the parties, their respective successors, assigns, heirs, executors, administrators, and legal representatives. This Agreement may not be modified or cancelled except in writing signed by both parties. This Agreement shall be governed by and construed in accordance with the laws of the state of Nevada. Each party shall cooperate and take such action (including the delivery of share certificates) as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

12.   This Agreement may be executed at different times and places, in counterparts, and shall be effective as of the date first above written. Any party may rely upon a copy of this Agreement received by facsimile transmission and bearing another party's signature as having been signed by such other party, and a copy of this Agreement received by facsimile transmission and signed by or on behalf of a party shall have been validly executed to the same extent as if an original copy had been executed.

Appendix B
FINANCIAL CONDITIONS AND CERTAIN OTHER INFORMATION
REGARDING MOBILEBITS HOLDINGS CORPORATION AND MERGER SUB

1.	Business

As used in this Annual Report, references to “MobileBits ,” “Company,” the “Registrant,” “we,” “our” or “us” refer to MobileBits Holdings Corporation, including its subsidiaries, unless the context otherwise indicates.

MobileBits Corporation is a global technology company publicly traded on the OTC Bulletin Board (MBIT). MobileBits provides web-based answers and highly targeted advertisements through its popular MobileBits™ service, currently in Beta.

MobileBits™ is an automated mobile search engine service that provides the quickest and easiest way to access the leading web content from your mobile phone. Simply type in your question and with one click, MobileBits™ recognizes your query and provides an answer, not links, in return. The service is available for free on almost every mobile phone through a downloadable application or web browser.

Business Development, Organization and Acquisition Activities

Bellmore Corporation (“BC”) was incorporated in the State of Nevada on July 22, 2008.  On January 25, 2010, BC changed its name to MobileBits Holdings Corporation (the “Company” or “MB”).

MobileBits Corporation (“MBC”) was incorporated in Florida in March 2009. The business was founded by Walter Kostiuk, with the intention of delivering a mobile answer engine to provide relevant answers and mobile advertising to mobile smartphone and cell phone user’s queries.

The Company entered into a Share Exchange Agreement, dated March 12, 2010 (the “ Share Exchange Agreement”) between MB, MobileBits Corporation (“MBC”) and the shareholders of MobileBits Corporation (the “MBC Shareholders”) pursuant to which MB acquired MBC, an early stage software development firm targeting its software at the mobile search market. Walter Kostiuk owned a majority interest in both MB and MBC.  The transaction closed on March 12, 2010 and MB acquired 100% of the outstanding shares of common stock of MBC (the “MBC Stock”) from the MBC Shareholders. In exchange for MBC common stock and $275,000, MB issued 18,752,377 shares of its common stock to the MBC Shareholders, which represented approximately 87.9% of MB’s issued and outstanding common stock. Concurrently, pursuant to the terms of the Share Exchange Agreement, Walter Kostiuk, the principal shareholder of the Company, cancelled a total of 14,000,000 shares of common stock.  Upon Closing, MBC became a 100% wholly-owned subsidiary of the Company.  The $275,000 was recorded as merger costs as a component of general and administrative expense.  Since the Merger was between entities under common control, the Merger was accounted for similar to a pooling of interests whereby the assets and liabilities of MBC were recorded at historical cost.

On March 16, 2010, concurrently with the merger, our Board of Directors authorized a 7-for-1 forward split of our common stock, par value $0.001 per share, in the form of a stock dividend which was paid on the same date, to holders of record on that date.  All share and per share numbers have been adjusted to give effect to the stock split unless otherwise stated.

Principal Products, Services and Principal Markets

The Company previously intended to supply non prescription nutritional products. The Company now intends to become a global technology company focused on providing answers and highly targeted advertising through an automated answer engine via web and mobile smartphone applications.

Developing New Business Strategies

Over the next twelve months, we intend to build our business plan and enter into strategic partnership agreements to develop our technology and increase the number of users that utilize our technology.

MBC is a developer and marketer of a proprietary method to deliver answers and advertising to end user questions via search on mobile phones and the internet.

MBC is a technology company focused on providing answers and highly targeted advertising through an automated answer engine via web and mobile smartphone applications.  The Company offers a wide range of answers on a broad scope of web-based content.

MobileBits Corporation is at various stages of discussion with a number of mobile handset manufacturers and wireless telecom companies regarding the implementation of its mobile answer engine. To date, however, no agreements have been signed.

MBC currently anticipates the implementation of its business plan will require additional investment capital. The Company hopes to raise $5-7 million in equity financing in 2011.  If we are successful in raising the necessary funds we will use those funds to engage potential customers, to fund product development, to provide working capital, and for other corporate purposes.

MBC’s focus is on the mobile search and advertising industry. Management will place initial efforts on gaining market share within the industry through the distribution of its mobile answer engine application.  These developments will increase our addressable market to over 200 million phones in the USA. Through the Company’s experiences and discussions with numerous wireless telecoms and handset manufacturers, the Company has decided to focus development resources on launching the mobile answer engine through mobile industry distribution channels to get rapid market share and then have a natural progression to the releases of additional consumer web content. Management believes the speed and ease of deployment of the mobile answer engine application, along with mobile ad revenue, will lead to a rapid penetration of the market. Management further believes that once end-users access web content through the mobile answer engine, retailers will be more inclined to pay higher ad revenues to place their ads in combination with the answers. These ad revenues are shared with the wireless carrier in exchange for distribution.

The Company will make extensive use of channel distribution partners as a means of distribution and deployment of its products and has sought out several such companies that have numerous cell phone customers. This strategy allows the channel partner to handle the deployment aspect of the product sale and allows MBC to focus on developing and producing world-class products. There are currently no agreements in place.

Organization & Subsidiaries

As a result of the Share Exchange Agreement, the Company owns 100% of the outstanding common stock of MobileBits Corporation, a Florida corporation which was formed in March 2009.  MobileBits Corporation does not have any other subsidiaries.

Products & Services

MBC is a developer and marketer of a proprietary method to deliver answers and advertising to end user questions via search on mobile phones and the internet.

MBC is a technology company focused on providing answers and highly targeted advertising through an automated answer engine via web and mobile smartphone applications.  The Company offers a wide range of answers on a broad scope of web-based content.

Product

Mobile Answer Engine Application is comprised of 2 components:

a)	Answer engine server based system delivering relevant answers to questions input through a Natural Language Interface (NLI), the mobile applications, and
b)	Advertising platform that combines answers with targeted retail advertising.

The cell phone market is experiencing an explosion of smartphone sales and with it increased mobile Internet access together with the growth of smarter cell phones and faster wireless networks. Mobile consumers are ever more looking for easy ways to access information while on the go.

An intuitive way to search and access content on the Internet through a mobile phone is to connect to consumer content through a natural language interface (NLI). NLI is a method that allows end users to ask questions rather than to input words into a traditional keyword search engine. MobileBits’ Answer Engine product utilizes this method to simplify access to the broad array of popular consumer information on the web through its proprietary mobile application user interface. In addition, the Company’s product automatically categorizes and connects the appropriate, relevant advertisement to the specific content being searched and viewed.

MBC incorporates linguistic software including ontology comprehension that understands and conceptualizes a query. Once the key elements of the query are analyzed the system categorizes and connects the search engine to the appropriate content source on the web. MBC leverages open source technologies where possible.

The Challenges

One challenge with major search engines today as applied to a mobile phone is they provide links as results to search queries rather than presenting specific answers.

The growth of consumer interest in wireless and smartphone handsets has fueled an increased desire to access more and more information from mobile phones. We expect mobile users will not “surf the web” in the same fashion they do online. One reason is the need to perform multiple clicks prevents access to information quickly and easily. Another reason are small screens and limited keypads present on mobile phones. Finally, the mobile consumer is inherently mobile, therefore the time it takes to “surf the web” as we do on PC’s becomes increasing frustrating.

The MobileBits Answer Engine reduces the need to perform multiple clicks to access information. Our Answer Engine enables you to simply ask your question in common language (just as easily as composing an email or a text message) and retrieve the best available answer, automatically.

A revenue challenge facing content aggregator software providers in online and mobile applications is the inability to effectively match a retailer’s ads with the correct content. This highlights the importance of connecting the correct advertisement with the user content to help drive interest and “Cost Per Click” (CPC) or “Pay Per Click” (PPC) revenue.

Example of a MobileBits search:

Q: What is the cost to fly from Toronto to LA?

In addition to providing the answer, MobileBits will place mobile ads from retailers specifically interested in promoting their product or service to this individual. Relevancy and timeliness will ensure strong “Cost Per Thousand” CPM and CPC revenue.

A typical call to action could be: “Click here to receive 10% off your next flight to LA from Southwest!”

Many of us have been victims of poorly placed ads online.  This occurs when you get an ad that has no relevance to your interests at the time.  Below is an example of a mismatched ad.  In this online example, a user requests information about air disasters and, as you can see, Southwest Airlines is incorrectly matched to this keyword search:

Searching “air disaster” should not yield an Airline advertisement.

With fewer ads being present in mobile due to smaller screens dominating the wireless space, accurate matching is a necessity.

The Solution

The MobileBits Answer Engine addresses the challenges facing keyword search methodology in the mobile industry by solving two main problems:

1.	Delivering Answers versus Links, thereby reducing clicks on your mobile phone and

2.	Accurately matching ads to interests, therefore potentially increasing user click-through probability on smartphones.

Mobile consumers will be able to easily access a world of information, all from their mobile smart phone,  anywhere, anytime.

MobileBits offers unique and broad access to leading web content and delivers “Answers,” not just links.

The MobileBits solution is comprised of three separate components:

1. The Mobile Interface: The user interface that allows mobile consumers to input a question or a term in any form. It will be developed in the selected operating system software standards available beginning with Apple iPhone and BlackBerry smartphone's. See the table below on the leading smartphone's today:

Table 3

Worldwide: Smartphone Sales to End Users by Operating System, 4Q08 (Thousands of Units)

		Market
		Share		Market	Growth
	4Q08	4Q08	4Q07	Share4Q07	4Q07-4Q08
Company	Sales	(%)	Sales	(%)	(%)
Symbian	17,945.1	47.1	22,902,5	61.3	-21.6
Research In Motion	7,442.6	19.5	4,024.7	10.9	84.9
Microsoft windows Mobile	4,713.9	124	4,374 .4	11.9	7.8
MAC OS X	4,079.4	10.7	1,928.3	5.2	111.6
Linux	3,194.9	8.4	2,675.9	7.3	19.4
Palm OS	326.5	0.9	449.1	1.2	-27.3
other OSs	436.9	1.1	411.3	1.1	6.2
Total	38,143.3	100.0	36,766.1	100.0	3.7

Nota: The "Other GSs" category includes sales of Sharp Sidekick devices based on the Danger platform-Source: Gartner (March 2009)

Our application leverages existing wireless internet connections already present on all mobile phones being sold today. The solution will take the form of a thin mobile client (icon or menu item) installable on any leading smartphone. The application features our proprietary, natural language interface (NLI) linked transparently to the mobile Internet Protocol (IP) software where questions and answers are transported to our hosted servers via the wireless network gateways using a Web Services connection (WSDL). The mobile application will be installed through over-the-air (OTA) downloading capabilities.

2.  Hosted Server Infrastructure (Cloud Computing): The server-based answer service leverages proprietary software connections to strategically selected content in order to provide the greatest likelihood of answers. The solution will include best-of-breed semantic, conceptual and language-based software working together and integrated into our strategic content.   Much of the strategic content can be described as unstructured in form and, therefore, difficult to effectively search with traditional keyword technologies. This data integration will be in the form of server software infinitely scalable with the addition of standard dual-core processors on a standard infrastructure.

3.  Mobile Ad-matching system:  In order to maximize revenue and minimize system costs, the Company will leverage an extension of its semantic ad-matching engine that works in concert with the answer system. Once the natural language question is analyzed and categorized, it is automatically connected to the correct content and an answer is delivered. With the answer, the Company has the capability to add additional, related information including a certain number of mobile ads. These ads can be obtained from any of the available ad inventory companies currently selling mobile ads or the company can create its own partnerships with retailers and advertising agencies to build specific highly targeted and valuable mobile ad campaigns. These mobile ads are then  matched to the topic of the questions in order to maximize the greatest Cost Per Thousand (CPM) and/or Cost Per Click (CPC) revenue.

Together, these components constitute the entire mobile “Answer Engine” solution.

Revenue Management

The Company’s answer solution will be available free of charge so not to prevent adoption and usage in the marketplace as well as encourage and enable viral distribution of our solution. Revenue will be driven from local and highly targeted advertising by using the Company’s advertiser software technology  maximizing CPM and CPC rates. The Company believes it can increase the CPM and CPC value  by ensuring the correct ad is matched to the right content, therefore increasing the probability of user click through. Further, the Company believes its financial model is enhanced by:

a)
Revenue generated from national and local advertisers that can take advantage of our direct text-messaged connection with the end consumer at the moment a consumer is interested in a particular product or service.

b)	Serving its answers displayed on its website to leading online keyword search engines and generating additional online revenue.

Market Entry Strategy

MobileBits’ focus is on the mobile economy.  Management will place initial efforts on gaining market share within the industry through distribution and revenue share partnerships with handset manufacturers and wireless telecom providers.  Through management’s experience at Research In Motion, makers of the BlackBerry smartphone and discussions with wireless industry hardware and network providers, the company has decided to focus deployment attention on launching the MobileBits answer application through industry partners to get rapid market share. Management believes the speed and ease of deployment of the MobileBits answer application, along with aggressive promotions and marketing will lead to a rapid penetration of the market.

The Company will make extensive use of channel distribution partners as a means of distribution and deployment of its products outside the United States including Canada and other English speaking countries to begin. The company has the ability to offer the MobileBits answer application in other languages, growing the companies addressable marketing substantially, and plans to do so in the future with additional funding.

Sales and Marketing Plan for Commercial Carriers

Customers

Although the end users for the MobileBits answer application are the mobile phone consumers, the company plans to create a marketing campaign in addition to its channel distribution strategy to gain market share. Revenue is generated from retailers who are interested in advertising to consumers in the wireless industry. The US mobile advertising market is projected to grow to $3.8 billion in 2010, according to JP Morgan leading analyst Imran Kahn.

Consumer search volumes are anticipated to generate an estimated average of $3.00- $5.00 per month per user. We estimate each distribution partner represent between a few hundred thousand to tens of millions of mobile consumers.

We are at various stages in the sales cycle with a number of major wireless carriers and handset manufacturers around the world. Our plan is to have 3 signed distribution partnerships for the MobileBits Answers application by the end of 2010 growing to 25 by the end of 2012.  There are currently no such agreements in place.

Pricing Strategy & Structure

Answer Engine

The MobileBits Answer Engine is free to end users. All answers are free. MobileBits generates revenue by charging either a per ad placement fee based on 1,000 ad placements also generally called CPM (Cost per Thousand) of up to $10 depending on market conditions and/or a Pay Per Click fee of between $0.05 cents to $25.00 also generally known as PPC or CPC.

Revenue Share

MobileBits plans to share CPM and/ PPC, CPC revenue with wireless industry carriers and handset manufacturers in exchange for broad distribution to mobile phone subscribers - called a customer acquisition fee.

Competition

The search industry and many third party companies have developed software systems to try to address the needs of the mobile industry. Many have applied a human call center approach to deliver mobile answers and others have created detailed software menu applications to access consumer content. Accordingly, there is a great opportunity to bridge the gap between the capabilities of current technology offerings and the consumer demands of the mobile industry.

Mobile content applications using a drill down menu software approaches are limited to the amount of information is available to a mobile consumer. Some solution providers extend their current desktop application via keyword search engines like Google and Yahoo! and provide many search results presented in links to websites where the mobile consumer must click to mobile to connect to these websites and look for relevant information. Still others leverage costly call centers and humans to perform the categorization and search function manually in an effort to deliver rich data access and reduce the number of clicks on a mobile phone.

Each of these solutions offers varying degrees of assistance to a mobile consumer looking to find specific information while on the go. However, a number of these solutions are not easy to operate and/or may incur additional costs to the mobile consumers. As an example KGB’s service uses a human call center and charges $0.99 per question in addition to carrier texting fees that may apply.

In conclusion, there are two aspects of the competitive solutions which clearly indicate strongly that MobileBits is the only solution which can provide mobile end users with a cost effective and automatic way to get answers to the most commonly asked questions and interests. Firstly, none of these products can offer a low cost method of asking a question and automatically, without human intervention and cost receive a relevant result. Secondly, none of the current automated software solutions can offer mobile consumers answers to a wide range of content on the web.

Intellectual Property

MobileBits technology system is a proprietary answer engine for the mobile industry that is comprised of systems and mathematical algorithms capable of generating significant improvements in search capabilities and results. In addition, MobileBits integrates this intellectual property into a unique end to end mobile application. This includes mobile applications, answer engine module, advertising module, location based services (LBS) and wireless download functionality via mobile internet or SMS services. In aggregate, this capability is entirely proprietary with all intellectual property belonging to MobileBits and MobileBits plans to file certain patent applications to further protect its intellectual property.

MobileBits has begun the process to apply for trademark protection that it may use in the commercial marketplace including the name “MobileBits”. We have engaged a trademark law firm that has performed searches for our trademark. We expect to secure the trademark for MobileBits by end of June 2010. The cost expected is $4,000.

2.	Properties

MobileBits’ principal office is located at 1990 Main Street, Suite 750, Sarasota, Florida 34236. The rent through December 31, 2009 was $826 per month plus taxes and services and increased to $1,100 per month for the period January 1, 2010 through December 31, 2010 when the lease expired.

3.	Legal Proceedings

There are no pending material legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.  The Company’s property is not the subject of any pending legal proceedings.

4.	Market for Common Equity and Related Stockholder Matters.

Market Information

Our common stock is currently quoted on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol MBIT.OB.  There has been minimal trading in our common stock.

Holders

As of October 31, 2010, we had 88 shareholders of our common stock.

Dividend Policy

The Company has never paid or declared any dividend on its Common Stock and does not anticipate paying cash dividends in the foreseeable future. Holders of common stock are entitled to receive such dividends as the board of directors may from time to time declare out of funds legally available for the payment of dividends. The Company does not anticipate paying any dividends on its common stock in the foreseeable future.

Issuance of Unregistered Shares of Common Stock

During the year ended October 31, 2010, MobileBits issued 555,000 shares of common stock at $0.36 per share for proceeds of $200,000, 41,664 shares of common stock at $0.60 per share for proceeds of $25,000 and 525,000 shares of common stock at $0.50 per share for proceeds of $262,500. MobileBits incurred $40,100 of offering costs for these offerings.

Purchases of Treasury Stock

The Company did not repurchase any of its shares during the fiscal year covered by this report.

5.	Management’s Discussion and Analysis or Plan Of Operation.

This Management’s Discussion and Analysis or Plan of Operation (“MD&A”) section of this Report discusses our results of operations, liquidity and financial condition, and certain factors that may affect our future results. You should read this MD&A in conjunction with our financial statements and accompanying notes included in this Report.

Plan of Operation

Bellmore Corporation (“BC”) was incorporated in the State of Nevada on July 22, 2008.  On January 25, 2010, BC changed its name to MobileBits Holdings Corporation (“the Company” or “MB”).

The Company entered into a Share Exchange Agreement, dated March 12, 2010 (the “ Share Exchange Agreement”) between MB, MobileBits Corporation (“MBC”) and the shareholders of MobileBits Corporation (the “MBC Shareholders”) pursuant to which we acquired MB, an early stage software development firm targeting its software at the mobile search market. Walter Kostiuk owned a majority interest in both MB and MBC.  The transaction closed on March 12, 2010 and we acquired 100% of the outstanding shares of common stock of MBC (the “MBC Stock”) from the MBC shareholders. In exchange for the MBC common stock and $275,000, MB issued 18,752,377 shares of common stock to the MBC shareholders, which represented approximately 87.9% of MB’s issued and outstanding common stock. Concurrently, pursuant to the terms of the Share Exchange Agreement, Walter Kostiuk, the principal shareholder of the Company, cancelled a total of 14,000,000 shares of common stock.  Upon Closing, MBC became a 100% wholly-owned subsidiary of the Company.  The $275,000 was recorded as merger costs as a component of general and administrative expense.  Since the merger was between entities under common control, the merger was accounted for similar to a pooling of interests whereby the assets and liabilities of MBC were recorded at historical cost.

On March 16, 2010, concurrently with the merger, our Board of Directors authorized a 7-for-1 forward split of our common stock, par value $0.001 per share, in the form of a stock dividend which was paid on the same date, to holders of record on that date.  All share and per share numbers have been adjusted to give effect to the stock split unless otherwise stated.

Over the next twelve months, we intend to build our business plan and enter into strategic partnership agreements to develop our technology and increase the number of users that utilize our technology.

Results of Operations

FISCAL YEAR ENDED OCTOBER 31, 2010 COMPARED TO FISCAL YEAR ENDED OCTOBER 31, 2009

We generated no revenues from our operations for the fiscal years ended October 31, 2010 and 2009.

General and Administration Expenses

Our total general and administration expenses were $1,590,434 for the fiscal year ended October 31, 2010 compared to $497,115 for the fiscal year ended October 31, 2009.  The increase is primarily due to an increase in consulting in the amount of $808,468 and merger costs of $275,000.

Depreciation

Depreciation was $3,647 for fiscal year ended October 31, 2010 compared to $274 for the fiscal year ended October 31, 2009.  The increase is due to our website and database purchases and the timing of those purchases.

Liquidity and Capital Resources

As of October 31, 2010, we had $64,295 available in cash as compared to $398,324 as of October 31, 2009.   The decrease in cash is primarily due to our increased general and administrative expenses as our business activity has increased over the prior year.

The Company is in the development stage and has not yet generated any revenues and has an accumulated deficit at October 31, 2010 of $2,109,787.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to incur additional liabilities with related parties to sustain the Company’s existence.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken the following actions:

●	Raised $1.5 million subsequent to October 31, 2010

●	seeking additional third party debt and/or equity financing; and

●	continue with the implementation of the business plan, which may include merging with an operating entity.

The use of proceeds from our unregistered common share sales that occurred for the fiscal years ending October 2009 and October 2010 was used for offering expenses, professional fees, advertising/marketing, and working capital. We raised approximately $1.3 million from our offerings. We have expended the majority of our capital raised to date for merger costs and consulting fees for company management and product development.

We are currently seeking funding for our plan of operations. We intend to raise a minimum of $5,000,000 in order to continue our marketing plan, build a customer base and generate revenue.  To achieve our goals, a large portion of the funds raised will be invested in advertising, marketing, and travel expenses. Our success is contingent upon having enough capital to build enough customers to support the business. We expect to raise additional funds within the next 6-8 months. A private placement is the most likely scenario for the Company to achieve success in raising additional funds for its operations.

Cash used in operating activities

Cash used in operating activities for the years ended October 31, 2010 and 2009 was $943,229 and $299,421, respectively. The increase is due to our increased business activity, which resulted in higher losses from operations.

Cash used in investing activities

Cash used in investing activities for the years ended October 31, 2010 and 2009 was $9,200 and $9,879, respectively. Both years were due to investments in our website and database.

Cash flow from financing activities

Cash provided by financing activities for the years ended October 31, 2010 and 2009 was $618,400 and $672,124, respectively. The majority of cash provided by financing for both years were due to our private placements.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements

QUARTER ENDED JANUARY 31, 2011 COMPARED TO QUARTER ENDED JANUARY 31, 2010

For the period from inception through January 31, 2011, we had no revenue.  Expenses for the period from July 22, 2008 (inception) to January 31, 2011 totaled $2,715,836, resulting in an inception to date loss of $2,715,836.

General and Administration Expenses

Our total general and administration expenses were $604,928 for the three months ended January 31, 2011 compared to $273,407 for the three months ended January 31, 2010.  The $331,521 increase is primarily due to an increase in consulting in the amount of $242,375, of which $82,448 was amortization of stock options to Walter Kostiuk, and professional fees of $28,777.

Depreciation

Depreciation was $1,121 for the three months ended January 31, 2011 compared to $494 for the three months ended January 31, 2010.  The increase is due to the amortization of our website and database purchases and the timing of those purchases.

Liquidity and Capital Resources

As of January 31, 2011, we had $1,017,648 available in cash as compared to $64,295 as of October 31, 2010.   The increase in cash is primarily due to the funds raised from the sale of common stock over the three months ended January 31, 2011.

The Company is in the development stage and has not yet generated any revenues and has an accumulated deficit at January 31, 2011 of $2,715,836.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to incur additional liabilities with related parties to sustain the Company’s existence.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken, or plans to take, the following actions:

●	Raised $1.7 million for the three months ended January 31, 2011

●	seek additional third party debt and/or equity financing; and

●	continue with the implementation of the business plan, which may include merging with an operating entity.

The use of proceeds from our unregistered common share sales that occurred for the fiscal years ending October 2009 and 2010 and the three months ended January 31, 2011 has been used for, and will continue to be used for, offering expenses, professional fees, advertising/marketing, and working capital. We have raised approximately $2.9 million in net proceeds from inception to date from our offerings. We have expended the majority of our capital raised to date for merger costs and consulting fees for company management and product development.

We are currently seeking funding for our plan of operations. We intend to raise a minimum of $5,000,000 in order to continue our marketing plan, build a customer base and generate revenue.  To achieve our goals, a large portion of the funds raised will be invested in advertising, marketing, and travel expenses. Our success is contingent upon having enough capital to build enough customers to support the business. We expect to raise additional funds within the next 6-8 months. A private placement is the most likely scenario for the Company to achieve success in raising additional funds for its operations.

Cash used in operating activities

Cash used in operating activities for the three months ended January 31, 2011 and 2010 was $667,774 and $439,185, respectively. The increase is due to our increased business expenses for general and administrative activities, which resulted in higher losses from operations.

Cash used in investing activities

Cash used in investing activities for the three months ended January 31, 2011 and 2010 was $0 and $0, respectively.

Cash flow from financing activities

Cash provided by financing activities for the three months ended January 31, 2011 and 2010 was $1,621,127 and $225,000, respectively. The majority of cash provided by financing for both periods were due to our private placements.

QUARTER ENDED APRIL 30, 2011 COMPARED TO QUARTER ENDED APRIL 30, 2010

For the period from inception through April 30, 2011, we had no revenue. Expenses for the period from July 22, 2008 (inception) to April 30, 2011 totaled $3,138,345, resulting in an inception to date loss of $3,138,345.

Three Months Ended April 30, 2011 compared to the Three Months Ended April 30, 2010

General and Administration Expenses

Our total general and administration expenses were $421,388 for the three months ended April 30, 2011 compared to $593,640 for the three months ended April 30, 2010. The $172,252 decrease is primarily due to a decrease in merger costs in the amount of $275,000, partially offset by an increase in consulting expenses in the amount of $97,061, of which $92,622 was amortization of stock options.

Depreciation

Depreciation was $1,121 for the three months ended April 30, 2011 compared to $911 for the three months ended April 30, 2010. The increase is due to the amortization of our website and database purchases and the timing of those purchases.

Six Months Ended April 30, 2011 compared to the Six Months Ended April 30, 2010

General and Administration Expenses

Our total general and administration expenses were $1,026,316 for the six months ended April 30, 2011 compared to $867,047 for the six months ended April 30, 2010. The $159,269 increase is primarily due to an increase in consulting fees in the amount of $377,254, of which $189,223 was amortization of stock options, an increase in professional fees in the amount of $10,379 and an increase in travel in the amount of $28,795, all of which are partially offset by a decrease in merger costs in the amount of $275,000

Depreciation

Depreciation was $2,242 for the six months ended April 30, 2011 compared to $1,405 for the six months ended April 30, 2010. The increase is due to the amortization of our website and database purchases and the timing of those purchases.

Liquidity and Capital Resources

As of April 30, 2011, we had $1,010,759 available in cash as compared to $64,295 as of October 31, 2010. The increase in cash is primarily due to the proceeds of $2,219,906 from the sale of common stock during the six months ended April 30, 2011.

The Company is in the development stage and has not yet generated any revenues and has an accumulated deficit at April 30, 2011 of $3,138,345. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. The Company may need to incur additional liabilities with related parties to sustain the Company’s existence.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken, or plans to take, the following actions:

●	Raised $2.2 million for the six months ended April 30, 2011

●	seek additional third party debt and/or equity financing; and

●	continue with the implementation of the business plan, which may include merging with an operating entity.

The use of proceeds from our unregistered common share sales that occurred for the fiscal years ending October 2009 and 2010 and the six months ended April 30, 2011 has been used for, and will continue to be used for, offering expenses, professional fees, advertising/marketing, and working capital. We have raised approximately $3.4 million in net proceeds from inception to date from our offerings. We have expended the majority of our capital raised to date for merger costs and consulting fees for company management and product development.

We are currently seeking funding for our plan of operations. We intend to raise a minimum of $5,000,000 in order to continue our marketing plan, build a customer base and generate revenue. To achieve our goals, a large portion of the funds raised will be invested in advertising, marketing, and travel expenses. Our success is contingent upon having enough capital to build enough customers to support the business. We expect to raise additional funds within the next 6-8 months. A private placement is the most likely scenario for the Company to achieve success in raising additional funds for its operations.

Cash used in operating activities

Cash used in operating activities for the six months ended April 30, 2011 and 2010 was $1,124,663 and $612,052, respectively. The increase is due to our increased business expenses for general and administrative activities, which resulted in higher losses from operations.

Cash used in investing activities

Cash used in investing activities for the six months ended April 30, 2011 and 2010 was $0 and $5,000, respectively. The decrease is due to no additional expenditures on the website and database during the six months ended April 30, 2011.

Cash flow from financing activities

Cash provided by financing activities for the six months ended April 30, 2011 and 2010 was $2,071,127 and $256,799, respectively. The majority of cash provided by financing for both periods were due to our private placements.

QUARTER ENDED JULY 301, 2011 COMPARED TO QUARTER ENDED JULY 31, 2010

For the period from inception through July 31, 2011, we had no revenue. Expenses for the period from July 22, 2008 (inception) to July 31, 2011 totaled $3,721,696, resulting in an inception to date loss of $3,721,696.

Three Months Ended July 31, 2011 compared to the Three Months Ended July 31, 2010

General and Administration Expenses

Our total general and administration expenses were $582,230 for the three months ended July 31, 2011 compared to $439,594 for the three months ended July 31, 2010. The $142,636 increase is primarily due to an increase in consulting fees of which $248,549 was amortization of stock options.

Depreciation

Depreciation was $1,121 for the three months ended July 31, 2011 compared to $1,211 for the three months ended July 31, 2010.

Nine Months Ended July 31, 2011 compared to the Nine Months Ended July 31, 2010

General and Administration Expenses

Our total general and administration expenses were $1,608,546 for the nine months ended July 31, 2011 compared to $1,306,641 for the nine months ended July 31, 2010. The $301,905 increase is primarily due to an increase in consulting fees, of which $437,772 was amortization of stock options, partially offset by a decrease in merger costs in the amount of $275,000.

Depreciation

Depreciation was $3,363 for the nine months ended July 31, 2011 compared to $2,526 for the nine months ended July 31, 2010. The increase is due to the amortization of our website and database purchases and the timing of those purchases.

Liquidity and Capital Resources

As of July 31, 2011, we had $966,661 available in cash as compared to $64,295 as of October 31, 2010. The increase in cash is primarily due to the proceeds of $2,641,688 from the sale of common stock during the nine months ended July 31, 2011.

The Company is in the development stage and has not yet generated any revenues and has an accumulated deficit at July 31, 2011 of $3,721,696. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements. The Company may need to incur additional liabilities with related parties to sustain the Company’s existence.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken, or plans to take, the following actions:

●	Raised $2.6 million for the nine months ended July 31, 2011

●	seek additional third party debt and/or equity financing; and

●	continues with the implementation of the business plan, which may include merging with an operating entity.

The use of proceeds from our unregistered common share sales that occurred for the fiscal years ending October 2009 and 2010 and the nine months ended July 31, 2011 has been used for, and will continue to be used for, offering expenses, professional fees, advertising/marketing, and working capital. We have raised approximately $3.4 million in net proceeds from inception to date from our offerings. We have expended the majority of our capital raised to date for merger costs and consulting fees for company management and product development.

We are currently seeking funding for our plan of operations. We intend to raise a minimum of $5,000,000 in order to continue our marketing plan, build a customer base and generate revenue. To achieve our goals, a large portion of the funds raised will be invested in advertising, marketing, and travel expenses. Our success is contingent upon having enough capital to build enough customers to support the business. We expect to raise additional funds within the next 6-8 months. A private placement is the most likely scenario for the Company to achieve success in raising additional funds for its operations.

Cash flows from operating activities

Cash used in operating activities for the nine months ended July 31, 2011 and 2010 was $1,540,543 and $727,366, respectively. The increase is due to our increased business expenses for general and administrative activities, which resulted in higher losses from operations.

Cash flows from investing activities

Cash used in investing activities for the nine months ended July 31, 2011 and 2010 was $0 and $9,200, respectively. We did not spend money on additional expenditures, such as the website and database, during the nine months ended July 31, 2011.

Cash flows from financing activities

Cash provided by financing activities for the nine months ended July 31, 2011 and 2010 was $2,422,909 and $346,799, respectively. The majority of cash provided by financing for both periods were due to us completing the private placements.

6.	Changes In And Disagreements With Accountants On Accounting And Financial Disclosure.

None.

7.    Financial Statements

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Financial Statements
October 31, 2010

CONTENTS

Page(s)
Consolidated Financial Statements:

Consolidated Balance Sheets - As of October 31, 2010 and October 31, 2009	21

Consolidated Statements of Operations - For the years ended October 31, 2010 and 2009, and for the period from July 22, 2008 (Inception) to October 31, 2010	22

Consolidated Statement of Changes in Stockholders’ Equity (Deficit) - For the period from July 22, 2008 (Inception) to October 31, 2010	23

Consolidated Statements of Cash Flows - For the years ended October 31, 2010 and 2009 and for the period from July 22, 2008 (Inception) to October 31, 2010	24

Notes to Consolidated Financial Statements	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
MobileBits Holdings Corporation
(a development stage company)
Sarasota, Florida

We have audited the accompanying consolidated balance sheets of MobileBits Holdings Corporation (the “Company”) as of October 31, 2010 and 2009 and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended and for the period from inception (July 22, 2008) to October 31, 2010.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of October 31, 2010 and 2009 and the results of their operations and cash flows for the years then ended and for the period from inception to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, The Company has suffered recurring losses from operations and has a working capital deficit as of October 31, 2010. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 3. The consolidated financial statements do notinclude any adjustments that might result from the outcome of this uncertainty.

/s/   GBH CPAs, PC

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas
January 31, 2011

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Balance Sheets

	October 31, 2010	October 31, 2009

ASSETS

Current assets:
Cash	$64,295	$398,324
Prepaid expenses	1,100	27,500

Total current assets	65,395	425,824

Website and database, net of accumulated amortization of $3,921 and $274, respectively	15,158	9,605

TOTAL ASSETS	$80,553	$435,429

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$321,097	$125,738
Accounts payable and accrued expenses - related party	189,066	78,934
Stock payable	171,000	-
Notes payable - related party	-	41,500

Total current liabilities	681,163	246,172

Commitments and contingencies	-	-

Stockholders' equity (deficit):
Preferred stock, $0.001 par value; 10,000,000 shares authorized;
none issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized;
21,559,041and 34,437,377 shares issued and outstanding, respectively	21,559	34,437
Additional paid in capital	1,487,618	670,526
Deficit accumulated during development stage	(2,109,787)	(515,706)

Total stockholders' equity (deficit)	(600,610)	189,257

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$80,553	$435,429

See accompanying summary of accounting policies and notes to consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Operations

	For the YearEnded October 31,		For the Period from July 22, 2008 (Inception) to October 31,
	2010	2009	2010

Revenues	$-	$-	$-

Depreciation	3,647	274	3,921
General and administrative	1,590,434	497,115	2,105,866
Net loss	$(1,594,081)	$(497,389)	$(2,109,787)

Net loss per common share - basic and diluted	$(0.06)	$(0.02)

Weighted average number of common shares outstanding - basic and diluted	26,173,619	26,868,912

See accompanying summary of accounting policies and notes to consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statement of Changes in Stockholders’ Equity (Deficit) For the Period From July 22, 2008 (Inception) to October 31, 2010

				Deficit
				Accumulated
			Additional	During	Total
	Common Stock		Paid In	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity (Deficit )

Inception (July 22, 2008)	-	$-	$-	$-	$-
Proceeds from the issuance of common stock - founders	14,000,000	14,000	(12,000)	-	2,000
Proceeds from the issuance of common stock for services ($0.0143)	210,000	210	2,790	-	3,000
Proceeds from the issuance of common stock ($0.0143/share)	2,380,000	2,380	31,620	-	34,000
Net loss	-	-	-	(18,317)	(18,317)
Balance - October 31, 2008	16,590,000	16,590	22,410	(18,317)	20,683
Proceeds from the issuance of common stock ($0.0001/share)	16,666,664	16,667	(14,667)	-	2,000
Proceeds from the issuance of common stock ($0.48/share)	481,546	481	230,666	-	231,147
Proceeds from the issuance of common stock ($0.60/share)	699,167	699	418,801	-	419,500
Offering costs for stock issuances	-	-	(7,523)	-	(7,523)
Amortization of options issued	-	-	20,839	-	20,839
Net loss	-	-	-	(497,389)	(497,389)
Balance - October 31, 2009	34,437,377	34,437	670,526	(515,706)	189,257
Debt forgiveness to related party	-	-	43,777	-	43,777
Cancellation of common stock	(14,000,000)	(14,000)	14,000	-	-
Proceeds from the issuance of common stock ($0.36/share)	555,000	555	199,445	-	200,000
Proceeds from the issuance of common stock ($0.60/share)	41,664	42	24,958	-	25,000
Proceeds from the issuance of common stock ($0.50/share)	525,000	525	261,975	-	262,500
Offering costs for stock issuances	-	-	(40,100)	-	(40,100)
Amortization of options issued	-	-	313,037	-	313,037
Net loss	-	-	-	(1,594,081)	(1,594,081)
Balance - October 31, 2010	21,559,041	$21,559	$1,487,618	$(2,109,787)	$(600,610)

See accompanying summary of accounting policies and notes to consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Cash Flows

			For the Period from
	For the Year Ended		July 22, 2008 (Inception) to
	October 31,	October 31,	October 31,
	2010	2009	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,594,081)	$(497,389)	$(2,109,787)
Adjustments to reconcile net loss to net cash
used in operating activities:
Stock-based compensation	313,037	20,839	336,876
Depreciation	3,647	274	3,921
Changes in operating assets and liabilities:
Prepaid expenses	26,400	(27,500)	(1,100)
Accounts payable and accrued liabilities	195,359	125,738	321,097
Accounts payable and accrued liabilities - related party	112,409	78,617	191,343
Net cash used in operating activities	(943,229)	(299,421)	(1,257,650)

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed asset purchases	(9,200)	(9,879)	(19,079)
Net cash used in investing activities	(9,200)	(9,879)	(19,079)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from advances payable - related party	-	27,000	41,500
Proceeds from sale of common stock	658,500	652,647	1,347,147
Commissions paid on common stock sales	(40,100)	(7,523)	(47,623)
Net cash provided by financing activities	618,400	672,124	1,341,024

Net increase (decrease) in cash	(334,029)	362,824	64,295
Cash at beginning of period	398,324	35,500	-
Cash at end of period	$64,295	$398,324	$64,295

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during year for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF NON CASH INVESTING AND
FINANCING ACTIVITIES
Debt forgiveness - related party	$43,777	$-	$43,777
Cancellation of common shares	$14,000	$-	$14,000

See accompanying summary of accounting policies and notes to consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Notes to Consolidated Financial Statements

NOTE 1 - ORGANIZATION AND HISTORY

Bellmore Corporation (“BC”) was incorporated in the State of Nevada on July 22, 2008.  On January 25, 2010, BC changed its name to MobileBits Holdings Corporation (the “Company” or “MB”).

MobileBits Corporation (“MBC”) was incorporated in Florida in March 2009. The business was founded by Walter Kostiuk, with the intention of delivering a mobile answer engine to provide relevant answers and mobile advertising to mobile smartphone and cell phone user’s queries.

The Company entered into a Share Exchange Agreement, dated March 12, 2010 (the “ Share Exchange Agreement”) between MB, MobileBits Corporation (“MBC”) and the shareholders of MobileBits Corporation (the “MBC Shareholders”) pursuant to which MB acquired MBC, an early stage software development firm targeting its software at the mobile search market. Walter Kostiuk owned a majority interest in both MB and MBC.  The transaction closed on March 12, 2010 and MB acquired 100% of the outstanding shares of common stock of MBC (the “MBC Stock”) from the MBC shareholders. In exchange for the MBC common stock and $275,000, MB issued 18,752,377 shares of common stock to the MBC shareholders, which represented approximately 87.9% of MB’s issued and outstanding common stock. Concurrently, pursuant to the terms of the Share Exchange Agreement, Walter Kostiuk, the principal shareholder of the Company, cancelled a total of 14,000,000 shares of common stock.  Upon closing, MBC became a 100% wholly-owned subsidiary of the Company.  The $275,000 was recorded as merger costs as a component of general and administrative expense.  Since the merger was between entities under common control, the merger was accounted for similar to a pooling of interests whereby the assets and liabilities of MBC were recorded at historical cost.

On March 16, 2010, concurrently with the merger, our board of directors authorized a 7-for-1 forward split of our common stock, par value $0.001 per share, in the form of a stock dividend which was paid on the same date, to holders of record on that date.  All share and per share numbers have been adjusted to give effect to the stock split unless otherwise stated.

In connection with this merger, the Company changed the focus of the business. The Company previously intended to supply non prescription nutritional products. The Company now intends to become a global technology company focused on providing answers and highly targeted advertising through an automated answer engine via web and mobile smartphone applications.  The Company will offer a wide range of answers on a broad scope of web-based content.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include equity based financing and further implementation of the business plan. The Company has not generated any revenues since inception.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

A significant estimate in 2010 and 2009 included a 100% valuation allowance for deferred taxes due to the Company’s continuing and expected future losses.  The Company also makes significant assumptions and estimates for the valuation for share-based compensation arrangements.

Principles of Consolidation

The consolidated financial statements include the Company’s accounts and those of the Company’s whollyowned subsidiary. All significant intercompany accounts and transactions have been eliminated.

Reclassifications

Certain amounts for prior periods have been reclassified to conform to the current period presentation.

Website and Database

Website development and the purchase of database information tools are recorded at cost and amortized on the straight-line method over their estimated useful lives.  Expenditures for normal maintenance are charged to expense as incurred.

Income taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable todifferences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferredtax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. Theeffect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactmentdate of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to berealized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company has adopted ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive modelof how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the companyhas taken or expects to take on a tax return.  ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "morelikely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largestamount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority havingfull knowledge of all relevant information. As of October 31, 2010, the Company had not recorded any tax benefits from uncertain taxpositions.

Earnings per Share

In accordance with accounting guidance now codified as ASC Topic 260, “Earnings per Share,”   Basic earnings per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.

Share Based Payments

The Company follows the Accounting Standards Codification ASC 718 - Compensation - Stock Compensation. In accordance with ASC 718, the Company estimates the fair value of each stock option award at the grant date by using the Black-Scholes option pricing model and common shares based on the last quoted market price of the Company’s common stock on the date of the share grant. The fair value determined represents thecost for the award and is recognized over the vesting period during which an employee is required to provide service in exchange for theaward. As share-based compensation expense is recognized based on awards ultimately expected to vest, the Company reduces the expense forestimated forfeitures based on historical forfeiture rates. Previously recognized compensation costs may be adjusted to reflect the actual forfeiturerate for the entire award at the end of the vesting period. Excess tax benefits, as defined in ASC 718, if any, are recognized as an addition topaid-in capital.

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including the Company’s current assets and current liabilities, approximate fair value due to the relatively short period to maturity for these instruments.

Subsequent Events

The Company has evaluated all transactions occurring between the end of our fiscal year, October 31, 2010, and through January 31, 2011 for subsequent event disclosure consideration.

Recent Accounting Pronouncements

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“SFAS 168” or ASC 105-10). SFAS 168 (ASC 105-10) establishes the Codification as the sole source of authoritative accounting principles recognized by the FASB to be applied by all nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 (ASC 105-10) was prospectively effective for financial statements issued for fiscal years ending on or after September 15, 2009, and interim periods within those fiscal years. The adoption of SFAS 168 (ASC 105-10) on October 1, 2009 did not impact the Company’s results of operations or financial condition. The Codification did not change GAAP; however, it did change the way GAAP is organized and presented. As a result, these changes impact how companies reference GAAP in their financial statements and in their significant accounting policies. The Company implemented the Codification in this Report by providing references to the Codification topics alongside references to the corresponding standards.

In May 2009, the FASB issued ASC 855, “Subsequent Events,” which modifies the definition of subsequent events and requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. These requirements became effective for us on June 15, 2009.  There was no effect of adoption of this standard on the consolidated financial statements.

MobileBits does not expect that any other recently issued accounting pronouncement will have a significant impact on the results of operations, financial position, or cash flows of the Company.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a net loss of $1,594,081 and net cash used in operations of $943,229 for the year ended October 31, 2010; and a deficit accumulated during the development stage of 2,109,787 at October 31, 2010.  In addition, the Company is in the development stage and has not yet generated any revenues.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

 The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to issue additional equity and incur additional liabilities with related parties to sustain the Company’s existence although no commitments for funding have been made and no assurance can be made that such commitments will be available.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of assets or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken the following actions:

●	Raised $1.5 million subsequent to October 31, 2010,

●	seeking additional third party debt and/or equity financing; and

●	continue with the implementation of the business plan, which may include merging with an operating entity.

NOTE 4 – CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances in one financial institution.  The balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.   At October 31, 2010, MobileBits had a cash balance of $64,295, all of which was insured.

NOTE 5 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at:

	Estimated
	Useful Life	October 31, 2010	October 31, 2009
Website and database	3	$19,079	$9,879
Less: accumulated depreciation		(3,921)	(274)
		$15,158	$9,605

NOTE 6 – RELATED PARTY  TRANSACTIONS

On March 24, 2009, MobileBits entered into a consulting agreement with Walter Kostiuk (Kostiuk), who assumed the role of President, CEO, Secretary, Treasurer, Director and Chairman of the Board of Directors.   Since inception, MobileBits expensed compensation in connection with the consulting agreement of $131,758.  Also on March 24, 2009, Kostiuk was issued 16,666,664 shares of common stock for $2,000 as founder shares and was paid $53,000 of the amount due for services related to the agreement, leaving a payable of $76,758 due to Kostiuk as of October 31, 2009.

During the year ended October 31, 2010, related party notes payable and accrued interest totaling $43,777 were forgiven and recorded as a contribution to capital.

As of May 1, 2010, the Company converted the contractor agreement with Kostiuk to an employment agreement.  Upon signing the agreement, Mr. Kostiuk was issued options, that consist of the right to purchase 1,000,000 shares of the Company’s common stock.  The right to purchase such stock is nontransferable and vests in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2010.  The options shall have a term of ten (10) years and the exercise price of the options is $1.00 per common share.  The options had a fair value of $989,376, of which $164,896 was expensed during the fiscal year ended October 31, 2010, with the remaining unamortized balance of $824,480 to be expensed over the next thirty months.  The option was valued using the Black-Scholes option-pricing model and the following parameters: (1)3.69% risk-free discount rate, (2) expected volatility of 157.47%, (3) $0 expected dividends, (4) an expected term of 10 years based on term of the option, and (5) a stock price on measurment date of $1.00.  The Company also expensed $240,000 in consulting expense and $9,000 in auto expense in relation to Kostiuk’s prior contract and current employment agreements.  As of October 31, 2010, Mr. Kostiuk was due $40,100 as commission for 10% of all funds raised via stock sales from May 1, 2010 through October 31, 2010.  The $40,100 is recorded as offering cost as a reduction to additional paid in capital.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

MobileBits’ principal office is located at 1990 Main Street, Suite 750, Sarasota, Florida 34236. The rent through December 31, 2009 was $826 per month plus taxes and services and increased to $1,100 per month for the period January 1, 2010 through December 31, 2010 when the lease expired.  The lease was renewed for an additional three months at $1,175 per month for the period January 1, 2011 through March 31, 2011.

On March 23, 2009, the Company entered into a two year consulting agreement with Skyline Investments Corp. (“Skyline) to provide public relations services with an additional five year option exercisable by the Company.  Under the terms of the agreement, Skyline is to be paid $20,000 per month.

On March 24, 2009, the Company entered into a contractor agreement with Walter Kostiuk (“Kostiuk”) who assumed the role of President, CEO, Secretary, Treasurer, Director, and Chairman of the Board of Directors.  Under the terms of the contract, Kostiuk is to be paid $14,000 per month and is entitled to receive an annual bonus of $72,000 for meeting corporate objectives as determined by the Company.  As of May 1, 2010, the Company converted the contractor agreement with Kostiuk to an employment agreement.  Under the new agreement, the agreement commence on May 1, 2010 and continues through April 30, 2015; provided, however, that beginning on March 1, 2015 and on each March 1 of every term (each a “5 Year Renewal Date”) thereafter, a (five) 5 year term of this agreement shall automatically be extended for one additional (five) 5 year term, unless either party gives the other written notice of non-renewal at least ninety (90) days prior to any such renewal date.  Kostiuk will have an annual base salary of $240,000, in the event the net profits are less than $375,000; $340,000 in the event the net profits are less than $750,000 and more than $375,000 per quarter; $450,000 in the event the net profits are less than $1,200,000 and more than $750,000 per quarter; $650,000 in the event the net profits are less than $2,500,000 and more than $1,200,000 per quarter; and $700,000 plus eight (8%) of the annual net profits, from all sources, before depreciation, amortization and taxes greater than $10,000,000 to be paid within thirty days of receipt of the audited financial statements.  Kostiuk will also participate in the Company’s bonus and other incentive compensation plans and programs, Milestone and Achievement Compensation Plans, receive an automobile allowance in the amount of $1,500 per month and was issued stock options, effective as of May 1, 2010, that consist of the right to purchase 1,000,000 shares of the Employer’s common stock.  The right to purchase such stock is nontransferable and shall vest in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2010.  The options shall have a term of ten (10) years and the exercise price of the options is $1.00 per common share.

On April 1, 2009, the Company entered into a marketing and consulting agreement with Andrea Vaccaro (“Vaccaro”).  The agreement is renewable annually and was renewed on April 1, 2010.  Under the terms of the agreement, Vaccaro will be paid $7,000 per month and is entitled to receive an annual bonus of $36,000 for meeting corporate objectives as determined by the Company.

NOTE 8 – STOCK OPTION ACTIVITY

The following is a summary of stock option activity for the years ended October 31, 2010 and 2009:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinisc Value
Outstanding, October 31, 2008	-	$-	-	$-
Granted	125,000	0.50
Exercised	-	-
Forfeited	-	-
Expired	-	-
Outstanding, October 31, 2009	125,000	0.50	4.23	-
Granted	1,354,167	0.87
Exercised	-	-
Forfeited	-	-
Expired	(62,500)	0.50
Outstanding, October 31, 2010	1,416,667	$0.85	8.21	$1,979,167
Exercisable, October 31, 2010	194,444	$0.50	1.26	$340,278

The above options were valued using the Black-Scholes option-pricing model and the following parameters: (1) 0.38% to 3.69% risk-free discount rate, (2) expected volatility of 157.47% to 214.57%, (3) $0 expected dividends, and (4) an expected term of 1 to 10 years for each grant based on term of option.

The following is a summary of outstanding stock options at October 31, 2010:

Number of Common Stock Equivalents	Expiration Date	Remaining Contracted Life (Years)	Exercise Price	Weighted Average Remaining Contracted Life (Years)
41,667	21-Jan-15	4.23	$0.50	0.12
41,667	21-Jan-15	4.23	$0.50	0.12
41,667	21-Jan-15	4.23	$0.50	0.12
208,333	31-Oct-16	6.01	$0.50	0.88
41,667	21-Jan-15	4.23	$0.50	0.12
41,667	21-Jan-15	4.23	$0.50	0.12
1,000,000	30-Apr-20	9.51	$1.00	6.71
1,416,667				8.21

All options issued and outstanding are being amortized over their respective vesting periods.  The unrecognized compensation expense at October 31, 2010, was $909,853.

NOTE 9 – STOCKHOLDERS’ EQUITY (DEFICIT)

On July 22, 2008 (inception), the Company issued 14,000,000 shares of common stock to the founders for $2,000.

On July 29, 2008, the Company issued 210,000 shares of common stock, having a fair value of $3,000, based upon the fair value of the legal services provided.  The fair value of the services provided reflect a more readily determinable fair value than the shares issued in recent cash transactions with third parties.  The Company expensed this stock issuance as share-based compensation expense.

 During July and September 2008, the Company issued 2,380,000 shares of common stock for gross proceeds of $34,000 to third party investors.

During the year ended October 31, 2009, the Company issued 17,847,377 shares of common stock for gross proceeds of $652,647, less placement cost of $7,523.

The Company recorded amortization of share-based compensation of $313,037and $20,829 for the option grants in the years ended October 31, 2010 and 2009, respectively.

In November 2009, the Company issued 555,000 shares of common stock for $200,000.

In December 2009, the Company issued 41,664 shares of common stock for $25,000.

On March 12, 2010, 14,000,000 shares of common stock were cancelled in connection with the Share Exchange Agreement.

During the period January 2010 through October 31, 2010, in a series of closings, the Company issued 525,000 shares of common stock for $262,500.

The Company also received proceeds of $171,000 from various investors for the sale of 85,500 shares of its common stock.  The stock has not been issued, and therefore, the funds received are recorded as a stock payable on the balance sheet.

As of October 31, 2010, Mr. Kostiuk was due $40,100 for 10% of all funds raised via stock sales from May 1, 2010 through October 31, 2010.  The $40,100 is recorded as offering costs asreduction to additional paid in capital.

NOTE 10 - INCOME TAXES

Reconciliation between actual tax expense (benefit) and income taxes computed by applying the U.S. federal income tax rate and state income tax rate to income from continuing operations before income taxes are as follows:

	October 31,
	2010	2009

Computed at U.S. and State statutory rates (34%)	$(540,297)	$(169,112)
Permanent differences	883	612
Change in valuation allowance	539,414	168,500
Total	$-	$-

Tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred liabilities are presented below:

	October 31,
	2010	2009
Deferred tax assets:
Net operating loss carry-forwards	$559,217	$141,545
Non-deductible stock compensation	154,925	33,183
Total deferred tax assets	714,142	174,728
Less valuation allowance	(714,142)	(174,728)
Total	$-	$-

At October 31, 2010, MobileBits had a net operating loss carry-forwards for federal and state income tax purposes of approximately $1,644,757 which will begin to expire, if unused, beginning in 2029. The valuation allowance increased approximately $539,414 and $168,500 for the years ended October 31, 2010 and 2009, respectively.

The above estimates are based upon management's decisions concerning certain elections which could change the relationship between net income and taxable income. Management decisions are made annually and could cause the estimates to vary significantly.

NOTE 11 – SUBSEQUENT EVENT

During the period from November 1, 2010 through January 31, 2011, MobileBits has raised gross proceeds of $1,474,896 from the sale of 2,949,792 common shares of stock to be issued in the near future.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Financial Statements
July 31, 2011
(Unaudited)

CONTENTS

Page(s)
Consolidated Financial Statements:

Consolidated Balance Sheets - As of July 31, 2011 and October 31, 2010 (Unaudited)	4

Consolidated Statements of Operations - For the three and nine months ended July 31, 2011 and 2010, and for the period from July 22, 2008 (Inception) to July 31, 2011 (Unaudited)	5

Consolidated Statements of Cash Flows - For the nine months ended July 31, 2011 and 2010, and for the period from July 22, 2008 (Inception) to July 31, 2011 (Unaudited)	6

Notes to Consolidated Financial Statements (Unaudited)	7-11

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Balance Sheets
(Unaudited)

	July 31, 2011	October 31, 2010

ASSETS

Current assets:
Cash	$966,661	$64,295
Prepaid expenses	3,484	1,100

Total current assets	970,145	65,395

Website, net of accumulated depreciation of $7,284 and $3,921, respectively	11,795	15,158

TOTAL ASSETS	$981,940	$80,553

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$81,646	$250,097
Accounts payable and accrued expenses - related party	126,521	260,066
Stock payable	-	171,000

Total current liabilities	208,167	681,163

Commitments and contingencies	-	-

Stockholders' equity (deficit):
Preferred stock, $0.001 par value; 10,000,000 shares authorized;
none issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized;
27,184,416 and 21,559,041 shares issued and outstanding, respectively	27,184	21,559
Additional paid-in capital	4,468,285	1,487,618
Deficit accumulated during the development stage	(3,721,696)	(2,109,787)

Total stockholders' equity (deficit)	773,773	(600,610)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$981,940	$80,553

See accompanying  notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Operations
(Unaudited)
	For the Three Months Ended		For the Nine Months Ended		For the Period from July 22, 2008 (Inception) to
	July 31,		July 31,		July 31,
	2011	2010	2011	2010	2011

Revenues	$-	$-	$-	$-	$-

Operating Expenses:
General and administrative	582,230	439,594	1,608,546	1,306,641	3,714,412
Depreciation	1,121	1,121	3,363	2,526	7,284
Total Operating Expenses	583,351	440,715	1,611,909	1,309,167	3,721,696

Net loss	$(583,351)	$(440,715)	$(1,611,909)	$(1,309,167)	$(3,721,696)

Net loss per common share - basic and diluted	$(0.02)	$(0.02)	$(0.06)	$(0.05)

Weighted average number of common shares outstanding
- basic and diluted	26,123,159	21,034,057	25,007,258	27,696,590

See accompanying notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Unaudited)
			For the Period from
	For the Nine Months Ended July 31,		July 22, 2008 (Inception) to
			July 31,
	2011	2010	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,611,909)	$(1,309,167)	$(3,721,696)
Adjustments to reconcile net loss to net cash
used in operating activities:
Stock-based compensation	437,772	266,587	774,648
Depreciation	3,363	2,526	7,284
Changes in operating assets and liabilities:
Prepaid expenses	(2,384)	24,977	(3,484)
Accounts payable and accrued liabilities	(168,451)	209,201	152,646
Accounts payable and accrued liabilities related party	(198,934)	78,510	7,591
Net cash used in operating activities	(1,540,543)	(727,366)	(2,798,193)

CASH FLOWS FROM INVESTING ACTIVITIES
Payment for Website and database	-	(9,200)	(19,079)
Net cash used in investing activities	-	(9,200)	(19,079)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of loans - related party	-	(701)	-
Proceeds from advances - related party	-	-	41,500
Proceeds from issuance of common stock	2,641,688	225,000	3,988,835
Commissions paid on common stock sales – related party	(198,779)	-	(246,402)
Proceeds received from stock payable	-	122,500	-
Net cash provided by financing activities	2,422,909	346,799	3,783,933

Net increase (decrease) in cash	902,366	(389,767)	966,661
Cash at beginning of period	64,295	398,324	-
Cash at end of period	$966,661	$8,557	$966,661

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

NON CASH INVESTING AND
FINANCING ACTIVITIES
Common shares issued for stock payable	$171,000	$-	$171,000
Commissions due on common stock sales - related party	$105,489	$-	$105,489
Debt forgiveness - related party	$-	$43,777	$43,777
Cancellation of shares	$-	$14,000	$14,000

  See accompanying notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Notes to Consolidated Financial Statements
(Unaudited)

NOTE 1 – BASIS OF PRESENTATION AND NATURE OF OPERATIONS

The accompanying unaudited interim consolidated financial statements of MobileBits Holdings Corporation (the “Company”), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In management's opinion, all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.  The interim results for the period ended July 31, 2011 are not necessarily indicative of results for the full fiscal year.

The unaudited interim consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and footnotes, which are included as part of the Company’s Form 10-K for the year ended October 31, 2010.

The Company intends to become a global technology company focused on providing answers and highly targeted advertising through an automated answer engine via web and mobile smart-phone applications.  The Company will offer a wide range of answers on a broad scope of web-based content.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include equity-based financing and further implementation of the business plan. The Company has not generated any revenues since inception.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

Significant estimates include a 100% valuation allowance for deferred taxes due to the Company’s continuing and expected future losses and assumptions and estimates for the valuation for share-based compensation arrangements.

Principles of Consolidation

The consolidated financial statements include the Company’s accounts and those of the Company’s wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated.

Reclassifications

Certain amounts for prior periods have been reclassified to conform to the current period presentation.

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including the Company’s current assets and current liabilities, approximate fair value due to the relatively short period to maturity for these instruments.

Website and Database

Website development and the purchase of database information tools are recorded at cost and amortized on the straight-line method over their estimated useful lives.  Expenditures for normal maintenance are charged to expense as incurred.

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company follows ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return.  ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information. As of July 31, 2011, the Company had not recorded any tax benefits from uncertain tax positions.

Earnings per Share

Basic earnings per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.  For the nine months ended July 31, 2011 and 2010, the Company excluded common stock warrants of 2,379,016 and 1,416,667, respectively, since they have anti-dilutive effect on the earnings per share.

Share-Based Payments

The Company follows the Accounting Standards Codification ASC 718 - Compensation - Stock Compensation. In accordance with ASC 718, the Company estimates the fair value of each stock option award at the grant date by using the Black-Scholes option pricing model and common shares based on the last quoted market price of the Company’s common stock on the date of the share grant. The fair value determined represents the cost for the award and is recognized over the vesting period during which an employee is required to provide service in exchange for the award. As share-based compensation expense is recognized based on awards ultimately expected to vest, the Company reduces the expense for estimated forfeitures based on historical forfeiture rates. Previously recognized compensation costs may be adjusted to reflect the actual forfeiture rate for the entire award at the end of the vesting period. Excess tax benefits, as defined in ASC 718, if any, are recognized as an addition to paid-in capital.

Subsequent Events

The Company has evaluated all transactions through the financial statement issuance date for subsequent event disclosure consideration and no material subsequent events were noted.

Recent Accounting Pronouncements

MobileBits does not expect that any recently issued accounting pronouncements will have a significant impact on the results of operations, financial position, or cash flows of the Company.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a net loss of $1,611,909 and net cash used in operations of $1,540,543 for the nine months ended July 31, 2011; and an accumulated deficit of $3,721,696 at July 31, 2011.  In addition, the Company is in the development stage and has not yet generated any revenues.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to issue additional equity and incur additional liabilities with related parties to sustain the Company’s existence although no commitments for funding have been made and no assurance can be made that such commitments will be available.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of assets or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken, or plans to take, the following actions:

●	raised $2.6 million for the nine months ended July 31, 2011,

●	seeking additional third party debt and/or equity financing; and

●	continues with the implementation of the business plan, which may include merging with an operating entity.

NOTE 4 – RELATED PARTY TRANSACTIONS

As of May 1, 2010, the Company entered into an employment agreement with Walter Kostiuk. In conjunction with the agreement, Mr. Kostiuk was issued options that consist of the right to purchase 1,000,000 shares of the Company’s common stock.  The right to purchase such stock is nontransferable and vests in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2010.  The options shall have a term of ten (10) years and the exercise price of the options is $1.00 per common share.  The options had a fair value of $989,376, of which $164,896 was expensed during the fiscal year ended October 31, 2010 and $247,344 was expensed during the nine months ended July 31, 2011. The remaining unamortized balance of $577,136 will be expensed over the next 21 months.

The Company also expensed $180,000 in wages and $13,500 in automobile expense in connection with Mr. Kostiuk’s employment agreement for the nine months ended July 31, 2011 compared to $180,000 in consulting fees and $0 in automobile expense for the six months ended July 31, 2010.

Under the employment agreement with the Company, Mr. Kostiuk is entitled to compensation of 10% of all funds raised.  The Company incurred offering costs in the amount of $264,168 payable to Mr. Kostiuk for the nine months ended July 31, 2011 and recorded the offering costs as a reduction to additional paid in capital.  As of July 31, 2011, $105,489 of the $264,168 remained unpaid and recorded as accrued expenses – related party.  Total cash payments for offering costs during the nine months ended July 31, 2011 were $198,779 of which $40,100 was for offering costs accrued as of October 31, 2010 and the remaining $158,679 was for offering costs incurred during the nine months ended July 31,2011.  The costs are calculated as commissions for 10% of all funds raised via stock sales for the nine months ended July 31, 2011.

As of May 1, 2011, the Company entered into an employment agreement with Andrea Kostiuk.  In conjunction with the agreement, Ms. Kostiuk was issued options that consist of the right to purchase 250,000 shares of the Company’s common stock.  The right to purchase such stock is nontransferable and vests in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2011.  The options shall have a term of ten (10) years and the exercise price of the options is $1.02 per common share.  The options had a fair value of $254,601, of which $21,217 was expensed during the nine months ended July 31, 2011, the remaining unamortized balance of $233,384 will be expensed over the next 33 months.  The option was valued using the Black-Scholes option-pricing model and the following parameters: (1) 3.31% risk-free discount rate, (2) expected volatility of 190.11%, (3) $0 expected dividends, (4) an expected term of 10 years based on term of the option, and (5) a stock price on the measurement date of $1.02.

On June 14, 2011, the Company also issued options that consist of the right to purchase 250,000 shares of the Company’s common stock to Andrea Kostiuk.  The right to purchase such stock is nontransferable and vests in equal thirds on each one (1) year anniversary of the grant date over a sixteen and a half month period commencing on the June 14, 2011.  The options shall have a term of 5.39 years and the exercise price of the options is $0.51 per common share.  The options had a fair value of $242,942, of which $22,086 was expensed during the nine months ended July 31, 2011. The remaining unamortized balance of $220,856 will be expensed over the next fifteen months.  The option was valued using the Black-Scholes option-pricing model and the following parameters: (1) 1.70% risk-free discount rate, (2) expected volatility of 215.68%, (3) $0 expected dividends, (4) an expected term of 5.39 years based on term of the option, and (5) a stock price on the measurement date of $0.98.

NOTE 5 – STOCK OPTION ACTIVITIES

The following is a summary of stock option activities for the nine months ended July 31, 2011:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding, October 31, 2010	1,416,668	$0.85
Granted	1,170,681	-
Exercised	-	-
Forfeited	(208,333)	-
Expired	-	-
Outstanding, July 31, 2011	2,379,016	$0.76	7.75	$5,334,866
Exercisable, July 31, 2011	778,447	$0.74	4.91	$1,760,257

The above 1,170,681 options were valued using the Black-Scholes option-pricing model and the following parameters: (1) 0.38% to 3.69% risk-free discount rate, (2) expected volatility of 157.47% to 214.57%, (3) $0 expected dividends, and (4) an expected term of 1 to 10 years for each grant based on the term of the options.

The following is a summary of outstanding stock options at July 31, 2011:

Number of Common Stock Equivalents	Expiration Date	Remaining Contracted Life (Years)	Exercise Price	Weighted Average Remaining Contracted Life (Years)
41,667	21-Jan-15	3.73	$0.50	0.10
41,667	21-Jan-15	3.73	$0.50	0.10
41,667	21-Jan-15	3.73	$0.50	0.10
41,667	21-Jan-15	3.73	$0.50	0.09
41,667	21-Jan-15	3.73	$0.50	0.09
1,000,000	30-Apr-20	9.00	$1.00	4.21
250,000	01-Nov-16	5.39	0.51	0.57
250,000	01-Nov-16	5.39	$0.51	0.57
250,000	30-Apr-21	10.00	0.51	1.05
420,681	27-Jun-16	5.00	$0.75	0.88
2,379,016

All options issued and outstanding are being amortized over their respective vesting periods.  The unrecognized compensation expense at July 31, 2011 was $720,630.

NOTE 6 – STOCKHOLDERS’ EQUITY (DEFICIT)

The Company recorded amortization of share-based compensation of $437,772 for the nine months ended July 31, 2011 for the options granted during the nine months ended July 31, 2011 and prior to October 31, 2010.

During the nine months ended July 31, 2011, the Company received net proceeds of $2,641,688 from various investors for the sale of 5,283,375 shares of its common stock. In accordance with Mr. Kostiuk’s employment agreement, the Company incurred $264,168 of offering costs due to Mr. Kostiuk for 10% of all funds raised via stock sales from November 1, 2010 through July 31, 2011. The $264,168 was recorded as offering costs and as a reduction to additional paid in capital. As of July 31, 2011, there was a balance due of $105,489 payable to Mr. Kostiuk for commissions earned.

During the nine months ended July 31, 2010, the Company issued 596,667 shares of common stock for $225,000.

During the nine months ended July 31, 2010, the Company recorded amortization of share-based compensation of $266,587 relating to option grants.

During the nine months ended July 31, 2010, the Company received $122,500 from various investors for 245,000 shares of its common stock.  The stock has not been issued, and therefore, the funds received are recorded as a stock payable on the balance sheet.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Financial Statements
April 30, 2011
(Unaudited)

CONTENTS

Page(s)
Consolidated Financial Statements:

Consolidated Balance Sheets - As of April 30, 2011 and October 31, 2010 (Unaudited)	4

Consolidated Statements of Operations - For the three and six months ended April 30, 2011 and 2010, and for the period from July 22, 2008 (Inception) to April 30, 2011 (Unaudited)	5

Consolidated Statements of Cash Flows - For the six months ended April 30, 2011 and 2010, and for the period from July 22, 2008 (Inception) to April 30, 2011 (Unaudited)	6

Notes to Consolidated Financial Statements (Unaudited)	7-13

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Balance Sheets
(Unaudited)

	April 30, 2011	October 31, 2010

ASSETS

Current assets:
Cash	$1,010,759	$64,295
Prepaid expenses	3,484	1,100

Total current assets	1,014,243	65,395

Website, net of accumulated depreciation of $6,163 and $3,921, respectively	12,916	15,158

TOTAL ASSETS	$1,027,159	$80,553

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$54,411	$250,097
Accounts payable and accrued expenses - related party	243,777	260,066
Stock payable	-	171,000

Total current liabilities	298,188	681,163

Commitments and contingencies	-	-

Stockholders' equity (deficit):
Preferred stock, $0.001 par value; 10,000,000 shares authorized;
none issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized;
26,340,853 and 21,559,041 shares issued and outstanding, respectively	26,341	21,559
Additional paid in capital	3,840,975	1,487,618
Deficit accumulated during development stage	(3,138,345)	(2,109,787)

Total stockholders' equity (deficit)	728,971	(600,610)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,027,159	$80,553

See accompanying summary of accounting policies and notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Operations
(Unaudited)
	For the Three Months Ended		For the Six Months Ended		For the Period from July 22, 2008 (Inception) to
	April 30,		April 30,		April 30,
	2011	2010	2011	2010	2011

Revenues	$-	$-	$-	$-	$-

Operating Expenses:
General and administrative	421,388	593,640	1,026,316	867,047	3,132,182
Depreciation	1,121	911	2,242	1,405	6,163
Total Operating Expenses	422,509	594,551	1,028,558	868,452	3,138,345

Net loss	$(422,509)	$(594,551)	$(1,028,558)	$(868,452)	$(3,138,345)

Net loss per common share - basic and diluted	$(0.02)	$(0.02)	$(0.04)	$(0.03)

Weighted average number of common shares outstanding during
the period - basic and diluted	25,989,280	27,168,888	24,441,263	31,083,071

See accompanying summary of accounting policies and notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Unaudited)
			For the Period from
	For the Six Months Ended April 30,		July 22, 2008 (Inception) to
			April 30,
	2011	2010	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,028,558)	$(868,452)	$(3,138,345)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Stock-based compensation	189,223	79,485	526,099
Depreciation	2,242	1,405	6,163
Changes in operating assets and liabilities:
Prepaid expenses	(2,384)	25,421	(3,484)
Accounts payable and accrued liabilities	(195,686)	122,583	54,411
Accounts payable and accrued liabilities - related party	(89,500)	27,506	172,843
Net cash used in operating activities	(1,124,663)	(612,052)	(2,382,313)

CASH FLOWS FROM INVESTING ACTIVITIES
Website and database cost	-	(5,000)	(19,079)
Net cash used in investing activities	-	(5,000)	(19,079)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of loans - related party	-	(701)	-
Proceeds from advances - related party	-	-	41,500
Proceeds from issuance of common stock	2,219,906	257,500	3,567,053
Commissions paid on common stock sales – related party	(148,779)	-	(196,402)
Net cash provided by financing activities	2,071,127	256,799	3,412,151

Net increase (decrease) in cash	946,464	(360,253)	1,010,759
Cash at beginning of period	64,295	398,324	-
Cash at end of period	$1,010,759	$38,071	$1,010,759

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during year for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF NON CASH INVESTING AND
FINANCING ACTIVITIES
Common shares issued for stock payable	$171,000	$-	$171,000
Commissions due on common stock sales - related party	$113,311	$-	$113,311
Debt forgiveness - related party	$-	$43,777	$43,777
Cancellation of shares	$-	$14,000	$14,000

 See accompanying summary of accounting policies and notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Notes to Consolidated Financial Statements
 (Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements of MobileBits Holdings Corporation (the “Company”), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.  The interim results for the period ended April 30, 2011 are not necessarily indicative of results for the full fiscal year.

The unaudited interim consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and footnotes, which are included as part of the Company’s Form 10-K for the year ended October 31, 2010.

NOTE 2 – NATURE OF OPERATIONS

Nature of Operations and Merger

Bellmore Corporation (“BC”) was incorporated in the State of Nevada on July 22, 2008.  On January 25, 2010, BC changed its name to MobileBits Holdings Corporation (the “Company” or “MB”).

MobileBits Corporation (“MBC”) was incorporated in Florida in March 2009. The business was founded by Walter Kostiuk, with the intention of delivering a mobile answer engine to provide relevant answers and mobile advertising to mobile smartphone and cell phone user’s queries.

The Company entered into a Share Exchange Agreement, dated March 12, 2010 (the “ Share Exchange Agreement”) between MB, MobileBits Corporation (“MBC”) and the shareholders of MobileBits Corporation (the “MBC Shareholders”) pursuant to which MB acquired MBC, an early stage software development firm targeting its software at the mobile search market. Walter Kostiuk owned a majority interest in both MB and MBC.  The transaction closed on March 12, 2010 and MB acquired 100% of the outstanding shares of common stock of MBC (the “MBC Stock”) from the MBC shareholders. In exchange for the MBC common stock and $275,000, MB issued 18,752,377 shares of common stock to the MBC shareholders, which represented approximately 87.9% of MB’s issued and outstanding common stock. Concurrently, pursuant to the terms of the Share Exchange Agreement, Walter Kostiuk, the principal shareholder of the Company, cancelled a total of 14,000,000 shares of common stock.  Upon closing, MBC became a 100% wholly-owned subsidiary of the Company.  The $275,000 was recorded as merger costs as a component of general and administrative expense.  Since the merger was between entities under common control, the merger was accounted for similar to a pooling of interests whereby the assets and liabilities of MBC were recorded at historical cost.

On March 16, 2010, concurrently with the merger, our board of directors authorized a 7-for-1 forward split of our common stock, par value $0.001 per share, in the form of a stock dividend which was paid on the same date, to holders of record on that date.  All share and per share numbers have been adjusted to give effect to the stock split unless otherwise stated.

In connection with this merger, the Company changed the focus of the business. The Company previously intended to supply non-prescription nutritional products. The Company now intends to become a global technology company focused on providing answers and highly targeted advertising through an automated answer engine via web and mobile smartphone applications.  The Company will offer a wide range of answers on a broad scope of web-based content.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include equity based financing and further implementation of the business plan. The Company has not generated any revenues since inception.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

A significant estimate included a 100% valuation allowance for deferred taxes due to the Company’s continuing and expected future losses.  The Company also makes significant assumptions and estimates for the valuation for share-based compensation arrangements.

Principles of Consolidation

The consolidated financial statements include the Company’s accounts and those of the Company’s wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated.

Reclassifications

Certain amounts for prior periods have been reclassified to conform to the current period presentation.

Website and Database

Website development and the purchase of database information tools are recorded at cost and amortized on the straight-line method over their estimated useful lives.  Expenditures for normal maintenance are charged to expense as incurred.

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company follows ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return.  ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information. As of April 30, 2011, the Company had not recorded any tax benefits from uncertain tax positions.

Earnings per Share

In accordance with accounting guidance of ASC Topic 260, “Earnings per Share,”   Basic earnings per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.  During the six months ended April 30, 2011 and 2010, the Company excluded common stock warrants of 1,416,688 and 479,168, respectively, since their effect on earnings per share would have been anti-dilutive.

Share Based Payments

The Company follows the Accounting Standards Codification ASC 718 - Compensation - Stock Compensation. In accordance with ASC 718, the Company estimates the fair value of each stock option award at the grant date by using the Black-Scholes option pricing model and common shares based on the last quoted market price of the Company’s common stock on the date of the share grant. The fair value determined represents the cost for the award and is recognized over the vesting period during which an employee is required to provide service in exchange for the award. As share-based compensation expense is recognized based on awards ultimately expected to vest, the Company reduces the expense for estimated forfeitures based on historical forfeiture rates. Previously recognized compensation costs may be adjusted to reflect the actual forfeiture rate for the entire award at the end of the vesting period. Excess tax benefits, as defined in ASC 718, if any, are recognized as an addition to paid-in capital.

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including the Company’s current assets and current liabilities, approximate fair value due to the relatively short period to maturity for these instruments.

Subsequent Events

The Company has evaluated all transactions through the financial statement issuance date for subsequent event disclosure consideration and no material subsequent events were noted.

Recent Accounting Pronouncements

MobileBits does not expect that any recently issued accounting pronouncements will have a significant impact on the results of operations, financial position, or cash flows of the Company.

NOTE 4 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a net loss of $1,028,558 and net cash used in operations of $1,124,663 for the six months ended April 30, 2011; and a deficit accumulated during the development stage of $3,138,345 at April 30, 2011.  In addition, the Company is in the development stage and has not yet generated any revenues.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to issue additional equity and incur additional liabilities with related parties to sustain the Company’s existence although no commitments for funding have been made and no assurance can be made that such commitments will be available.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of assets or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken, or plans to take, the following actions:

●	Raised $2.2 million for the six months ended April 30, 2011,

●	seek additional third party debt and/or equity financing; and

●	continue with the implementation of the business plan, which may include merging with an operating entity.

NOTE 5 – CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances in one financial institution.  Beginning December 31, 2010, all noninterest-bearing transaction accounts are now fully insured, regardless of the balance, by the FDIC.  At April 30, 2011, MobileBits had a cash balance of $1,010,759, of which all was insured.

NOTE 6 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at:

	Estimated Useful Life	April 30, 2011	October 31, 2010
Website and database	3	$19,079	$19,079
Less: accumulated depreciation		(6,163)	(3,921)
		$12,916	$15,158

NOTE 7 – RELATED PARTY TRANSACTIONS

On March 24, 2009, MobileBits entered into a consulting agreement with Walter Kostiuk (Kostiuk), who assumed the role of President, CEO, Secretary, Treasurer, Director and Chairman of the Board of Directors.    Also on March 24, 2009, Kostiuk was issued 16,666,664 shares of common stock for $2,000 as founder shares.

As of May 1, 2010, the Company converted the consulting agreement with Kostiuk to an employment agreement.  See Note 8.  In conjunction with the agreement, Mr. Kostiuk was issued options that consist of the right to purchase 1,000,000 shares of the Company’s common stock.  The right to purchase such stock is nontransferable and vests in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2010.  The options shall have a term of ten (10) years and the exercise price of the options is $1.00 per common share.  The options had a fair value of $989,376, of which $164,896 was expensed during the fiscal year ended October 31, 2010 and $164,896 was expensed during the six months ended April 30, 2011, the remaining unamortized balance of $659,584 will be expensed over the next twenty four months.  The option was valued using the Black-Scholes option-pricing model and the following parameters: (1) 3.69% risk-free discount rate, (2) expected volatility of 157.47%, (3) $0 expected dividends, (4) an expected term of 10 years based on term of the option, and (5) a stock price on measurement date of $1.00.

The Company also expensed $120,000 in wages and $9,000 in automobile expense in connection with Kostiuk’s employment agreement for the six months ended April 30, 2011 compared to $120,000 in consulting fees and $0 in automobile expense for the six months ended April 30, 2010.

Under the agreement, Kostiuk is also entitled to compensation of 10% of all funds raised.  The Company incurred offering costs in the amount of $221,990 payable to Kostiuk for the six months ended April 30, 2011 and recorded the offering costs as a reduction to additional paid in capital,.  As of April 30, 2011, $113,311 of the $221,990 remained unpaid and recorded as accrued expenses – related party.  Total cash payments for offering costs during the six months ended April 30, 2011 were $148,779 of which $40,100 was for offering cost accrued as of October 31, 2010 and the remaining $108,679 was for offering costs incurred during the six months ended April 30, 2011.  The costs are calculated as commissions for 10% of all funds raised via stock sales for the six months ended April 30, 2011.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

On March 23, 2009, the Company entered into a two year consulting agreement with Skyline Investments Corp. (“Skyline) to provide public relations services with an additional five year option exercisable by the Company. Under the terms of the agreement, Skyline is to be paid $20,000 per month. As of April 30, 2011, all monthly amounts had been paid plus a discretionary bonus of approximately $194,000 as a result of the services provided and as an incentive to continue the relationship on a month to month basis.  The consulting agreement expired on March 23, 2011 and Skyline is currently working on a month to month basis with MobileBits.

On March 24, 2009, the Company entered into a contractor agreement with Walter Kostiuk (“Kostiuk”) who assumed the role of President, CEO, Secretary, Treasurer, Director, and Chairman of the Board of Directors.  Under the terms of the contract, Kostiuk is to be paid $14,000 per month and is entitled to receive an annual bonus of $72,000 for meeting corporate objectives as determined by the Company.  As of May 1, 2010, the Company converted the contractor agreement with Kostiuk to an employment agreement.

Under the new agreement, the agreement commenced on May 1, 2010 and continues through April 30, 2015; provided, however, that beginning on March 1, 2015 and on each March 1 of every term (each a “5 Year Renewal Date”) thereafter, a (five) 5 year term of this agreement shall automatically be extended for one additional (five) 5 year term, unless either party gives the other written notice of non-renewal at least ninety (90) days prior to any such renewal date.  Kostiuk will have an annual base salary of $240,000, in the event the net profits are less than $375,000 per quarter; $340,000 in the event the net profits are less than $750,000 and more than $375,000 per quarter; $450,000 in the event the net profits are less than $1,200,000 and more than $750,000 per quarter; $650,000 in the event the net profits are less than $2,500,000 and more than $1,200,000 per quarter; and $700,000 plus eight (8%) of the annual net profits, from all sources, before depreciation, amortization and taxes greater than $10,000,000 to be paid within thirty days of receipt of the audited financial statements.  Kostiuk will also participate in the Company’s bonus and other incentive compensation plans and programs, Milestone and Achievement Compensation Plans, receive an automobile allowance in the amount of $1,500 per month and was issued stock options, effective as of May 1, 2010, that consist of the right to purchase 1,000,000 shares of the Employer’s common stock.  The right to purchase such stock is nontransferable and shall vest in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2010.  The options shall have a term of ten (10) years and the exercise price of the options is $1.00 per common share. Under the agreement, Kostiuk is also entitled to compensation of 10% of all funds raised.

On April 1, 2009, the Company entered into a marketing and consulting agreement with Andrea Vaccaro (“Vaccaro”), the CEO’s spouse.  The agreement is renewable annually and was renewed on April 1, 2010 and 2011.  Under the terms of the agreement, Vaccaro will be paid $7,000 per month and is entitled to receive an annual bonus of $36,000 for meeting corporate objectives as determined by the Company.

MobileBits’ principal office is located at 1990 Main Street, Suite 750, Sarasota, Florida 34236. The rent through December 31, 2009 was $826 per month plus taxes and services and increased to $1,100 per month for the period January 1, 2010 through December 31, 2010 when the lease expired.  The lease was renewed for an additional three months at $1,175 per month for the period January 1, 2011 through March 31, 2011.  On April 1, 2011, MobileBits expanded their space in Suite 735 and renewed their lease for a twelve month period for $1,192 per month.

NOTE 9 – STOCK OPTION ACTIVITY

The following is a summary of stock option activity for the six months ended April 30, 2011:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding, October 31, 2010	1,416,668	$0.85
Granted	-	-
Exercised	-	-
Forfeited	-	-
Expired	-	-
Outstanding, April 30, 2011	1,416,668	$0.85	7.72	$236,667
Exercisable, April 30, 2011	277,779	$0.50	1.36	$144,444

The above options were valued using the Black-Scholes option-pricing model and the following parameters: (1) 0.38% to 3.69% risk-free discount rate, (2) expected volatility of 157.47% to 214.57%, (3) $0 expected dividends, and (4) an expected term of 1 to 10 years for each grant based on the term of the option.

The following is a summary of outstanding stock options at April 30, 2011:

Number of Common Stock Equivalents	Expiration Date	Remaining Contracted Life (Years)	Exercise Price	Weighted Average Remaining Contracted Life (Years)
41,667	21-Jan-15	3.73	$0.50	0.11
41,667	21-Jan-15	3.73	$0.50	0.11
41,667	21-Jan-15	3.73	$0.50	0.11
208,333	31-Oct-16	5.50	$0.50	0.81
41,667	21-Jan-15	3.73	$0.50	0.11
41,667	21-Jan-15	3.73	$0.50	0.11
1,000,000	30-Apr-20	9.00	$1.00	6.36
1,416,668				7.72

All options issued and outstanding are being amortized over their respective vesting periods.  The unrecognized compensation expense at April 30, 2011, was $720,630.

NOTE 10 – STOCKHOLDERS’ EQUITY (DEFICIT)

On July 22, 2008 (inception), the Company issued 14,000,000 shares of common stock to the founders for $2,000.

On July 29, 2008, the Company issued 210,000 shares of common stock, having a fair value of $3,000, based upon the fair value of the legal services provided. The fair value of the services provided reflect a more readily determinable fair value than the shares issued in recent cash transactions with third parties. The Company expensed this stock issuance as share-based compensation expense.

During July and September 2008, the Company issued 2,380,000 shares of common stock for gross proceeds of $34,000 to third party investors.

During the year ended October 31, 2009, the Company issued 17,847,377 shares of common stock for gross proceeds of $652,647, less placement costs of $7,523.

The Company recorded amortization of share-based compensation of $313,037and $20,829 for the option grants in the years ended October 31, 2010 and 2009, respectively.

In November 2009, the Company issued 555,000 shares of common stock for net proceeds of $200,000.

In December 2009, the Company issued 41,664 shares of common stock for net proceeds of $25,000.

On March 12, 2010, 14,000,000 shares of common stock were cancelled in connection with the Share Exchange Agreement.

During the period January 2010 through October 31, 2010, in a series of closings, the Company issued 525,000 shares of common stock for net proceeds of $222,400.

The Company also received proceeds of $171,000 from various investors for the sale of 342,000 shares of its common stock for the year ending October 31, 2010. The stock had not been issued as of October 31, 2010, and therefore, the funds received were recorded as a stock payable in the accompanying financial statements. During the six months ended April 30, 2011, these shares were issued.

In accordance with Mr. Kostiuk’s employment agreement, the Company incurred $40,100 of offering costs due to Mr. Kostiuk for 10% of all funds raised via stock sales from May 1, 2010 through October 31, 2010. The $40,100 is recorded as offering costs as a reduction to additional paid in capital.

During the year ended October 31, 2010, related party notes payable and accrued interest totaling $43,777 were forgiven and recorded as a contribution to capital.

The Company recorded amortization of share-based compensation of $189,223 for the six months ended April 30, 2011 for options granted prior to October 31, 2010.

During the six months ended April 30, 2011, the Company also received net proceeds of $2,071,127 from various investors for the sale of 4,439,812 shares of its common stock.

In accordance with Mr. Kostiuk’s employment agreement, the Company incurred $221,990 of offering costs due to Mr. Kostiuk for 10% of all funds raised via stock sales from November 1, 2010 through April 30, 2011. The $221,990 was recorded as offering costs and as a reduction to additional paid in capital. As of April 30, 2011, there was a balance due of $113,311 payable to Mr. Kostiuk for commissions earned.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Financial Statements
January 31, 2011
(Unaudited)

CONTENTS

Page(s)
Consolidated Financial Statements:

Consolidated Balance Sheets - As of January 31, 2011 and October 31, 2010 (Unaudited)	4

Consolidated Statements of Operations - For the three months ended January 31, 2011 and 2010, and for the period from July 22, 2008 (Inception) to January 31, 2011 (Unaudited)	5

Consolidated Statements of Cash Flows - For the three months ended January 31, 2011 and 2010, and for the period from July 22, 2008 (Inception) to January 31, 2011 (Unaudited)	6

Notes to Consolidated Financial Statements (Unaudited)	7-13

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Balance Sheets
(Unaudited)

	January 31, 2011	October 31, 2010

ASSETS

Current assets:
Cash	$1,017,648	$64,295
Prepaid expenses	1,100	1,100

Total current assets	1,018,748	65,395

Website and database, net of accumulated amortization of $5,042 and $3,921, respectively	14,037	15,158

TOTAL ASSETS	$1,032,785	$80,553

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$197,650	$321,097
Accounts payable and accrued expenses - related party	226,277	189,066
Stock payable	-	171,000

Total current liabilities	423,927	681,163

Commitments and contingencies	-	-

Stockholders' equity (deficit):
Preferred stock, $0.001 par value; 10,000,000 shares authorized;
none issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized;
25,340,853 and 21,559,041 shares issued and outstanding, respectively	25,341	21,559
Additional paid in capital	3,299,353	1,487,618
Deficit accumulated during development stage	(2,715,836)	(2,109,787)

Total stockholders' equity (deficit)	608,858	(600,610)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,032,785	$80,553

See accompanying summary of accounting policies and notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended January 31,		For the Period from July 22, 2008 (Inception) to January 31,
	2011	2010	2011

Revenues	$-	$-	$-

Operating Expenses:
Depreciation	1,121	494	5,042
General and administrative	604,928	273,407	2,710,794
Total Operating Expenses	606,049	273,901	2,715,836

Net loss	$(606,049)	$(273,901)	$(2,715,836)

Net loss per common share - basic and diluted	$(0.03)	$(0.01)

Weighted average number of common shares outstanding - basic and diluted	22,943,723	34,869,604

See accompanying summary of accounting policies and notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Unaudited)
			For the Period from
	For the Three Months Ended		July 22, 2008 (Inception) to
	January 31,	January 31,	January 31,
	2011	2010	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(606,049)	$(273,901)	$(2,715,836)
Adjustments to reconcile net loss to net cash
used in operating activities:
Stock-based compensation	96,601	38,084	433,477
Depreciation	1,121	494	5,042
Changes in operating assets and liabilities:
Prepaid expenses	-	26,400	(1,100)
Accounts receivable – related party	-	(275,000)	-
Accounts payable and accrued liabilities	(123,447)	29,934	197,650
Accounts payable and accrued liabilities - related party	36,000	14,804	155,343
Net cash used in operating activities	(667,774)	(439,185)	(1,925,424)

CASH FLOWS FROM INVESTING ACTIVITIES
Website and database cost	-	-	(19,079)
Net cash used in investing activities	-	-	(19,079)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from advances payable - related party	-	-	41,500
Proceeds from sale of common stock	1,719,906	225,000	3,067,053
Commissions paid on common stock sales – related party	(98,779)	-	(146,402)
Net cash provided by financing activities	1,621,127	225,000	2,962,151

Net increase (decrease) in cash	953,353	(214,185)	1,017,648
Cash at beginning of period	64,295	398,324	-
Cash at end of period	$1,017,648	$184,139	$1,017,648

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during year for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF NON CASH INVESTING AND
FINANCING ACTIVITIES
Common shares issued for stock payable	$171,000	$-	$171,000
Commissions due on common stock sales – related party	$113,311	$-	$113,311
Debt forgiveness - related party	$-	$-	$43,777
Cancellation of common shares	$-	$-	$14,000

See accompanying summary of accounting policies and notes to unaudited consolidated financial statements.

MobileBits Holdings Corporation
(A Development Stage Company)
Notes to Consolidated Financial Statements
 (Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements of MobileBits Holdings Corporation (the “Company”), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.  The interim results for the period ended January 31, 2011 are not necessarily indicative of results for the full fiscal year.

The unaudited interim consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and footnotes, which are included as part of the Company’s Form 10-K for the year ended October 31, 2010.

NOTE 2 – NATURE OF OPERATIONS

Nature of Operations and Merger

Bellmore Corporation (“BC”) was incorporated in the State of Nevada on July 22, 2008.  On January 25, 2010, BC changed its name to MobileBits Holdings Corporation (the “Company” or “MB”).

MobileBits Corporation (“MBC”) was incorporated in Florida in March 2009. The business was founded by Walter Kostiuk, with the intention of delivering a mobile answer engine to provide relevant answers and mobile advertising to mobile smartphone and cell phone user’s queries.

The Company entered into a Share Exchange Agreement, dated March 12, 2010 (the “ Share Exchange Agreement”) between MB, MobileBits Corporation (“MBC”) and the shareholders of MobileBits Corporation (the “MBC Shareholders”) pursuant to which MB acquired MBC, an early stage software development firm targeting its software at the mobile search market. Walter Kostiuk owned a majority interest in both MB and MBC.  The transaction closed on March 12, 2010 and MB acquired 100% of the outstanding shares of common stock of MBC (the “MBC Stock”) from the MBC shareholders. In exchange for the MBC common stock and $275,000, MB issued 18,752,377 shares of common stock to the MBC shareholders, which represented approximately 87.9% of MB’s issued and outstanding common stock. Concurrently, pursuant to the terms of the Share Exchange Agreement, Walter Kostiuk, the principal shareholder of the Company, cancelled a total of 14,000,000 shares of common stock.  Upon closing, MBC became a 100% wholly-owned subsidiary of the Company.  The $275,000 was recorded as merger costs as a component of general and administrative expense.  Since the merger was between entities under common control, the merger was accounted for similar to a pooling of interests whereby the assets and liabilities of MBC were recorded at historical cost.

On March 16, 2010, concurrently with the merger, our board of directors authorized a 7-for-1 forward split of our common stock, par value $0.001 per share, in the form of a stock dividend which was paid on the same date, to holders of record on that date.  All share and per share numbers have been adjusted to give effect to the stock split unless otherwise stated.

In connection with this merger, the Company changed the focus of the business. The Company previously intended to supply non-prescription nutritional products. The Company now intends to become a global technology company focused on providing answers and highly targeted advertising through an automated answer engine via web and mobile smartphone applications.  The Company will offer a wide range of answers on a broad scope of web-based content.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include equity based financing and further implementation of the business plan. The Company has not generated any revenues since inception.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

A significant estimate included a 100% valuation allowance for deferred taxes due to the Company’s continuing and expected future losses.  The Company also makes significant assumptions and estimates for the valuation for share-based compensation arrangements.

Principles of Consolidation

The consolidated financial statements include the Company’s accounts and those of the Company’s wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated.

Reclassifications

Certain amounts for prior periods have been reclassified to conform to the current period presentation.

Website and Database

Website development and the purchase of database information tools are recorded at cost and amortized on the straight-line method over their estimated useful lives.  Expenditures for normal maintenance are charged to expense as incurred.

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company has adopted ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return.  ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information. As of January 31, 2011, the Company had not recorded any tax benefits from uncertain tax positions.

Earnings per Share

In accordance with accounting guidance now codified as ASC Topic 260, “Earnings per Share,”   Basic earnings per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.

Share Based Payments

The Company follows the Accounting Standards Codification ASC 718 - Compensation - Stock Compensation. In accordance with ASC 718, the Company estimates the fair value of each stock option award at the grant date by using the Black-Scholes option pricing model and common shares based on the last quoted market price of the Company’s common stock on the date of the share grant. The fair value determined represents the cost for the award and is recognized over the vesting period during which an employee is required to provide service in exchange for the award. As share-based compensation expense is recognized based on awards ultimately expected to vest, the Company reduces the expense for estimated forfeitures based on historical forfeiture rates. Previously recognized compensation costs may be adjusted to reflect the actual forfeiture rate for the entire award at the end of the vesting period. Excess tax benefits, as defined in ASC 718, if any, are recognized as an addition to paid-in capital.

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including the Company’s current assets and current liabilities, approximate fair value due to the relatively short period to maturity for these instruments.

Subsequent Events

The Company has evaluated all transactions through the financial statement issuance date for subsequent event disclosure consideration.

Recent Accounting Pronouncements

MobileBits does not expect that any other recently issued accounting pronouncement will have a significant impact on the results of operations, financial position, or cash flows of the Company.

NOTE 4 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a net loss of $606,049 and net cash used in operations of $667,774 for the three months ended January 31, 2011; and a deficit accumulated during the development stage of $2,715,836 at January 31, 2011.  In addition, the Company is in the development stage and has not yet generated any revenues.  These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The ability of the Company to continue its operations is dependent on the successful execution of management's plans, which include the expectation of raising debt or equity based capital, with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to issue additional equity and incur additional liabilities with related parties to sustain the Company’s existence although no commitments for funding have been made and no assurance can be made that such commitments will be available.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of assets or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In response to these factors, management has taken, or plans to take, the following actions:

●	Raised $1.7 million for the three months ended January 31, 2011,

●	seek additional third party debt and/or equity financing; and

●	continue with the implementation of the business plan, which may include merging with an operating entity.

NOTE 5 – CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances in one financial institution.  Beginning December 31, 2010, all noninterest-bearing transaction accounts are now fully insured, regardless of the balance, by the FDIC.  At January 31, 2011, MobileBits had a cash balance of $1,017,648, of which all was insured.

NOTE 6 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at:

	Estimated Useful Life	January 31, 2011	October 31, 2010
Website and database	3	$19,079	$9,879
Less: accumulated depreciation		(5,042)	(3,921)
		$14,037	$15,158

NOTE 7 – RELATED PARTY TRANSACTIONS

On March 24, 2009, MobileBits entered into a consulting agreement with Walter Kostiuk (Kostiuk), who assumed the role of President, CEO, Secretary, Treasurer, Director and Chairman of the Board of Directors.   Since inception, MobileBits expensed compensation in connection with the consulting agreement of $131,758.  Also on March 24, 2009, Kostiuk was issued 16,666,664 shares of common stock for $2,000 as founder shares and was paid $53,000 of the amount due for services related to the agreement, leaving a payable of $76,758 due to Kostiuk as of October 31, 2009.

As of May 1, 2010, the Company converted the contractor agreement with Kostiuk to an employment agreement.  Upon signing the agreement, Mr. Kostiuk was issued options, that consist of the right to purchase 1,000,000 shares of the Company’s common stock.  The right to purchase such stock is nontransferable and vests in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2010.  The options shall have a term of ten (10) years and the exercise price of the options is $1.00 per common share.  The options had a fair value of $989,376, of which $164,896 was expensed during the fiscal year ended October 31, 2010 and $82,448 was expensed during the three months ended January 31, 2011, the remaining unamortized balance of $742,032 to be expensed over the next twenty seven months.  The option was valued using the Black-Scholes option-pricing model and the following parameters: (1) 3.69% risk-free discount rate, (2) expected volatility of 157.47%, (3) $0 expected dividends, (4) an expected term of 10 years based on term of the option, and (5) a stock price on measurement date of $1.00.  The Company also expensed $60,000 in consulting expense and $4,500 in auto expense in relation to Kostiuk’s current employment agreements.

Under the agreement, Kostiuk is also entitled to compensation of 10% of all funds raised.  As a reduction to additional paid in capital, the Company incurred offering costs in the amount of $171,990 payable to Kostiuk for the three months ended January 31, 2011.  As of January 31, 2010, $113,311 of the $171,990 remained unpaid and recorded as accrued expenses – related party.  Total cash payments for offering cost during the three months ended January 31, 2011 equaled $98,779 for which $40,100 was for offering cost accrued as of October 31, 2010 and the remaining $58,679 was for offering costs incurred during this quarter ended January 31, 2011.  The costs are calculated as commissions for 10% of all funds raised via stock sales for the three months ended January 31, 2011.  As of January 31, 2011, Mr. Kostiuk was due $113,311 in commissions relating to stock sales.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

MobileBits’ principal office is located at 1990 Main Street, Suite 750, Sarasota, Florida 34236. The rent through December 31, 2009 was $826 per month plus taxes and services and increased to $1,100 per month for the period January 1, 2010 through December 31, 2010 when the lease expired.  The lease was renewed for an additional three months at $1,175 per month for the period January 1, 2011 through March 31, 2011.

On March 23, 2009, the Company entered into a two year consulting agreement with Skyline Investments Corp. (“Skyline) to provide public relations services with an additional five year option exercisable by the Company.  Under the terms of the agreement, Skyline is to be paid $20,000 per month.  As of January 31, 2011, all monthly amounts had been paid plus a discretionary bonus of approximately $194,000.

On March 24, 2009, the Company entered into a contractor agreement with Walter Kostiuk (“Kostiuk”) who assumed the role of President, CEO, Secretary, Treasurer, Director, and Chairman of the Board of Directors.  Under the terms of the contract, Kostiuk is to be paid $14,000 per month and is entitled to receive an annual bonus of $72,000 for meeting corporate objectives as determined by the Company.  As of May 1, 2010, the Company converted the contractor agreement with Kostiuk to an employment agreement.  Under the new agreement, the agreement commenced on May 1, 2010 and continues through April 30, 2015; provided, however, that beginning on March 1, 2015 and on each March 1 of every term (each a “5 Year Renewal Date”) thereafter, a (five) 5 year term of this agreement shall automatically be extended for one additional (five) 5 year term, unless either party gives the other written notice of non-renewal at least ninety (90) days prior to any such renewal date.  Kostiuk will have an annual base salary of $240,000, in the event the net profits are less than $375,000 per quarter; $340,000 in the event the net profits are less than $750,000 and more than $375,000 per quarter; $450,000 in the event the net profits are less than $1,200,000 and more than $750,000 per quarter; $650,000 in the event the net profits are less than $2,500,000 and more than $1,200,000 per quarter; and $700,000 plus eight (8%) of the annual net profits, from all sources, before depreciation, amortization and taxes greater than $10,000,000 to be paid within thirty days of receipt of the audited financial statements.  Kostiuk will also participate in the Company’s bonus and other incentive compensation plans and programs, Milestone and Achievement Compensation Plans, receive an automobile allowance in the amount of $1,500 per month and was issued stock options, effective as of May 1, 2010, that consist of the right to purchase 1,000,000 shares of the Employer’s common stock.  The right to purchase such stock is nontransferable and shall vest in equal thirds on each one (1) year anniversary of the grant date over a three (3) year period commencing on the May 1, 2010.  The options shall have a term of ten (10) years and the exercise price of the options is $1.00 per common share.

On April 1, 2009, the Company entered into a marketing and consulting agreement with Andrea Vaccaro (“Vaccaro”).  The agreement is renewable annually and was renewed on April 1, 2010.  Under the terms of the agreement, Vaccaro will be paid $7,000 per month and is entitled to receive an annual bonus of $36,000 for meeting corporate objectives as determined by the Company.

On January 1, 2011, the Company entered into a consulting agreement with Evans, LLC.  The agreement is for three months commencing on January 1, 2011 and ending March 31, 2011.  Under the terms of the agreement, Evans, LLC will be paid $30,000 per month for professional services relating to the evaluation of the Company’s semantic search platform and providing guidance and analysis for areas of improvement to meet the Company’s goals.

NOTE 9 – STOCK OPTION ACTIVITY

The following is a summary of stock option activity for the three months ended January 31, 2011:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding, October 31, 2010	1,416,667	$0.85
Granted	-	-
Exercised	-	-
Forfeited	-	-
Expired	-	-
Outstanding, January 31, 2011	1,416,667	$0.85	7.96	$1,625,000
Exercisable, January 31, 2011	277,778	$0.50	1.43	$416,667

The above options were valued using the Black-Scholes option-pricing model and the following parameters: (1) 0.38% to 3.69% risk-free discount rate, (2) expected volatility of 157.47% to 214.57%, (3) $0 expected dividends, and (4) an expected term of 1 to 10 years for each grant based on term of option.

The following is a summary of outstanding stock options at January 31, 2011:

Number of Common Stock Equivalents	Expiration Date	Remaining Contracted Life (Years)	Exercise Price	Weighted Average Remaining Contracted Life (Years)
41,667	21-Jan-15	3.98	$0.50	0.12
41,667	21-Jan-15	3.98	$0.50	0.12
41,667	21-Jan-15	3.98	$0.50	0.12
208,333	31-Oct-16	5.75	$0.50	0.85
41,667	21-Jan-15	3.98	$0.50	0.12
41,667	21-Jan-15	3.98	$0.50	0.12
1,000,000	30-Apr-20	9.25	$1.00	6.53
1,416,667				7.96

All options issued and outstanding are being amortized over their respective vesting periods.  The unrecognized compensation expense at January 31, 2011, was $813,252.

NOTE 10 – STOCKHOLDERS’ EQUITY (DEFICIT)

On July 22, 2008 (inception), the Company issued 14,000,000 shares of common stock to the founders for $2,000.

On July 29, 2008, the Company issued 210,000 shares of common stock, having a fair value of $3,000, based upon the fair value of the legal services provided.  The fair value of the services provided reflect a more readily determinable fair value than the shares issued in recent cash transactions with third parties.  The Company expensed this stock issuance as share-based compensation expense.

During July and September 2008, the Company issued 2,380,000 shares of common stock for gross proceeds of $34,000 to third party investors.

During the year ended October 31, 2009, the Company issued 17,847,377 shares of common stock for gross proceeds of $652,647, less placement cost of $7,523.

The Company recorded amortization of share-based compensation of $313,037and $20,829 for the option grants in the years ended October 31, 2010 and 2009, respectively.

In November 2009, the Company issued 555,000 shares of common stock for gross proceeds of $200,000.

In December 2009, the Company issued 41,664 shares of common stock for gross proceeds of $25,000.

On March 12, 2010, 14,000,000 shares of common stock were cancelled in connection with the Share Exchange Agreement.

During the period January 2010 through October 31, 2010, in a series of closings, the Company issued 525,000 shares of common stock for gross proceeds of $262,500.

The Company also received proceeds of $171,000 from various investors for the sale of 342,000 shares of its common stock for the year ending October 31, 2010.  The stock had not been issued as of October 31, 2010, and therefore, the funds received were recorded as a stock payable on the balance sheet.  During the three months ended January 31, 2011 these shares were issued and the related stock payable was moved to equity.

Mr. Kostiuk earned $40,100 for 10% of all funds raised via stock sales from May 1, 2010 through October 31, 2010.  The $40,100 is recorded as offering costs as reduction to additional paid in capital.

During the year ended October 31, 2010, related party notes payable and accrued interest totaling $43,777 were forgiven and recorded as a contribution to capital.

The Company recorded amortization of share-based compensation of $96,601 for the three months ended January 31, 2011 for options granted prior to October 31, 2010.

During the three months ended January 31, 2011, the Company also received proceeds of $1,719,906 from various investors for the sale of 3,439,812 shares of its common stock.

Mr. Kostiuk earned 10% of all funds raised, or $171,990, via stock sales from November 1, 2010 through January 31, 2011.  The $171,990 was recorded as offering costs and a reduction to additional paid in capital.  As of January 31, 2011, there was a balance due of $113,311 payable to Mr. Kostiuk for commissions earned.

NOTE 11 – SUBSEQUENT EVENT

During the period from February 1, 2011 through March 14, 2011, MobileBits has raised gross proceeds of $285,000 from the sale of 570,000 common shares of stock to be issued in the near future.

Appendix C

FINANCIAL CONDITIONS AND CERTAIN OTHER INFORMATION REGARDING PRINGO, INC.

1.	Business

Pringo, Inc. (“Pringo”) is a Delaware “C” Corporation headquartered in Los Angeles, California. Established in late 2006, Pringo offers software products that combine multi-lingual enterprise-class portals, content management systems, social collaboration features, and user management tools in various open-source packages. Pringo’s clients include Comcast, eHarmony, Scripps, and Square Enix. Pringo distinguishes itself from other products of the same class in the market in four distinct areas: Pringo products are offered in an open-source format; available in 23 languages; Pringo products are easily integrated and easily deployed by enterprises; and Pringo offers over 400 customizable features.

2.	Market Price of and Dividends on Pringo, Inc.’s common equity and related stockholder matters

Market Information

Our common stock is not traded or quoted on any share exchange.

Holders

As of October 11, 2011, there were approximately 11 holders of record of our common stock. This does not reflect the number of persons or entities who held stock in nominee or street name through various brokerage firms.

Dividends

To date, we have not declared or paid any dividends on our common stock. We currently do not anticipate paying any cash dividends in the foreseeable future on our common stock. Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors has the discretion to declare and pay dividends in the future.

Payment of dividends in the future will depend upon our earnings, capital requirements, and any other factors that our Board of Directors deems relevant.

3.	Management's Discussion And Analysis Of Financial Condition And Results Of Operations

The following plan of operation provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read along with our financial statements and notes thereto. This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions.

Operational Background

Pringo Networks, Inc. (“PNI”) was incorporated in the State of Delaware on May 10, 2007. On September 4, 2008 PNI changed its name to Pringo, Inc. (“the Company” or “Pringo”).

Pringo provides software tools that combine enterprise-class multilingual portals, CMS, user management, and social collaboration features in one open-source package. Currently on version 4 of its platform, Pringo products allow for development, deployment, and management of multiple websites from an easy-to-use administration console.

As of December 31, 2010, Pringo had released version 4.0 of its product and working on new version of its product.

Results of Operation

For the fiscal year ended on December 31, 2010 Pringo’s revenues were $851,739 which after considering cost of revenues yielded gross profit of $464,140. Expenses for the period were $591,328 resulting in an operation loss of $127,188.

Fiscal Year Ended December 31, 2010 compared to the Fiscal Year Ended December 31, 2009

Revenues

Total revenues were $851,739 for the fiscal year ended December 31, 2010 compared to $799,863 for the fiscal year ended December 31, 2009. The 6.48% increase is primarily due to delivery of the latest version of Pringo product.  Cost of Revenues for the fiscal year ended December 31, 2010 were $387,599 compared to $450,324 for the same period in 2009. The decrease in cost of revenues in 2010 yielded a gross profit of $464,140 (gross profit percentage of 54.49%) compared to gross profit of $349,539 (gross profit percentage of 43.70%) during the same period in 2009. The company was able to increase its gross profit percentage by focusing on more profitable deals.

General and Administration Expenses

Our total general and administration expenses were $591,328 for the fiscal year ended December 31, 2010 compared to $761,452 for the fiscal year ended December 31, 2009. The $170,124 decrease is primarily due to management’s ability to implement operational efficiency and cost cutting measures which resulted in a decrease in Pringo’s operating loss from $411,913 to $127,188.

Liquidity and Capital Resources

As of December 31, 2010, we had $25,963 available in cash as compared to $74,131 as of December 31, 2009. The decrease in cash is primarily due to the delay of receiving recurring payments from existing clients.

Pringo’s account receivables were $104,289 as of December 31, 2010 compared to $93,907 as of December 31, 2009. The decrease in cash is primarily due to being selective in our client approach and working with companies that are in better financial position.

Cash used in operating activities

Cash used in operating activities for the fiscal year ended on December 31, 2010 and 2009 were $98,201 and $7,887 respectively.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements during this period.

4.	Changes in and Disagreements with Accountant on Accounting and financial Disclosure

None.

5.	Financial Statements

Pringo, Inc.

Balance Sheets

(Unaudited)

	December 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash	$25,963	$74,131
Investments in marketable securities	4,444	6,666
Accounts receivable, net of allowance for bad debt	69,933	93,907
Accounts receivable – related party	34,356	-
Prepaid expenses and other current assets	6,727	18,691
Total current assets	141,423	193,395

Property and equipment, net of accumulated depreciation	19,894	33,747
Software development costs, net of accumulated amortization	247,660	202,403
Domain name	20,100	20,100

TOTAL ASSETS	$429,077	$449,645

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$305,996	$240,581
Accounts payable and accrued expenses – related parties	216,132	151,500
Short-term debt – related parties, net of debt discount	191,000	159,638
Deferred revenue	1,467	-
Total current liabilities	714,595	551,719

Commitments and contingencies	-	-

Stockholders’ deficit:
Preferred stock, $0.000001 par value; 50,000,000 shares
authorized; none issued and outstanding	-	-
Common stock, $0.000001 par value; 100,000,000 shares
authorized; 23,133,500 shares issued and outstanding	23	23
Additional paid-in capital	1,867,779	1,867,779
Accumulated deficit	(2,112,764)	(1,931,542)
Accumulated other comprehensive loss	(40,556)	(38,334)
Total stockholders' deficit	(285,518)	(102,074)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$429,077	$449,645

See accompanying summary of accounting policies and notes to unaudited financial statements.

Pringo, Inc.

Statements of Operations and Comprehensive Loss

For the years ended December 31, 2010 and 2009

(Unaudited)

	December 31,	December 31,
	2010	2009

REVENUES	$851,739	$799,863
COST OF REVENUES	387,599	450,324

GROSS PROFIT	464,140	349,539

OPERATING EXPENSES:
Selling, general and administrative	476,363	487,621
Depreciation and amortization	114,965	273,831
Total operating expenses	591,328	761,452

LOSS FROM OPERATIONS	(127,188)	(411,913)

OTHER EXPENSE:
Interest expense	(54,034)	(56,344)

NET LOSS	$(181,222)	$(468,257)

OTHER COMPREHENSIVE LOSS:
Unrealized loss on available-for-sale securities	(2,222)	(193,314)

COMPREHENSIVE LOSS	$(183,444)	$(661,571)

Net loss per common share – basic and diluted	$(0.01)	$(0.02)

Weighted average number of common shares outstanding – basic and diluted	23,133,500	23,133,500

See accompanying summary of accounting policies and notes to unaudited financial statements.

Pringo, Inc.

Statements of Changes in Stockholders' Deficit

For the Years Ending December 31, 2009 and 2010

(Unaudited)

					Accumulated
			Additional		Other
	Common Stock		Paid-in	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Capital	Deficit	Income (Loss)	Equity (Deficit)

Balance, December 31, 2008	23,133,500	$23	$1,747,607	$(1,463,285)	$154,980	$439,325
Debt discount	-	-	71,685	-	-	71,685
Contributed capital	-	-	44,560	-	-	44,560
Debt conversion	-	-	3,927	-	-	3,927
Net loss	-	-	-	(468,257)	-	(468,257)
Loss on marketable securities	-	-	-	-	(193,314)	(193,314)

Balance, December 31, 2009	23,133,500	23	1,867,779	(1,931,542)	(38,334)	(102,074)

Net loss	-	-	-	(181,222)	-	(181,222)
Loss on marketable securities	-	-	-	-	(2,222)	(2,222)

Balance, December 31, 2010	23,133,500	$23	$1,867,779	$(2,112,764)	$(40,556)	$(285,518)

See accompanying summary of accounting policies and notes to unaudited financial statements.

Pringo, Inc.

Statements of Cash Flows

For the years ended December 31, 2010 and 2009

(Unaudited)

	December 31,	December 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(181,222)	(468,257)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Bad debt expense	99,383	51,485
Depreciation and amortization	114,965	273,831
Amortization of debt discount	31,362	40,323
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(75,409)	32,945
Increase in accounts receivable – related party	(34,356)	-
Decrease in prepaid expenses	11,964	4,518
Increase in accounts payable	65,415	12,042
Increase in accounts payable– related party	64,632	62,500
Increase (decrease) in deferred income	1,467	(1,500)
NET CASH PROVIDED BY OPERATING ACTIVITIES	98,201	7,887

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for Software development costs	(146,369)	(152,881)
NET CASH USED IN INVESTING ACTIVITIES	(146,369)	(152,881)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	-	44,560
Proceeds from short-term debt – related parties	115,000	194,500
Repayments of short-term-debt – related parties	(115,000)	(49,573)
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	-	189,487

Net increase (decrease) in cash	(48,168)	44,493
Cash at beginning of year	74,131	29,638

Cash at end of year	$25,963	$74,131

SUPPLEMENTAL INFORMATION:
Cash paid during year for:
Interest	$14,564	$16,021
Income tax	-	-

NON CASH INVESTING AND FINANCING ACTIVITIES:
Beneficial conversion feature discount	$-	$71,685
Cancellation of related party debt	-	3,927
Change in unrealized loss on marketable securities	2,222	193,314

See accompanying summary of accounting policies and notes to unaudited financial statements.

Pringo, Inc.

Notes to Financial Statements

(Unaudited)

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of operations

Pringo, Inc. (“Pringo”) is a Delaware Corporation with headquarters located in Los Angeles, California. Established in late 2006, Pringo was operating as Pringo Networks, LLC (a CA LLC) from 2006 – 2008.  In October 2008, Pringo Networks LLC merged with Pringo, Inc. (a Delaware Corp) and the surviving entity was Pringo, Inc.  Pringo provides software tools that combine enterprise-class multilingual portals, CMS, user management, and social collaboration features in one open-source package. Currently on Version 4 of its platform, Pringo products allow for development, deployment, and management of multiple websites from an easy-to-use administration console.

Basis of presentation

The accompanying financial statements present the financial position, results of operations and cash flows of the Company. These financial statements are prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid short-term investments purchased with an original maturity of three months or less to be cash equivalents.

The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation (FDIC). At December 31, 2010 and 2009, the Company had a cash balances in one financial institution of $25,963 and $74,131, respectively, all of which was insured.

Investments in Marketable Securities

The Company determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities are classified as held to maturity when the Company has the positive intent and ability to hold the securities to maturity. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale. Held-to-maturity securities are recorded as either short term or long term on the balance sheet, based on contractual maturity date and are stated at amortized cost. Marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and are reported at fair value, with unrealized gains and losses recognized in earnings. Debt and marketable equity securities not classified as held to maturity or as trading, are classified as available for sale, and are carried at fair market value, with the unrealized gains and losses, net of tax, included in the determination of comprehensive income and reported in shareholders’ equity.

The fair value of substantially all securities is determined by quoted market prices. The estimated fair value of securities for which there are no quoted market prices is based on similar types of securities that are traded in the market.

The Company’s short-term investments comprise only equity securities, all of which are classified as trading securities and are carried at their fair value based on the quoted market prices of the securities at December 31, 2010, and 2009. Net realized and unrealized gains and losses on trading securities are included in net earnings. For the years ending December 31, 2010 and 2009, the Company recognized loss of $2,222 and $193,314, respectively.

Accounts Receivable and Allowance for Bad Debt

The allowance for doubtful accounts is based on the Company’s past experience and other factors which, in management's judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowance for doubtful accounts is determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of the Company’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At December 31, 2010 and 2009, allowance for doubtful accounts totaled $17,955 and $37,385, respectively. For the years ended December 31, 2010 and 2009, the Company recorded bad debt expense of $99,383 and $51,485, respectively.

Long-Lived Assets

Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment are recorded using the straight-line method over the estimated useful lives of the assets, which range from three to five years.

Software Development Costs

Costs of software developed internally for licensing to third parties are expensed until the technological feasibility of the software product has been established. Thereafter, software development costs incurred through the general release of the software products are capitalized and subsequently reported at the lower of unamortized cost or net realizable value. Capitalized software development costs are amortized on a straight-line basis over the products’ respective estimated economic lives, which are typically three years. The amortization of capitalized software development costs, including any amounts accelerated for products that are not expected to generate sufficient future revenue to realize their carrying values, is included in cost of license revenue in the statements of operations. During the years ended December 31, 2010 and 2009, amounts capitalized were $146,369 and $152,881, respectively, and amounts amortized were $101,112 and $259,978, respectively.

Intangible Assets

Intangible assets consist of expenditures for a domain name.  The domain name has an estimated indefinite life, was recorded at its initial cost, is not subject to amortization, but is reviewed annually for impairment.

Impairment

In addition to our intangible asset impairment testing, as noted above, we also review our other long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted future cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value.

Fair Value of Financial Instruments

The Company measures fair value in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (ASC 820”) which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

The three-level hierarchy for fair value measurements is defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;
•
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability other than quoted prices, either directly or indirectly including inputs in markets that are not considered to be active;

•	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value. Measurement

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company has adopted ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return.  ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information. As of December 31, 2010, the Company had not recorded any tax benefits from uncertain tax positions.

Revenue Recognition

License revenue consists principally of revenue earned under software license agreements. License revenue is generally recognized when a signed contract or other persuasive evidence of an arrangement exists, the software has been electronically delivered, the license fee is fixed or is measured on paid user basis; and collection of the resulting receivable is probable. When contracts contain multiple elements wherein Vendor-Specific Objective Evidence (“VSOE”) exists for all undelivered elements, we account for the delivered elements in accordance with the “Residual Method.” VSOE of fair value for maintenance and support is established by a stated renewal rate, if substantive, included in the license arrangement or rates charged in stand-alone sales of maintenance and support. Revenue from subscription license agreements, which include software, rights to unspecified future products and maintenance, is recognized ratably over the term of the subscription period.

Provided all other revenue criteria are met, the upfront, minimum, non-refundable license fees from customers are generally recognized upon delivery and on-going royalty fees are generally recognized upon reports of new licenses issued. Revenue on sales to resellers is recognized when evidence of an end user arrangement exists and recorded net of related costs to the resellers.

Professional services revenue consists primarily of revenue received for assisting with the customization and implementation of our software, on-site support, and other consulting services. Many customers who license our software also enter into separate professional services arrangements with us. We always account for professional services separately from license revenue as professional services are considered essential to the functionality of the software based on the nature of our software products. Substantially all of our professional services arrangements that are billed on a time and materials basis are recognized as the services are performed. Contracts with fixed or not-to-exceed fees are recognized on a percentage-of-completion or completed-contract basis. If there is significant uncertainty about the project completion or receipt of payment for professional services, revenue is deferred until the uncertainty is sufficiently resolved. VSOE of fair value of consulting services is based upon stand-alone sales of those services. Payments received in advance of consulting services performed are deferred and recognized when the related services are performed. Work performed and expenses incurred in advance of invoicing are recorded as unbilled receivables. These amounts are billed in the subsequent month.

Maintenance revenue consists of fees for providing software updates on a when and if available basis and technical support for software products (“post-contract customer support” or “PCS”). Maintenance revenue is recognized ratably over the term of the agreement.

Hosting revenues are recognized in the month services are delivered.

Payments received in advance of services performed are deferred. Allowances for estimated future returns and discounts are provided for upon recognition of revenue.

Cost of License and Maintenance Revenue

Cost of license revenue is primarily comprised of the amortization of capitalized software development costs for internally developed products, the amortization of acquired technology for products acquired through business combinations, license-based royalties to third parties and production and distribution costs for initial product licenses.

Cost of maintenance revenue is primarily comprised of the costs associated with the customer support and research and development personnel that provide maintenance, enhancement and support services to our customers.

Sales Commissions

We pay commissions, including sales bonuses, to our direct sales force related to revenue transactions under sales compensation plans established annually. We defer the portion of commissions that are direct and incremental costs of the license and maintenance revenue arrangements and recognize them as selling and marketing expenses in the statements of operations over the terms of the related customer contracts, in proportion to the recognition of the associated revenue. The commission payments are typically paid in full in the month following execution of the customer contracts.

Earnings per Share

Basic earnings per share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.

As of December 31, 2010 and 2009, the Company did not have any common stock equivalent outstanding that could cause any potential dilutive; therefore, basic and diluted weighted average numbers of common shares are the same.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-06, "Improving Disclosures about Fair Value Measurements" (ASU 2010-06), which amends the Fair Value Measurements and Disclosures Topic of the ASC (ASC Topic 820). Among other provisions, ASC Topic 820 establishes a fair value hierarchy that prioritizes the relative reliability of inputs used in fair value measurements. The hierarchy gives highest priority to Level 1 inputs that represent unadjusted quoted market prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are directly or indirectly observable inputs other than quoted prices included within Level 1. Level 3 inputs are unobservable inputs and have the lowest priority in the hierarchy. This amendment requires new disclosures on the value of, and the reason for, transfers in and out of Levels 1 and 2 of the fair value hierarchy and additional disclosures about purchases, sales, issuances and settlements within Level 3 fair value measurements. ASU 2010-06 also clarifies existing disclosure requirements on levels of disaggregation and about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the requirement to provide additional disclosures regarding Level 3 measurements which is effective for interim and annual reporting periods beginning after December 15, 2010.

Pringo does not expect that any other recently issued accounting pronouncement will have a significant impact on the results of operations, financial position, or cash flows of the Company.

Subsequent Events

The Company has evaluated all transactions occurring between the end of our year, December 31, 2010, and through September 20, 2011for subsequent event disclosure consideration.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a working capital deficit of $573,172, an accumulated deficit of $2,112,764 as of December 31, 2010, and net losses for the years ended December 31, 2010 and 2009 of $181,222 and $468,257, respectively. The Company is currently seeking to complete a merger with MobileBits Holdings Corporation to obtain additional funding to expand its business model and support its operations. These issues raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on its ability to raise additional capital and implement its business plan. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management believes that actions presently being taken to complete the merger and obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE 4 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at:

	Useful lives	12/31/10	12/31/09
Furniture and fixture	5 years	$5,549	$5,549
Equipment	5 years	63,716	63,716
Subtotal		69,265	69,265
Less: accumulated depreciation		(49,371)	(35,518)
Property and equipment, net		$19,894	$33,747

For the years ended December 31, 2010 and 2009, total depreciation expense was $13,853 and $13,853, respectively.

NOTE 5 – SOFTWARE DEVELOPMENT COSTS

The following is a summary of software development costs at:

	Useful lives	12/31/10	12/31/09
Software development costs	3 years	$746,771	$600,402
Less: accumulated amortization		(499,111)	(397,999)
Software development costs, net		$247,660	$202,403

For the years ended December 31, 2010 and 2009, total amortization expense was $101,112 and $259,978 respectively.

NOTE 6 – SHORT-TERM DEBT – RELATED PARTIES

On June 15, 2009, the Company issued a promissory note in the amount of $110,000, accruing interest at 10% per annum to a related party.  The outstanding principal balance and accrued and unpaid interest were due on June 15, 2011.  Upon maturity, the note was extended through December 31, 2011.  The loan is guaranteed by the Company’s Chairman.

On March 10, 2009, the Company issued a $81,000 of convertible debt, accruing interest at 10% per annum to a related party.  The principal balance of the note is convertible into 526,000 shares of common stock.. The outstanding principal balance and accrued and unpaid interest were originally due on July 30, 2010, but were extended to July 31, 2012.

The convertible debt was evaluated for a beneficial conversion feature under FASB ASC 470 and determined to have a beneficial conversion feature totaling $71,685 which was treated as a discount on the note and a component of paid in capital.  Pursuant to FASB ASC 470, the discount on the convertible note is amortized over the period between the issuance date and the maturity of the convertible note under the effective interest method.  During the year ended December 31, 2009, $40,323 of the discount had been amortized and expensed to interest expense, leaving a balance of $31,362 as of December 31, 2009.  During the year ended December 31, 2010, $31,362 of the discount was amortized to interest expense, leaving a balance of zero as of December 31, 2010.

NOTE 7 – RELATED PARTY TRANSACTIONS

During the years ended December 31, 2010 and 2009, Majid Abai, CEO, advanced funds from time to time to the Company.  During the years ended December 31, 2010 and 2009, advances of $5,000 and $29,500 and repayments of $5,000 and $29,500 were received, respectively.  For the year ended December 31, 2009, the $3,927 balance of the $29,500 advance repayments were forgiven by the CEO as a capital contribution.  The Company also expensed $174,000 and $215,296 in compensation for the years ended December 31, 2010 and 2009, respectively, related to a consulting agreement with a company owned by the CEO, See details of this agreement as described in Note 8.

On March 10, 2009, a company owned by two board members of the Company executed an $81,000 convertible note to the Company, accruing interest at 10% per annum. See details of this note in Note 6.

On June 15, 2009, a trust company owned by the family of board member executed a $110,000 note to the Company, accruing interest at 10% per annum. See detail of this note in Note 6.

During the year ended December 31, 2010, a Pringo reseller was partially owned by the CEO’s family member. The Company recorded $44,250 in income related to the reseller, which was offset by $9,894 allowance for doubtful accounts.

During the year ended December 31, 2010 and 2009, the Company expensed $10,000 and $74,000 in compensation, respectively, related to a consulting agreement described in Note 8.

During the year ended December 31, 2010, the Company expensed $19,950 in advertising/marketing costs to a related party.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Consulting agreements

On April 1, 2010, the Company entered into a consulting agreement with The Abai Group, Inc., a company owned by the CEO.  The agreement is for twelve months and beginning renewed.  Under the terms of the agreement, The Abai Group, Inc. will be paid $14,500 per month, of which $4,500 will be deferred during such months that the Company has negative cash flow.  All deferred monthly fees will be paid upon such time that the Company raises $1,000,000 or more in financing or is acquired by or merged with another company.  A ten percent bonus will be awarded during each quarter the Company experiences positive net income on an accrual basis. In June 2011, the Company agreed to issue to Mr. Majid Abai 2,925,000 stock options to purchase the Company common stock at $0.19 per share for the services he provides to the Company. These options were valued at $510,471 using a Black Scholes model and vest over 40 months

On September 1, 2010, the Company entered into a consulting agreement with Peachymedia, LLC., a company owned by the Chief Technical Officer.  The agreement is for 48 months.  Under the terms of the agreement, Peachymedia, LLC., will be paid $8,500 per month, of which, up to $2,000 of the fees are deferrable by the Company without any interest or penalty from the date of invoicing until such time that:  1) $500,000 in equity investment in Company has been completed; 2)  the Company has been merged or acquired; or 3) the Company has shown two consecutive quarters of positive cash flow cumulatively equal to 200% of deferred payments, at which time all deferred payments shall be paid by the Company. In June 2011, the Company agreed to issue to Mr. Harvard Young 1,787,500 stock options to purchase the Company common stock at $0.19 per share for the services he provides to the Company. These options were valued at $311,954 and vest over 40 months.

Operating Lease

Pringo’s principal office is located at 11835 W Olympic Blvd., suite 855, Los Angeles, California 90064. The rent through December 31, 2009 was $3,943 per month. In February of 2010, Pringo signed a new 3-year lease agreement with its landlord which decreased the rent to $2,877 per month for the first 12 months, $3,127 per month for the next 12 months, and $3,377 per month for the last 12 months of the agreement.

Minimum future lease payments for the next five years under non-cancelable lease agreements  are as follows:

2011	$39,698
2012	42,700
2013	10,578
2014	-
2015 and thereafter	-
Total	$92,976

Litigation

a.	Birlasoft, Inc., v. Pringo Networks LLC.

On or about September 21, 2009, Birlasoft, Inc. filed a civil action in Superior Court of New Jersey, Middlesex County seeking damages in relation to Pringo Networks, LLC’s, the Company’s predecessor, alleged breach of contract.  The claims asserted by Birlasoft, Inc. were disputed and after an initial attempt to settle the case, the Company did not respond to the lawsuit, which resulted in a default judgment in the amount of approximately $59,000 in 2010, all of which was accrued in the financial statements for the year ended December 31, 2010.

b.	United Business Media, LLC v. Pringo, Inc.

On or about March 19, 2010, United Business Media, LLC filed a civil action in New York County Civil Court, seeking damages in relation to the Company’s alleged breach of contract.  The claims asserted by United Business Media, LLC were disputed, and the Company claimed not to have been properly notified of the lawsuit by its agent for the service of process.  Not having had an opportunity to properly defend itself, a default judgment was entered against the Company on October 29, 2010, at the New York County Civil Court, in the amount of $18,037.  United Business Media, LLC later domesticated the default judgment in California, by way of a new action, securing an entry of a sister-state judgment on May 9, 2011 in the amount of $18,894, all of which was accrued in the financial statements for the year ended December 31, 2010.

NOTE 9 – EQUITY TRANSACTIONS

On March 10, 2009, the Company recorded a debt discount in the amount of $71,685, related to a convertible note in the amount of $81,000, convertible into 526,000 shares of common stock. See Note 6 for the discussion on this convertible note.

During the year ended December 31, 2009, various existing stockholders contributed capital totaling $44,560 to the Company.  No shares were issued in exchange for this capital contribution.

Also during the year ended December 31, 2009, the Company’s CEO forgave an outstanding debt in the amount of $3,927 as contributed capital.  No shares were issued in exchange for this debt cancellation.

NOTE 10 – INCOME TAXES

Reconciliation between actual tax expense (benefit) and income taxes computed by applying the U.S. federal income tax rate and state income tax rate to income from continuing operations before income taxes for the years ended December 31, 2010 and 2009 are as follows:

	2010	2009
Computed at U.S. and State statutory rates (34%)	$(61,615)	$(159,207))
Permanent changes in valuation allowance	11,820	14,142
Changes in valuation allowance	49,795	145,065
Total	$-	$-

Tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred liabilities as of December 31, 2010 and 2009 are presented below:

	2010	2009
Deferred tax assets:
Net operating loss carry-forwards	$69,294	$97,970
Capital loss	14,450	14,450
Charitable contributions	323	119
Other	111,070	33,770
Total deferred tax assets	195,137	146,309

Deferred tax liabilities:
Depreciation	(277)	(1,244)
Total deferred tax liabilities	(277)	(1,244)

Net deferred tax assets	194,860	145,065
Less: valuation allowance	(194,860)	(145,065)
Total	$-	$-

At December 31, 2010, Pringo had a net operating loss carry-forwards for federal and state income tax purposes of approximately$472,409 which will begin to expire, if unused, beginning in 2028. The valuation allowance increased approximately $49,795 and $145,065 for the years ended December 31, 2010 and 2009, respectively.

The above estimates are based upon management's decisions concerning certain elections which could change the relationship between net income and taxable income. Management decisions are made annually and could cause the estimates to vary significantly.

NOTE 11 – SUBSEQUENT EVENTS

Issuances of Employee Stock Options

On June 1, 2011, Pringo granted stock options to its employees to purchase 7,091,500 shares of common stock of the Company for an exercise price of $0.19 per share.  The options expire on the earliest of the following: (i) on the tenth anniversary of the option grant; (ii) immediately upon the termination of the optionee’s employment by the Company for cause or by the retirement or other voluntary resignation of the optionee; (iii) on the nineteenth calendar day following the termination of the optionees’ employment by the Company other than for cause or optionee’s disability; or (iv) on the day prior to the first anniversary of the termination of the optionee’s employment as a result of optionee’s disability.

The fair value of $30,940 for these options was calculated using the Black-Scholes option-pricing model. Variables used in the Black-Scholes option-pricing model for options issued on June 1, 2011 include: (1) discount rate range of 2.96%, (2) option life is an expected term of ten years, (3) expected volatility of 106% and (4) zero expected dividends.

Merger with MobileBits Holdings Corporation

On June 23, 2011, MB Pringo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Pringo, Inc., a Delaware corporation (“Pringo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MobileBits Holdings Corporation, a Nevada Corporation, (“Parent”), providing for the acquisition of Pringo by Parent.  Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of the respective parties, Pringo will be merged with and into Merger Sub (the “Merger”), with Pringo surviving the Merger as a wholly owned subsidiary of Parent. The Agreement and Plan of Merger will close in September 2011.

Pursuant to the Merger Agreement, each share of common stock of Pringo issued and outstanding immediately prior to the effective time, will be converted into the right to receive a number of shares of common stock of Parent such that immediately after the effective time,  Pringo’s stockholders, and the holders of Pringo’s outstanding options and warrants, will own fifty percent (50%) of Parent’s then outstanding shares of common stock on a fully diluted basis (as if such options and warrants were exercised), and Parent’s stockholders, and holders of Parent’s outstanding options and warrants, will own fifty percent (50%) of its then outstanding shares of Parent common stock on a fully diluted basis (as if such options and warrants were exercised).  All shares of Pringo common stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each certificate previously representing any such shares will thereafter represent the right to receive a certificate representing the shares of Parent common stock into which such Pringo common stock was converted into the Merger. All currently issued and outstanding options to purchase Pringo common stock will vest and be converted into options to purchase Parent common stock.

Financials and Other Information for the Quarter ended June 30, 2011

1.	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following plan of operation provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read along with our financial statements and notes thereto. This section includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our predictions.

Operational Background

Pringo Networks, Inc. (“PNI”) was incorporated in the State of Delaware on May 10, 2007. On September 4, 2008 PNI changed its name to Pringo, Inc. (“the Company” or “Pringo”).

Pringo provides software tools that combine enterprise-class multilingual portals, CMS, user management, and social collaboration features in one open-source package. Currently on version 4 of its platform, Pringo products allow for development, deployment, and management of multiple websites from an easy-to-use administration console.

As of June 30, 2011, Pringo had released version 4.2 of its product and working on version 4.3 of its product.

Results of Operation

For 6 months ended on June 30, 2011 Pringo’s revenues were $463,411 which after considering cost of revenues yielded gross profit of $346,662. Expenses for the period were $351,473 resulting in an operation loss of $4,811.

6 Months Ended June 30, 2011 compared to the 6 Months Ended June 30, 2011

Revenues

Total revenues for 6 months ended on June 30, 2011 were $463,411 compared to $460,295 for the same period ended June 30, 2010. The revenues remained flat for the period mostly due to the economic climate of the country.   In 6 months ended on June 30, 2011, however, Cost of Revenues were reduced to $116,749 compared to $159,943 during the same period ended on June 30, 2010 yielding a gross profit of $346,662 (gross profit percentage of 74.80%) as of June 30, 2011 compared to gross profit of $300,352 (gross profit percentage of 65.25%) as of June 30, 2010 providing an gross profit increase of 15.41% during the 6 months ended on June 30, 2011 compared to the same period a year earlier. The decrease in cost of revenue was due to signing more profitable deals.

General and Administration Expenses

Our total general and administration expenses were $351,473 for the 6 months ended June 30, 2011 compared to $375,364 for the same period ended June 30, 2010. The $23,891 decrease is primarily due to management’s ability to implement operational efficiency and cost cutting measures which resulted in a decrease in Pringo’s operating loss from $75,012 in 6 months ended on June 30, 2010 to only $4,811 during the same period in 2011.

Liquidity and Capital Resources

As of June 30, 2011, we had no cash available as compared to $25,963 as of December 31, 2010. The decrease in cash is primarily due to the delay of receiving recurring payments from existing clients.

Pringo’s account receivables were $221,725 as of June 30, 2011 compared to $104,289 as of December 31, 2010. The increase in accounts receivable amount is due to one client requesting more software licenses for the operations.

Cash used in operating activities

Cash used in operating activities for the 6 months ended on June 30, 2011 and June 30, 2010 were $32,315 and $46,683 respectively. The decrease is due to our decreased business expenses for general and administrative activities.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements during this period.

3.	Financials Statements

Pringo, Inc.

Balance Sheets

(Unaudited)

	Jun 30,	December 31,
	2011	2010
ASSETS
Current assets:
Cash	$-	$25,963
Investments in marketable securities	1,111	4,444
Accounts receivable, net of allowance for bad debt	189,713	69,933
Accounts receivable – related party	32,012	34,356
Prepaid expenses and other current assets	15,713	6,727
Total current assets	238,549	141,423

Property and equipment, net of accumulated depreciation	12,968	19,894
Software development costs, net of accumulated amortization	232,743	247,660
Domain name	20,100	20,100

TOTAL ASSETS	$504,360	$429,077

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Bank overdraft	$5,892	$-
Accounts payable and accrued expenses	331,271	305,996
Accounts payable and accrued expenses – related parties	249,712	216,132
Short-term debt – related parties, net of debt discount	191,000	191,000
Deferred revenue	5,417	1,467
Total current liabilities	783,292	714,595

Commitments and contingencies		-

Stockholders’ deficit:
Preferred stock, $0.000001 par value; 50,000,000 shares
authorized; none issued and outstanding		-
Common stock, $0.000001 par value; 100,000,000 shares
authorized; 23,133,500 shares issued and outstanding	23	23
Additional paid-in capital	1,898,719	1,867,779
Accumulated deficit	(2,133,785)	(2,112,764)
Accumulated other comprehensive loss	(43,889)	(40,556)
Total stockholders' deficit	(278,932)	(285,518)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$504,360	$429,077

See accompanying summary of accounting policies and notes to unaudited financial statements.

Pringo, Inc.

Statements of Operations and Comprehensive Loss

For the six months ended June 30, 2011 and 2010

(Unaudited)

	June 30,	June 30,
	2011	2010

REVENUES	$463,411	$460,295
COST OF REVENUES	116,749	159,943

GROSS PROFIT	346,662	300,352

OPERATING EXPENSES:
Selling, general and administrative	265,460	325,771
Depreciation and amortization	86,013	49,593
Total operating expenses	351,473	375,364

LOSS FROM OPERATIONS	(4,811)	(75,012)

OTHER EXPENSE:
Interest expense	(16,210)	(34,009)

NET LOSS	$(21,021)	$(109,021)

OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized gain (loss) on available-for-sale securities	(3,333)	10,888

COMPREHENSIVE LOSS	$(24,354)	$(98,133)

Net loss per common share – basic and diluted	$(0.00)	$(0.00)

Weighted average number of common shares outstanding – basic and diluted	23,133,500	23,133,500

See accompanying summary of accounting policies and notes to unaudited financial statements.

Pringo, Inc.

Statements of Cash Flows

For the six months ended June 30, 2011 and 2010

(Unaudited)

	June 30,	June 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(21,021)	(109,021)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Stock-based compensation	30,940	-
Bad debt expense	31,525	66,105
Depreciation and amortization	86,013	49,593
Amortization of debt discount	-	26,880
Changes in operating assets and liabilities:
Increase in accounts receivable	(151,305)	(67,985)
Decrease in accounts receivable – related party	2,344	-
Decrease in prepaid expenses	(8,986)	(6,727)
Increase in accounts payable	25,275	63,901
Increase in accounts payable– related party	33,580	23,937
Increase in deferred income	3,950	-
NET CASH PROVIDED BY OPERATING ACTIVITIES	32,315	46,683

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for software development costs	(64,170)	(74,794)
NET CASH USED IN INVESTING ACTIVITIES	(64,170)	(74,794)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	5,892	-
Proceeds from short-term debt – related parties	-	110,000
Repayments of short-term debt – related parties	-	(110,000)
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	5,892	-

Net increase (decrease) in cash	(25,963)	(28,111)
Cash at beginning of period	25,963	74,131

Cash at end of period	$-	$46,020

SUPPLEMENTAL INFORMATION:
Cash paid during year for:
Interest	$12,165	$7,129
Income tax	-	-

NON CASH INVESTING AND FINANCING ACTIVITIES:
Change in unrealized gain (loss) on marketable securities	(3,333)	10,888

See accompanying summary of accounting policies and notes to unaudited financial statements.

Pringo, Inc.

Notes to Financial Statements

(Unaudited)

NOTE 1 – DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Nature of operations

Pringo, Inc. (“Pringo”) is a Delaware Corporation with headquarters located in Los Angeles, California. Established in late 2006, Pringo was operating as Pringo Networks, LLC (a CA LLC) from 2006 – 2008.  In October 2008, Pringo Networks LLC merged with Pringo, Inc. (a Delaware Corp) and the surviving entity was Pringo, Inc.  Pringo provides software tools that combine enterprise-class multilingual portals, CMS, user management, and social collaboration features in one open-source package. Currently on Version 4 of its platform, Pringo products allow for development, deployment, and management of multiple websites from an easy-to-use administration console.

Basis of presentation

The accompanying financial statements present the financial position, results of operations and cash flows of the Company. These financial statements are prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid short-term investments purchased with an original maturity of three months or less to be cash equivalents.

The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation (FDIC). At June 30, 2011 and December 31, 2010, the Company had a cash balances in one financial institution of $0 and $25,963, respectively, all of which was insured.

Investments in Marketable Securities

The Company determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities are classified as held to maturity when the Company has the positive intent and ability to hold the securities to maturity. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale. Held-to-maturity securities are recorded as either short term or long term on the Balance Sheet, based on contractual maturity date and are stated at amortized cost. Marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and are reported at fair value, with unrealized gains and losses recognized in earnings. Debt and marketable equity securities not classified as held to maturity or as trading, are classified as available for sale, and are carried at fair market value, with the unrealized gains and losses, net of tax, included in the determination of comprehensive income and reported in shareholders’ equity.

The fair value of substantially all securities is determined by quoted market prices. The estimated fair value of securities for which there are no quoted market prices is based on similar types of securities that are traded in the market.

The Company’s short-term investments comprise only equity securities, all of which are classified as available-for-sale securities and are carried at their fair value based on the quoted market prices of the securities at June 30, 2011 and December 31, 2010. Net realized and unrealized gains and losses on trading securities are included in net earnings. For the six months ended June 30, 2011 and 2010, the Company recognized loss of $3,333 and gain of $10,888, respectively.

Accounts Receivable and Allowance for Bad Debt

The allowance for doubtful accounts is based on the Company’s past experience and other factors which, in management's judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowance for doubtful accounts is determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of the Company’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At June 30, 2011 and December 31, 2010, allowance for doubtful accounts totaled $38,280 and $17,955, respectively. During the six months ended June 30, 2011 and 2010, the Company recorded bad debt expense of $31,525 and $66,105, respectively.

Long-Lived Assets

Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment are recorded using the straight-line method over the estimated useful lives of the assets, which range from three to five years.

Software Development Costs

Costs of software developed internally for licensing to third parties are expensed until the technological feasibility of the software product has been established. Thereafter, software development costs incurred through the general release of the software products are capitalized and subsequently reported at the lower of unamortized cost or net realizable value. Capitalized software development costs are amortized on a straight-line basis over the products’ respective estimated economic lives, which are typically three years. The amortization of capitalized software development costs, including any amounts accelerated for products that are not expected to generate sufficient future revenue to realize their carrying values, is included in cost of license revenue in the statements of operations. During six months ended June 30, 2011 and 2010, amounts capitalized were $64,170 and $74,794, respectively, and amounts amortized were $79,087 and 42,667, respectively.

Intangible Assets

Intangible assets consist of expenditures for a domain name.  The domain name has an estimated indefinite life, was recorded at its initial cost, is not subject to amortization, but is reviewed annually for impairment.

Impairment

In addition to our intangible asset impairment testing, as noted above, we also review our other long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted future cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value.

Fair Value of Financial Instruments

The Company measures fair value in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (ASC 820”) which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

The three-level hierarchy for fair value measurements is defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;
•
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability other than quoted prices, either directly or indirectly including inputs in markets that are not considered to be active;

•	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value. Measurement

Income Taxes

The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized. Interest and penalties associated with income taxes are included in selling, general and administrative expense.

The Company has adopted ASC Topic 740 “Accounting for Uncertainty in Income Taxes” which prescribes a comprehensive model of how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return.  ASC 740 states that a tax benefit from an uncertain position may be recognized if it is "more likely than not" that the position is sustainable, based upon its technical merits. The tax benefit of a qualifying position is the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all relevant information. As of June 30, 2011, the Company had not recorded any tax benefits from uncertain tax positions.

Revenue Recognition

License revenue consists principally of revenue earned under software license agreements. License revenue is generally recognized when a signed contract or other persuasive evidence of an arrangement exists, the software has been electronically delivered, the license fee is fixed or is measured on paid user basis; and collection of the resulting receivable is probable. When contracts contain multiple elements wherein Vendor-Specific Objective Evidence (“VSOE”) exists for all undelivered elements, we account for the delivered elements in accordance with the “Residual Method.” VSOE of fair value for maintenance and support is established by a stated renewal rate, if substantive, included in the license arrangement or rates charged in stand-alone sales of maintenance and support. Revenue from subscription license agreements, which include software, rights to unspecified future products and maintenance, is recognized ratably over the term of the subscription period.

Provided all other revenue criteria are met, the upfront, minimum, non-refundable license fees from customers are generally recognized upon delivery and on-going royalty fees are generally recognized upon reports of new licenses issued. Revenue on sales to resellers is recognized when evidence of an end user arrangement exists and recorded net of related costs to the resellers.

Professional services revenue consists primarily of revenue received for assisting with the customization and implementation of our software, on-site support, and other consulting services. Many customers who license our software also enter into separate professional services arrangements with us. We always account for professional services separately from license revenue as professional services are considered essential to the functionality of the software based on the nature of our software products. Substantially all of our professional services arrangements that are billed on a time and materials basis are recognized as the services are performed. Contracts with fixed or not-to-exceed fees are recognized on a percentage-of-completion or completed-contract basis. If there is significant uncertainty about the project completion or receipt of payment for professional services, revenue is deferred until the uncertainty is sufficiently resolved. VSOE of fair value of consulting services is based upon stand-alone sales of those services. Payments received in advance of consulting services performed are deferred and recognized when the related services are performed. Work performed and expenses incurred in advance of invoicing are recorded as unbilled receivables. These amounts are billed in the subsequent month.

Maintenance revenue consists of fees for providing software updates on a when and if available basis and technical support for software products (“post-contract customer support” or “PCS”). Maintenance revenue is recognized ratably over the term of the agreement.

Hosting revenues are recognized in the month services are delivered.

Payments received in advance of services performed are deferred. Allowances for estimated future returns and discounts are provided for upon recognition of revenue.

Cost of License and Maintenance Revenue

Cost of license revenue is primarily comprised of the amortization of capitalized software development costs for internally developed products, the amortization of acquired technology for products acquired through business combinations, license-based royalties to third parties and production and distribution costs for initial product licenses.

Cost of maintenance revenue is primarily comprised of the costs associated with the customer support and research and development personnel that provide maintenance, enhancement and support services to our customers.

Sales Commissions

We pay commissions, including sales bonuses, to our direct sales force related to revenue transactions under sales compensation plans established annually. We defer the portion of commissions that are direct and incremental costs of the license and maintenance revenue arrangements and recognize them as selling and marketing expenses in the consolidated statements of operations over the terms of the related customer contracts, in proportion to the recognition of the associated revenue. The commission payments are typically paid in full in the month following execution of the customer contracts.

Earnings per Share

Basic earnings per share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. EPS excludes all potential dilutive shares of common stock if their effect is anti-dilutive.  During the six months ended June 30, 2011 and 2010, the Company excluded common stock options of 7,091,500 and 0, respectively, since their effect on earnings per share would have been anti-dilutive.

Share-Based Payments

The Company estimates the fair value of each stock option award at the grant date by using the Black-Scholes option pricing model and common shares based on the last quoted market price of the Company’s common stock on the date of the share grant. The fair value determined represents the cost for the award and is recognized over the vesting period during which an employee is required to provide service in exchange for the award. As share-based compensation expense is recognized based on awards ultimately expected to vest, the Company reduces the expense for estimated forfeitures based on historical forfeiture rates. Previously recognized compensation costs may be adjusted to reflect the actual forfeiture rate for the entire award at the end of the vesting period. Excess tax benefits, if any, are recognized as an addition to paid-in capital.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-06, "Improving Disclosures about Fair Value Measurements" (ASU 2010-06), which amends the Fair Value Measurements and Disclosures Topic of the ASC (ASC Topic 820). Among other provisions, ASC Topic 820 establishes a fair value hierarchy that prioritizes the relative reliability of inputs used in fair value measurements. The hierarchy gives highest priority to Level 1 inputs that represent unadjusted quoted market prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are directly or indirectly observable inputs other than quoted prices included within Level 1. Level 3 inputs are unobservable inputs and have the lowest priority in the hierarchy. This amendment requires new disclosures on the value of, and the reason for, transfers in and out of Levels 1 and 2 of the fair value hierarchy and additional disclosures about purchases, sales, issuances and settlements within Level 3 fair value measurements. ASU 2010-06 also clarifies existing disclosure requirements on levels of disaggregation and about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the requirement to provide additional disclosures regarding Level 3 measurements which is effective for interim and annual reporting periods beginning after December 15, 2010.

Pringo does not expect that any other recently issued accounting pronouncement will have a significant impact on the results of operations, financial position, or cash flows of the Company.

Subsequent Events

The Company has evaluated all transactions occurring between the six months ended June 30, 2011, and through September 20, 2011 for subsequent event disclosure consideration.

NOTE 3 – GOING CONCERN

As reflected in the accompanying financial statements, the Company has a working capital deficit of $544,743, an accumulated deficit of $2,133,785 as of June 30, 2011, and a net loss for the six months ended June 30, 2011 of $21,021. The Company is currently seeking to complete a merger with MobileBits Holdings Corporation to obtain additional funding to expand its business model and support its operations. These issues raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on its ability to raise additional capital and implement its business plan. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management believes that actions presently being taken to complete the merger and obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE 4 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at:

	Useful lives	06/30/11	12/31/10
Furniture and fixture	5 years	$5,549	$5,549
Equipment	5 years	63,716	63,716
Subtotal		69,265	69,265
Less: accumulated depreciation		(56,297)	(49,371)
Property and equipment, net		$12,968	$19,894

For the six months ended June 30, 2011 and 2010, total depreciation expense was $6,929and $6,929, respectively.

NOTE 5 – SOFTWARE DEVELOPMENT COSTS

The following is a summary of software development costs at:

	Useful lives	06/30/11	12/31/10
Software development costs	3 years	$810,941	$746,771
Less: accumulated amortization		(578,198)	(499,111)
Software development costs, net		$232,743	$247,660

For the six months ended June 30, 2011 and 2010, total amortization expense was $79,084 and $ 42,664 respectively.

NOTE 6 – SHORT-TERM DEBT – RELATED PARTIES

On June 15, 2009, the Company issued a promissory note in the amount of $110,000, accruing interest at 10% per annum, to a related party.  The outstanding principal balance and accrued and unpaid interest are due on June 15, 2011.  Upon maturity, the note was extended through December 31, 2011.

On March 10, 2009, the Company issued a $81,000 of convertible debt, accruing interest at 10% per annum to a related party.  The principal balance of the note is convertible into 526,000 shares of common stock. The outstanding principal balance and accrued and unpaid interest were originally due on July 30, 2010, but were extended to July 31, 2012.

The convertible debt was evaluated for a beneficial conversion feature under FASB ASC 470 and determined to have a beneficial conversion feature totaling $71,685 which was treated as a discount on the note and a component of paid in capital.  Pursuant to FASB ASC 470, the discount on the convertible note is amortized over the period between the issuance date and the maturity of the convertible note under the effective interest method.  During the year ended December 31, 2009, $40,323 of the discount had been amortized and expensed to interest expense, leaving a balance of $31,362 as of December 31, 2009.  During the six months ended June 30, 2010, $26,880 of the discount was amortized to interest expense, leaving a balance of $4,482 balance as of June 30, 2010, all of which was amortized during the remaining six months of the year, leaving a zero as of December 31, 2010.

NOTE 7 – RELATED PARTY TRANSACTIONS

The Company expensed $101,155 and $114,937 in compensation to Majid Abai, CEO for the six months ended June 30, 2011 and 2010, respectively, related to a consulting agreement with a company owned by the CEO, See details of this agreement in Note 8.

During the six months ended June 30, 2011 and 2010, the Company expensed $39,000 and $35,000 in compensation, respectively, related to a consulting agreement described in Note 8.

During the six months ended June 30, 2011 and 2010, the Company expensed $7,200 and 6,950 in advertising/marketing costs to a related party.

During the six months ended June 30, 2011, a Pringo reseller was partially owned by the CEO’s family member. The Company recorded $53,106 in income related to reseller, which was offset by $ 11,200 allowance for doubtful accounts.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Consulting agreements

On April 1, 2010, the Company entered into a consulting agreement with The Abai Group, Inc., a company owned by the CEO.  The agreement is for twelve months and being renewed.  Under the terms of the agreement, The Abai Group, Inc. will be paid $14,500 per month, of which $4,500 will be deferred during such months that the Company has negative cash flow.  All deferred monthly fees will be paid upon such time that the Company raises $1,000,000 or more in financing or is acquired by or merged with another company.  A ten percent bonus will be awarded during each quarter the Company experiences positive net income on an accrual basis. In June 2011, the Company agreed to issue to Mr. Majid Abai 2,925,000 stock options to purchase the Company common stock at $0.19 per share for the services he provides to the Company. These options were valued at $510,471 using a Black Scholes model and vest over 40 months.

On September 1, 2010, the Company entered into a consulting agreement with Peachymedia, LLC., a company owned by the Chief Technical Officer.  The agreement is for 48 months.  Under the terms of the agreement, Peachymedia, LLC., will be paid $8,500 per month, of which, up to $2,000 of the fees are deferrable by the Company without any interest or penalty from the date of invoicing until such time that:  1) $500,000 in equity investment in Company has been completed; 2)  the Company has been merged or acquired; or 3) the Company has shown two consecutive quarters of positive cash flow cumulatively equal to 200% of deferred payments, at which time all deferred payments shall be paid by the Company. In June 2011, the Company agreed to issue to Mr. Harvard Young 1,787,500 stock options to purchase the Company common stock at $0.19 per share for the services he provides to the Company. These options were valued at $311,954 using a Black Scholes model and vest over 40 months.

Operating Lease

Pringo’s principal office is located at 11835 W Olympic Blvd., suite 855, Los Angeles, California 90064.  In February of 2010, Pringo signed a new 3-year lease agreement with its landlord which decreased the rent to $2,877 per month for the first 12 months, $3,127 per month for the next 12 months, and $3,377 per month for the last 12 months of the agreement.

Minimum future lease payments for the next five years under non-cancelable lease agreements at June 30, 2011 are as follows:

2011	$22,436
2012	42,700
2013	10,578
2014	-
2015 and thereafter	-
Total	$75,714

Litigations

c.	Birlasoft, Inc., v. Pringo Networks LLC.

On or about September 21, 2009, Birlasoft, Inc. filed a civil action in Superior Court of New Jersey, Middlesex County seeking damages in relation to Pringo Networks, LLC’s, the Company’s predecessor, alleged breach of contract.  The claims asserted by Birlasoft, Inc. were disputed and after an initial attempt to settle the case, the Company did not respond to the lawsuit, which resulted in a default judgment in the amount of approximately $59,000.In 2010, all of which was accrued in the financial statements for the year ended December 31, 2010.

d.	United Business Media, LLC v. Pringo, Inc.

On or about March 19, 2010, United Business Media, LLC filed a civil action in New York County Civil Court, seeking damages in relation to the Company’s alleged breach of contract.  The claims asserted by United Business Media, LLC were disputed, and the Company claimed not to have been properly notified of the lawsuit by its agent for the service of process.  Not having had an opportunity to properly defend itself, a default judgment was entered against the Company on October 29, 2010, at the New York County Civil Court, in the amount of $18,037.  United Business Media, LLC later domesticated the default judgment in California, by way of a new action, securing an entry of a sister-state judgment on May 9, 2011 in the amount of $18,894, all of which was accrued in the financial statements for the year ended December 31, 2010.

NOTE 9 – EMPLOYEE STOCK OPTION

The following is a summary of stock option activity for the six months ended June 30, 2011:

			Weighted Average
			Remaining
		Weighted Average	Contract Term	Aggregate Intrinsic
	Shares	Exercise Price	(in years)	Value
Outstanding, December 31, 2010	-	$-	-	$-
Granted	7,091,500	0.19	10	-
Exercised	-	-	-	-
Forfeited	-	-	-	-
Expired	-	-	-	-
Outstanding, June 30, 2011	7,091,500	$0.19	9.93	$-
Exercisable, June 30, 2011	177,288	$0.19	9.93	$-

The above options were valued using the Black-Scholes option-pricing model and the variables used in the Black-Scholes option-pricing model for options issued on June 1, 2011 include: (1) discount rate range of 2.96%, (2) option life is an expected term of ten years, (3) expected volatility of 106% and (4) zero expected dividends.

The following is a summary of outstanding stock options at June 30, 2011:

Weighted Average
		Remaining		Remaining
Number of Common		Contracted Life		Contracted Life
Stock Equivalents	Expiration Date	(Years)	Exercise Price	(Years)
7,091,500	May 31, 2021	9.93	$ 0.19	9.93

All options issued and outstanding are being amortized over their respective vesting periods.  The unrecognized compensation expense at June 30, 2011, was $1,206,668.

NOTE 10 – EQUITY TRANSACTIONS

The Company recorded amortization of share-based compensation of $30,940 for the six months ended June 30, 2011 for options granted on June 1, 2011.  See the detail of these options in Note 9.

NOTE 11 – SUBSEQUENT EVENTS

Merger with MobileBits Holdings Corporation

On June 23, 2011, MB Pringo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Pringo, Inc., a Delaware corporation (“Pringo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MobileBits Holdings Corporation, a Nevada Corporation, (“Parent”), providing for the acquisition of Pringo by Parent.  Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of the respective parties, Pringo will be merged with and into Merger Sub (the “Merger”), with Pringo surviving the Merger as a wholly owned subsidiary of Parent. The Agreement and Plan of Merger with close in September 2011.

Pursuant to the Merger Agreement, each share of common stock of Pringo issued and outstanding immediately prior to the effective time, will be converted into the right to receive a number of shares of common stock of Parent such that immediately after the effective time,  Pringo’s stockholders, and the holders of Pringo’s outstanding options and warrants, will own fifty percent (50%) of Parent’s then outstanding shares of common stock on a fully diluted basis (as if such options and warrants were exercised), and Parent’s stockholders, and holders of Parent’s outstanding options and warrants, will own fifty percent (50%) of its then outstanding shares of Parent common stock on a fully diluted basis (as if such options and warrants were exercised).  All shares of Pringo common stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each certificate previously representing any such shares will thereafter represent the right to receive a certificate representing the shares of Parent common stock into which such Pringo common stock was converted into the Merger. All currently issued and outstanding options to purchase Pringo common stock will vest and be converted into options to purchase Parent common stock.

Appendix D

PRO FORMA FINANCIAL INFORMATION REGARDING MOBILEBITS HOLDINGS CORPORATION

The following unaudited pro forma combined financial statements have been prepared to give pro forma effect to the acquisition by Mobilebits Holding Corporation of all of the assets of Pringo, Inc. as if the acquisition had occurred on fiscal year end October 31, 2010 for presentation of the balance sheet data and the statement of operations data. Since Pringo’s calendar year is within 93 days of Mobilebits’ fiscal year end, the pro forma combined financial statements will contain the Pringo balance sheet and statements of operations for the year ending December 31, 2010.

The unaudited pro forma combined balance sheets and statements of operations as of October 31, 2010 and for the year then ended are based on the historical financial statements of Mobilebits and Pringo, after giving effect to the merger agreement between Mobilebits and Pringo.

The six months ended unaudited pro forma combined financial statements have been prepared to give pro forma effect to the acquisition by Mobilebits of all of the assets of Pringo, as if the acquisition had occurred on fiscal quarter end April 30, 2011 for presentation of the balance sheet data and statement of operations data. Since Pringo’s first quarter is within 93 days of Mobilebits’ fiscal quarter end, the pro forma combined financial statements will contain the Pringo balance sheet and statements of operations for the quarter ending June 30, 2011.

The unaudited pro forma condensed combined balance sheets and statements of operations as of April 30, 2011 and for the quarter then ended are based on the historical financial statements of Mobilebits and Pringo, after giving effect to Mobilebits’ acquisition of Pringo.

The pro forma adjustments are based upon currently available information and certain assumptions that we believe are reasonable under the circumstances. The Company has made significant assumptions and estimates in determining the preliminary estimated purchase price and the preliminary allocation of the estimated purchase price in the unaudited pro forma combined financial statements. These preliminary estimates and assumptions are subject to change as the Company finalizes the purchase price assessment and the valuation of the intangible assets acquired. These changes could result in material variances between future financial results and the amounts presented in these unaudited pro forma condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The acquisition of Pringo has been accounted for using the acquisition method of accounting for a business combination in which all transaction costs are expensed as incurred and the total purchase price, consisting of the fair value of consideration transferred is allocated to the assets acquired based upon estimated fair values. The excess of such consideration transferred over the net identifiable assets is considered as goodwill.

The pro forma combined financial statements should be read in conjunction with the historical financial statements and accompanying notes of Pringo and the historical financial statements and accompanying notes of Mobilebits, included in our annual report in Form 10-K and quarterly report 10-Q for the year ended October 30, 2010 and April 30, 2011.

The unaudited pro forma combined financial statements are not intended to represent or be indicative of our results of operations or financial position that would have been reported had the Pringo and Mobilebits acquisitions been completed as of the dates presented, and should not be taken as a representation of our future results of operations or financial position.

MobileBits Holdings Corporation
Proforma Combined Statements of Operations
(Unaudited)

	MobileBits
	Holdings
	Corporation	Pringo, Inc.
	For the six months ended	For the six months ended	Profoma	Proforma
	April 30, 2011	June 30, 2011	Adjustments	Combined

Revenues	$-	$463,411		$463,411
Cost of revenues	-	116,749		116,749
Gross profit	-	346,662		346,662

Operating expenses:
Selling, general and administrative	1,026,316	265,460		1,291,776
Depreciation and amortization	2,242	86,013		88,255
Total operating expenses	1,028,558	351,473		1,380,031

Loss from operations	(1028558)	(4811)		(1033369)

Other expenses:
Interest expense	-	(16210)		(16210)
Total other expense	-	(16210)		(16210)

Net loss	$(1,028,558)	$(21,021)		$(1,049,579)

Other comprehensive loss:
Unrealized loss on available-for-sale securities	-	(3333)		(3333)

Comprehensive loss	$(1,028,558)	$(24,354)		$(1,052,912)

Net loss per common share - basic and diluted	$(0.04)			$(0.04)

Weighted average number of common shares outstanding
during the period - basic and diluted	24,441,263			24,585,099

MobileBits Holdings Corporation
Proforma Combined Balance Sheet
(Unaudited)

	MobileBits
	Holdings
	Corporation	Pringo, Inc.		Profoma	Proforma
	April 30, 2011	June 30, 2011		Adjustments	Combined
ASSETS

Current assets:
Cash	$1,010,759	$-	(3)	$1,056,043	$2,066,802
Investments in available-for-sale securities	-	1,111		-	1,111
Accounts receivable, net of allowance for doubtful accounts	-	189,713		-	189,713
Accounts receivables - related party	-	32,012		-	32,012
Prepaid expenses and other current assets	3,484	15,713		-	19,197
Total current assets	1,014,243	238,549		1,056,043	2,308,835

Property and equipment, net of accumulated depreciation	-	12,968		-	12,968
Software development costs, net of accumulated amortization	-	232,743		-	232,743
Intangible assets, net of accumulated amortization	12,916	-	(4)	8,606,329	8,619,245
Domain name	-	20,100			20,100
Goodwill	-	-	(4)	5,737,553	5,737,553

Total assets	$1,027,159	$504,360		$15,399,925	$16,931,444

LIABILITIES & STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Bank overdraft	$-	$5,892		$-	$5,892
Accounts payable and accrued expenses	54,411	331,271		-	385,682
Accounts payable and accrued expenses - related party	243,777	249,712	(4)	100,000	593,489
Short term debt - related party, net of debt discount	-	191,000		-	191,000
Stock payable	-	-		-	-
Deferred income	-	5,417		-	5,417
Total current liabilities	298,188	783,292		100,000	1,181,480

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
Preferred stock, $0.001 par value; 10,000,000 shares authorized;
none issued and outstanding
Common stock, $0.001 par value, 100,000,000 shares authorized;
52,375,232 shares issued and outstanding, respectively	26,341	23	(1)	(23)	54,376
			(3)	2,347
			(4)	28,688
			(5)	(3,000)
Additional paid in capital	3,840,975	1,898,719	(1)	23	18,833,933
			(2)	(2,133,785)
			(2)	(43,889)
			(3)	1,171,034
			(3)	(117,338)
			(4)	14,315,194
			(4)	(100,000)
			(5)	3,000
Accumulated deficit	(3,138,345)	(2,133,785)	(2)	2,133,785	(3,138,345)
Accumulated other comprehensive loss	-	(43,889)	(2)	43,889	-

Total stockholders' deficit	728,971	(278,932)		15,299,925	15,749,964

Total liabilities and stockholders' deficit	$1,027,159	$504,360		$15,399,925	$16,931,444

(1) To eliminate par for shares of Pringo common stock
(2) To eliminate accumulated deficit of Pringo
(3) To record new stock issuances of 2,346,763 shares of common stock at $0.50 per share and related commission
(4) To record issuance of 28,687,616 shares of common stock valued at $0.50 per share to Pringo, Inc. shareholders, less $100,000 paid in commissions
- Due to volume and recent sales of stock in large volumes at $0.50 per share, $0.50 per share was used to value the shares issued upon the merger
- The Company plans on obtaining a third party valuation, therefore, there may be adjustments to the purchase price allocation upon filing the 8k.
- The estimates used in valuing all intangible assets are based upon assumptions believed to be reasonable but which are inherently uncertain and unpredictable.
Assumptions may be incomplete or inaccurate, and unanticipated events and circumstances may occur. Accordingly, actual results may differ from the projected results used to determine fair value and to estimate useful lives. Incorrect estimates of fair value and/or useful lives could result in future impairment charges and those charges could be material to our results of operations.
- An estimated 60% of the purchase price was allocated to acquired technology and other identifiable intangible assets, such as customer relationships.
The excess of our cost over the fair value of the net tangible and identifiable intangible assets acquired is recorded as goodwill. The amounts allocated to acquired technology and other intangible assets represent our estimates of their fair values at the acquisition date.
(5) The Company repurchased 3,000,000 shares from its CEO after the issuance of 28,687,616 common shares to Pringo, Inc. shareholders to partially offset any dilutive effect

MobileBits Holdings Corporation
Proforma Combined Statements of Operations
(Unaudited)

	MobileBits
	Holdings
	Corporation	Pringo, Inc.
	For the twelve months ended	For the twelve months ended	Profoma	Proforma
	October 31, 2010	December 31, 2010	Adjustments	Combined

Revenues	$-	$851,739		$851,739
Cost of revenues	-	387,599		387,599
Gross profit	-	464,140		464,140

Operating expenses:
Selling, general and administrative	1,590,434	476,363		2,066,797
Depreciation and amortization	3,647	114,965		118,612
Total operating expenses	1,594,081	591,328		2,185,409

Loss from operations	(1,594,081)	(127,188)		(1,721,269)

Other expenses:
Interest expense	-	(54,034)		(54,034)
Total other expenses	-	(54,034)		(54,034)

Net loss	$(1,594,081)	$(181,222)		$(1,775,303)

Other comprehensive loss:
Unrealized loss on available-for-sale securities	-	(2,222)		(2,222)

Comprehensive loss	$(1,594,081)	$(183,444)		$(1,777,525)

Net loss per common share - basic and diluted	$(0.06)			$(0.07)

Weighted average number of common shares outstanding
during the period - basic and diluted	26,173,619			26,258,046

MobileBits Holdings Corporation
Proforma Combined Balance Sheets
(Unaudited)

	MobileBits
	Holdings
	Corporation	Pringo, Inc.		Profoma	Proforma
	October 31, 2010	December 31, 2010		Adjustments	Combined
ASSETS

Current assets:
Cash	$64,295	$25,963	(3)	$3,207,859	$3,298,117
Investments in available-for-sale securities	-	4,444		-	4,444
Accounts receivable, net of allowance for doubtful accounts	-	69,933		-	69,933
Accounts receivables - related party	-	34,356		-	34,356
Prepaid expenses and other current assets	1,100	6,727		-	7,827
Total current assets	65,395	141,423		3,207,859	3,414,677

Property and equipment, net of accumulated depreciation	-	19,894		-	19,894
Software development costs, net of accumulated amortization	-	247,660		-	247,660
Intangible assets, net of accumulated amortization	15,158	-	(4)	8,606,273	8,621,431
Domain name	-	20,100		-	20,100
Goodwill	-	-	(4)	5,737,515	5,737,515

Total assets	$80,553	$429,077		$17,551,647	$18,061,277

LIABILITIES & STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$321,097	$305,996		$-	$627,093
Accounts payable and accrued expenses - related party	189,066	216,132	(4)	100,000	505,198
Short term debt - related party, net of debt discount	-	191,000		-	191,000
Stock payable	171,000	-		-	171,000
Deferred income	-	1,467		-	1,467
Total current liabilities	681,163	714,595		100,000	1,495,758

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
Preferred stock, $0.001 par value; 10,000,000 shares authorized;
none issued and outstanding
Common stock, $0.001 par value, 100,000,000 shares authorized;
52,375,232 shares issued and outstanding, respectively	21,559	23	(1)	(23)	54,376
			(3)	7,129
			(4)	28,688
			(5)	(3,000)
Additional paid in capital	1,487,618	1,867,779	(1)	23	18,620,930
			(2)	(2,112,764)
			(2)	(40,556)
			(3)	3,557,159
			(3)	(356,429)
			(4)	14,315,100
			(4)	(100,000)
			(5)	3,000
Accumulated deficit	(2,109,787)	(2,112,764	(2)	2,112,764	(2,109,787)
Accumulated other comprehensive loss	-	(40,556	(2)	40,556	-

Total stockholders' deficit	(600,610)	(285,518)		17,451,647	16,565,519

Total liabilities and stockholders' deficit	$80,553	$429,077		$17,551,647	$18,061,277

(1) To eliminate par for shares of Pringo common stock
(2) To eliminate accumulated deficit of Pringo
(3) To record new stock issuances of 7,128,575 shares of common stock at $0.50 per share and related commission
(4) To record issuance of 28,687,616 shares of common stock valued at $0.50 per share to Pringo, Inc. shareholders, less $100,000 paid in commissions
- Due to volume and recent sales of stock in large volumes at $0.50 per share, $0.50 per share was used to value the shares issued upon the merger
- The Company plans on obtaining a third party valuation, therefore, there may be adjustments to the purchase price allocation upon filing the 8k.
- The estimates used in valuing all intangible assets are based upon assumptions believed to be reasonable but which are inherently uncertain and unpredictable.
Assumptions may be incomplete or inaccurate, and unanticipated events and circumstances may occur. Accordingly, actual results may differ from the projected results used to determine fair value and to estimate useful lives. Incorrect estimates of fair value and/or useful lives could result in future impairment charges and those charges could be material to our results of operations.
- An estimated 60% of the purchase price was allocated to acquired technology and other identifiable intangible assets, such as customer relationships.
The excess of our cost over the fair value of the net tangible and identifiable intangible assets acquired is recorded as goodwill. The amounts allocated to acquired technology and other intangible assets represent our estimates of their fair values at the acquisition date.
(5) The Company repurchased 3,000,000 shares after the issuance of 28,687,616 common shares to Pringo, Inc. shareholders to partially offset any dilutive effect.